As filed with the Securities and Exchange Commission on March 10, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21079

Trust for Advisor Solutions (Formerly Hatteras Alternative Mutual Funds Trust)
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

Stacie L. Lamb, 615 East Michigan Street Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-877-569-2382

Date of fiscal year end:	December 31, 2016

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2016

Hatteras Alpha Hedged Strategies Fund

Hatteras Managed Futures Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Event Driven Fund

Hatteras Disciplined Opportunity Fund

TRUST FOR ADVISOR SOLUTIONS

For the year ended December 31, 2016

Table of Contents

Portfolio Management's Discussion of Fund Performance	1-5
Allocation of Portfolio Assets	6-17
Schedules of Investments	18-49
Statements of Assets and Liabilities	50-51
Statements of Operations	52-53
Statements of Changes in Net Assets	54-59
Notes to Financial Statements	60-87
Report of Independent Registered Public Accounting Firm	88
Expense Example	89
Results of Shareholder Meeting	93
Independent Trustees Approval of Sub-Advisory Agreement	94

TRUST FOR ADVISOR SOLUTIONS

Hatteras Alpha Hedged Strategies Fund

Hatteras Managed Futures Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Event Driven Fund

Hatteras Disciplined Opportunity Fund

Financial Statements

For the year ended December 31, 2016

PORTFOLIO MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Discussion of Fund Performance

Capital Markets Review

Domestic equity markets overcame a volatile start to the year to close 2016 with solid gains, with the S&P 500 index returning 11.96% and the Russell 2000 index gaining 21.31%. The first six weeks of 2016 brought on the year's largest bout of volatility as heightened concerns of a potential global recession were spurred by a faltering Chinese economy, falling oil prices, widening credit spreads, and an earnings recession domestically. February 11th marked the lows for the year in domestic equity markets which marched higher into June as global central banks signaled the continuation of the accommodative monetary policy era and oil prices rebounded. The market's attention in June shifted to the U.K. where a majority of voters ultimately decided in favor of leaving the E.U., much to the surprise of pollsters and the financial markets. The turmoil spurred by the U.K.'s 'Brexit' was short-lived as central banks once again pledged support to maintain stability in the financial markets. The second half of 2016 began with a continuation of the post-'Brexit" relief rally, though much of the third quarter was characterized by low volatility across global markets. The year's final quarter will be remembered by Donald Trump's victory in the U.S. presidential election and a clean sweep for Republicans in both the House and Senate. Domestic equity markets celebrated this unforeseen outcome with sizable rallies on the back of expectations for pro-business policies including tax cuts, higher infrastructure spending, and reduced regulation.

International equities underperformed domestic markets in USD terms, with the MSCI EAFE NR index returning 1.00% and the MSCI Emerging Markets NR index gaining 11.19%. Weak global economic growth and a stronger US dollar acted as headwinds for these indices. Emerging markets' gains were supported by rising commodity prices as evidenced by the 11.77% annual return in the Bloomberg Commodity TR index.

Fixed income markets also generated positive returns in 2016, with the Barclays US Aggregate and Barclays Global Aggregate gaining 2.65% and 2.09% respectively in USD terms. High yield bonds outperformed for the year with the BofAML US High Yield Master II index gaining 17.49%. Global interest rates marched lower in the first half of the year to the benefit of long duration assets. In July, interest rates reversed and continued higher with heightened expectations for Federal Reserve interest rate hikes and potential for a stronger inflation outlook under the new U.S. administration. The change in the credit spread environment played out in the first quarter of the year. In February, as oil prices fell below $27 a barrel and fears of a global recession rippled through markets, high yield spreads reached their widest levels since 2011, leading to steep losses for riskier bonds. By mid-February, factors including central banks' signals of supportive policies and a rebound in the price of oil sparked a rally in corporate bonds, and credit spreads continued to tighten through year end.

Hatteras Alpha Hedged Strategies Fund

The Hatteras Alpha Hedged Strategies Fund (ALPIX or "the Fund") is designed as a complete, turnkey alternative investment allocation. The Fund serves as a total portfolio diversifier by using a multi-strategy, multi-manager approach. The Fund allocates to four hedge fund strategies diversified by 8 hedge fund managers.

The first quarter of the year proved to be a challenging environment for hedge funds as fundamental stock picking was turned upside down by global macro-economic factors. Consequently, we concentrated the portfolio into a core group of existing managers with a strict focus on risk management and a proven ability to navigate volatile market conditions. As a result, in each of the three remaining quarters of the year, the Fund outperformed the Morningstar Multialternative category. Unfortunately, the first quarter's drawdown was difficult to overcome and the Fund returned -2.23% for the year, underperforming the HFRX Global Hedge Index (+2.50%).

2016 opened with steep declines for risk assets, and while the Fund's fundamental managers weighed on performance, Managed Futures' systematic approach generated solid gains, offsetting a portion of the losses. By mid-February, factors including central banks' signals of supportive policies and a rebound in the price of oil helped drive a rebound in stocks and high yield bonds which persisted through early June. It was during this period that the Fund posted its strongest gains led by Event Driven and Long/Short Equity strategies. The market's attention in June shifted to the U.K., where a majority of voters decided in favor of leaving the European Union. The turmoil spurred by the U.K.'s 'Brexit' was short lived as central banks once again pledged support to maintain stability in the financial markets.

The second half of 2016 began with a continuation of the post-'Brexit" relief rally, though much of the third quarter was characterized by low volatility across global markets. This setting allowed for further gains across all of our Long/Short Equity and Event Driven allocations. The year's final quarter will be remembered by Donald Trump's victory in the U.S. presidential election and a clean sweep for Republicans in both the House and Senate. Domestic equity markets celebrated this unforeseen outcome with sizable rallies on the back of expectations for pro-business policies including tax cuts, higher infrastructure spending, and reduced regulation. The Fund's Event Driven managers benefitted the most from this period with exposure to financials, materials, and consumer discretionary sectors within the U.S.

Event Driven was the Fund's top contributing strategy for the calendar year with positive performance from both managers in the portfolio. Our special situation manager generated gains from a diverse set of events throughout the year including activist positions, corporate turnarounds, and M&A. Our dedicated merger arbitrage manager benefitted from robust M&A activity and tightening deal spreads throughout much of the year.

Managed Futures also contributed as an emphasis on trading models that are complementary to trend following helped drive gains. Short term pattern recognition models led the way, capitalizing on pockets of volatility during the year.

Long/Short Debt detracted from the Fund's performance. While long positions in corporate credit and interest rate hedges were additive, losses in CMBS and credit related positions more than offset those gains during the year.

Long/Short Equity weighed the most on Fund performance in 2016. Short exposure to domestic equities and long exposure to international positions were among the largest detractors. Our small and mid-cap focused manager was the top performer with success in capitalizing on corporate earnings results throughout the year.

Hatteras Managed Futures Strategies Fund

The Hatteras Managed Futures Strategies Fund (HMFIX or the "Fund") is designed to serve as a total portfolio diversifier by providing low correlation to equities, fixed income, and other alternative investments.

The Fund returned 4.12% in 2016, outperforming the HFRX Macro: Systematic Diversified CTA Index by 5.56%. The Fund's annual performance compared favorably to its Morningstar peers (-2.75%), outpacing the category by +6.87%, placing the Fund in the top quartile for the year. Index and peer group returns paint a picture of a challenging environment for our trend following focused peers in 2016. Developing trends failed to materialize during the year as global central banks underpinned markets and political surprises failed to produce the type of volatility many pundits had been expecting. Thus, our Fund's emphasis on trading models that are complementary to trend following proved advantageous in 2016. Further, the Fund's use of shorter-term, more responsive trading models allowed it to adapt to the swift changes in market conditions which led to the Fund's outperformance relative to its peers.

The Fund exhibited the desired diversification benefits during three volatile periods during the year. First, the Fund successfully transitioned from risk off trades at the beginning of the year as fears of slowing growth in China and falling oil prices shook the market. Later in the first quarter, the Fund transitioned into risk on trades when global central banks pledged their support in an effort to avoid a global recession, and oil prices rebounded. Dedicated trend following strategies remained in risk off positions and weren't as nimble which erased their prior gains. Second, in the days leading up to June's 'Brexit' vote, the Fund maintained long positions in global interest rates and short positions in European currencies, leading to strong gains when the U.K. ultimately voted to leave the E.U. This was a credit to the systematic nature of the strategy, focusing on market data action rather than news headlines and poll data. Third, the Fund capitalized on the volatility in the bond market following the U.S. presidential election with short positions in global interest rate markets, again profiting from the repercussions of what was seen as an unlikely outcome.

By trading strategy, the Fund generated positive returns from three of the four primary trading models: pattern recognition, mean reversion, and carry. Revolution's pattern recognition models were the top performers of the year, these models were successful in profiting from short-term trades in choppy price trends and exiting trades prior to reversals. ROW's mean reversion models, which can act inversely to trend following models, performed particularly well in the second half of the year in markets with range bound trading activity. ROW's carry models also contributed for the year, identifying trading opportunities through interest rate differentials and the shape of the futures curves. Trend following models were broadly out of favor across the managed futures industry in 2016, and our Fund's trend following exposure was not immune to these challenges. Brief periods of trending markets in January and February as well as June and July failed to materialize and were followed by periods of declining volatility.

By market segment, global interest rates were the Fund's largest contributor in 2016 with notable gains in long European interest rate positions through July and short U.S. Treasury positions in the fourth quarter. Global equity indices also contributed: the Fund generated gains in both long and short positions in the first quarter; profited from a long position in the U.K.'s FTSE 100 index during the post 'Brexit' relief rally; and capitalized on a strong directional move to the upside in the DJIA following the U.S. election. Currency trades were a headwind for the Fund and were the largest detractor for both ROW and Revolution. Reversals from U.S. dollar weakening to strengthening, particularly in May and November, drove losses across developed market and emerging market currency trades. Commodity markets were a modest detractor for the year. Energy trades got off to a strong start in the first weeks of the year as the bear market in oil continued, but the models were challenged by the strong reversal and subsequent range bound trading seen later in the year. Gains in agriculture markets helped offset losses in the energy complex as the models correctly identified short trades over the summer months.

Hatteras Long/Short Equity Fund

The Hatteras Long/Short Equity Fund (HLSIX or the "Fund") is designed to serve as an equity portfolio diversifier. Through a multi-manager approach, the Fund allocates to multiple hedge fund managers seeking to profit by investing both long and short in individual equities.

The Hatteras Long/Short Equity Fund provides non-directional exposure, typically managing net exposures between 20% and 60%. This Fund can act as an equity portfolio diversifier by dampening volatility, enhancing diversification, and potentially providing protection against downside risks while still offering upside market participation.

The Fund returned -6.85% in 2016, underperforming the HFRX Equity Hedge Index which returned 0.10%. The first quarter of the year proved to be a challenging environment for hedge funds as fundamental stock picking was turned upside down by global macro-economic factors. Consequently, action was taken to concentrate the portfolio into a core group of generalist managers with a strict focus on risk management and a proven ability to navigate volatile market conditions. The result of this effort was a portfolio with broad exposure to various sectors, market cap ranges, and geographical regions.

Long positions within the consumer staples and information technology sectors were among the Fund's top contributors for the year. The consumer discretionary sector also contributed as both long and short positions added to Fund performance. Short positions were the Fund's largest detractor as periods of volatility were short lived and domestic equity indices rallied from mid-February onward. Long positions in international markets were also a source of frustration, particularly in emerging markets which didn't participate in the fourth quarter's rally.

From a manager perspective, two of the three managers were positive contributors to fund performance. Intrinsic Edge Capital, our small and mid-cap focused manager, led the pack and generated positive performance in all four quarters. Intrinsic Edge's gains were driven by the consumer discretionary and information technology sectors where profits were made in both long and short positions. Our global all-cap focused manager, Apis Capital, also added to Fund performance with meaningful contributions from information technology, health care and consumer staples positions. ISF, our all-cap value manager, was a modest detractor for the year driven by losses in short positions as valuations expanded while earnings growth remained elusive in 2016.

The Fund's allocations to sector specific managers early in the year challenged Fund performance (these managers are no longer in the Fund). This collection of managers' exposure to health care, information technology, as well as energy and industrials were the largest detractors for the year. Unfortunately, losses from these sector-specific managers surpassed the gains generated by the Fund's generalist managers.

Hatteras Long/Short Debt Fund

The Hatteras Long/Short Debt Fund (HFINX or the "Fund") is designed to serve as a fixed income diversifier. Through a multi-manager approach, the Fund has the ability to allocate to multiple hedge fund managers who seek to profit by investing in both long and short in individual fixed income securities.

The Fund acts as a fixed income portfolio diversifier by actively managing portfolio duration to potentially limit drawdowns caused by changing interest rates.

The Fund returned -3.78% in 2016, underperforming the HFRX Fixed Income — Corporate Index which was up 11.25%. Fixed income investors saw dramatic changes in 2016 for both the interest rate environment and for credit spreads. Global interest rates marched lower in the first half of the year to the benefit of traditional long duration assets. In July, interest rates reversed and continued higher with heightened expectations for Federal Reserve interest rate hikes and potential for a stronger inflation outlook under the new U.S. administration. The change in the credit spread environment played out in the first quarter of the year. In February, as oil prices fell below $27 a barrel and fears of a global recession rippled through markets, high yield spreads reached their widest levels since 2011, leading to steep losses for riskier bonds. By mid-February, factors including central banks' signals of supportive policies and a rebound in the price of oil sparked a rally in corporate bonds, and credit spreads continued to tighten through year end.

Against this backdrop, the Fund produced losses early in the year as credit analysis and bond picking failed to be rewarded during the flight to quality. Structured credit was also a source of frustration, impacted by challenges directly related to dynamics within the CMBS market. Consequently, we concentrated the portfolio to a single manager, Amundi Smith Breeden, with multi-strategy capabilities, a strict focus on risk management, and a proven ability to navigate volatile market conditions. Following this effort, the Fund closed out the year with gains as interest rate hedges paid off and value was extracted from corporate credit events.

Amundi Smith Breeden's strong performance was bolstered by gains across corporate credit, structured credit and event driven positions. Within corporate credit, gains were largest within energy, information technology and telecommunication services. Consumer discretionary bonds benefitted from corporate event developments that proved favorable for creditors. RMBS positions also contributed from a tailwind in U.S. housing. Amundi Smith Breeden's largest detractor for the year was corporate credit hedges. Interest rate hedges were also a detractor for the full year; however, in the fourth quarter, short interest rate positions protected the Fund from losses that hurt the traditional investment grade bond indices.

Hatteras Disciplined Opportunity Fund

The Hatteras Disciplined Opportunity Fund (HDOIX or the "Fund") is designed to serve as an equity portfolio diversifier. The Fund seeks to consistently outperform the broader equity markets on a risk-adjusted basis in both rising and declining markets.

The Fund employs a disciplined approach and systematically acts as an equity portfolio diversifier by mitigating volatility, potentially limiting losses during down market cycles and potentially delivering superior risk adjusted returns.

The Republican "sweep" of the November elections and an improving economy provided the impetus for a good fourth quarter, capping off a strong year for equities. The S&P 500 increased +3.8% in Q4 and returned +12.0% on a total return basis in 2016, capping off its eighth consecutive calendar year of positive returns. The Federal Reserve raised interest rates for the first time in 2016, a 0.25% increase at its

December Federal Open Market Committee (FOMC) Meeting. Importantly, it signaled its intention to raise rates another three times in 2017. Of course, the intention to raise rates and actually raising rates are two separate things, but we will be keeping a close eye on central bank policy in 2017 as it may be one of the main catalysts for increased volatility. The Fund was up 7.41% for the year, besting the HFRX Equity Hedge by +7.31%, and the U.S. OE Option Writing Mutual Fund Index by +1.96%. Overall, it was a very good year for the Fund.

The Fund's returns are derived from three distinct sources; directional market movements, income or option premium, and hedges that are designed to provide downside protection. Each performance driver plays a crucial and sometimes complementary role in the Fund's overall performance.

The directional return component is driven by the S&P 500's performance. The strategy generally increases when the S&P 500 rises and falls as the index declines. HDOIX also has a potential return enhancement component which is created through the ownership of a long at-the-money call option. The directional component added significantly to returns over the year due to the double-digit rise in the S&P 500.

The income component represents cash flows received from selling out-of-the-money call and put options. This serves two purposes: it potentially enhances returns during periods of modest market movements and may provide additional protection during declining markets. The income component modestly detracted from value over the year as out of the money call options eventually finished in the money.

The hedged component, one of the Fund's most important features, is always present and is designed to provide the Fund with downside protection in most market environments. This downside protection is achieved by purchasing an at-the-money put option that rises in value as the market falls. Although the hedge component added material value during the market correction in Q1, it ultimately detracted from value over the year as the S&P 500 recovered to finish the quarter and first half in positive territory.

Outlook

Entering 2017, valuations have risen across the risk asset spectrum fueled by accommodative policies from global central banks and expectations for pro-business policies from the new U.S. administration. Political risk overseas will be present in the coming year with general elections to be held in both Germany and France, and with the U.K. set to start the formal process of exiting the E.U. Potential for less accommodative polices from global central banks poses further risks as the Federal Reserve forecasts three rate hikes during the year and the European Central Bank hints at tapering its bond buying stimulus program. We believe that these factors have potential to cause pockets of volatility in the year to come. Therefore, we will continue to view hedged investment strategies as an important component of investors' portfolios.

Definitions

Barclays Capital Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed-income investments.

Barclays Capital US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

BoA ML High Yield Master II Index is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

Carry models invest in both long and short positions seeking to receive a premium independent of market momentum.

CMBS, or Commercial Mortgage-Backed Security, is a type of mortgage-backed security that is secured by the loan on a commercial property. A CMBS can provide liquidity to real estate investors and to commercial lenders.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

The FTSE 100 is an index composed of the 100 largest companies listed on the London Stock Exchange.

Trend Following models seek to benefit from the continuation of either upward or downward market momentum.

HFRX Equity Hedge Fund Index is an unmanaged, un-investible index. Equity hedge strategies maintain both long and short positions in primarily equity and equity derivative securities. Equity hedge managers would typically maintain at least 50% in equities, and may in some cases be substantially entirely invested in equities, both long and short.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The HFRX Macro: Systematic Diversified CTA Index is an uninvestible, unmanaged index that is comprised of strategies that have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

HFRX RV Fixed Income Corporate Index includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk free government bond. Fixed Income — Corporate strategies differ from Event Driven: Credit Arbitrage in that the former more typically involve more general market hedges which may vary in the degree to which they limit fixed income market exposure, while the later typically involve arbitrage positions with little or no net credit market exposure, but are predicated on specific, anticipated idiosyncratic developments.

Mean Reversion models look to identify overbought or oversold conditions and move inverse to market momentum.

Funds in the Morningstar Multialternative Category will use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others.

Morningstar U.S. OE Option Writing Mutual Fund Index includes option writing funds which aim to generate a significant portion of their returns from the collection of premiums on options contracts sold.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The EAFE acronym stands for Europe, Australasia and Far East.

Pattern Recognition models can blend the characteristics of trend following and mean reversion models.

RMBS is a Residential Mortgage-Backed Security and is type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages. A residential mortgage-backed security is comprised of a pool of mortgage loans created by banks and other financial institutions.

Standard & Poor's (S&P) 500 Total Return Index is an unmanaged, un-investible index whose 500 stocks are chosen for market size, liquidity, and industry grouping, among other factors. It is a market value weighted index, with each stock«s weight in the index proportionate to its market value. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500 is a market value weighted index — each stock's weight in the index is proportionate to its market value.

Structured Credit can be defined as bundles of debts such as commercial real estate, car loans, and mortgages that are then packaged into securities offering different levels of risk and exposure to losses.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investments.

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HATTERAS ALPHA HEDGED STRATEGIES FUND

Growth of $1,000,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	5Y1	10Y1	Since Inception[1]
Hatteras Alpha Hedged Strategies Fund (Class A w/o sales charge)	-2.64%	0.19%	N/A	-0.38%[2]
Hatteras Alpha Hedged Strategies Fund (Class A w/ sales charge)	-7.27%	-0.78%	N/A	-1.23%[2]
Hatteras Alpha Hedged Strategies Fund (Class C)	-3.39%	-0.55%	-1.43%	-1.14%[3]
Hatteras Alpha Hedged Strategies Fund (Institutional Class)	-2.23%	0.88%	N/A	1.26%[4]
HFRI FOF: Composite Index	0.48%	3.41%	1.31%	1.84%[5]
HFRX Global Hedge Fund Index	2.50%	1.64%	-0.58%	0.06%[5]
S&P 500 Total Return Index	11.96%	14.66%	6.95%	7.88%
Barclays Aggregate Bond Index	2.65%	2.23%	4.34%	4.53%
BofA ML 3-Month US Treasury Bill	0.33%	0.12%	0.80%	0.97%

1.  Average annual total return.

2.  Class A inception date: 5/2/2011.

3.  Class C inception date: 8/1/2006.

4.  Institutional Class inception date: 9/30/2011.

5.  HFRI FOF: Composite Index and HFRX Global Hedge Index for the period beginning 7/31/2006. Data is only available for monthly periods.

	Class A	Class C	Institutional Class
Total Fund Operating Expenses[6,7]	3.85%	4.60%	3.60%
Net Fund Operating Expenses[6,7,8]	3.62%	4.37%	3.37%

6.  The expense ratios are taken from the Fund's most recent prospectus dated July 1, 2016.

7.  Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

8.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.24% for Institutional Class, 2.49% for Class A, and 3.24% for Class C through June 30, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on August 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

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HATTERAS ALPHA HEDGED STRATEGIES FUND

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

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HATTERAS MANAGED FUTURES STRATEGIES FUND

Growth of $1,000,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	Since Inception[1]
Hatteras Managed Futures Strategies Fund	4.12%	0.11%[2]
Barclays Aggregate Bond Index	2.65%	1.69%
BofA ML 3-Month US Treasury Bill	0.33%	0.12%
HFRX Macro: Systematic Diversified CTA Index	-1.44%	-0.86%

1.  Average annual total return.

2.  Inception Date 9/27/2012.

Institutional Class
Total Fund Operating Expenses[3,4]	2.63%
Net Fund Operating Expenses[3,4,5]	2.44%

3.  The expense ratio is taken from the Fund's most recent prospectus dated July 1, 2016.

4.  Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

5.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 1.99% through June 30, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on September 27, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

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HATTERAS MANAGED FUTURES STRATEGIES FUND (CONSOLIDATED)

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

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HATTERAS LONG/SHORT EQUITY FUND

Growth of $1,000,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	5Y1	Since Inception[1]
Hatteras Long/Short Equity Fund (Class A w/o sales charge)	-7.17%	1.30%	1.29%[2]
Hatteras Long/Short Equity Fund (Class A w/ sales charge)	-11.57%	0.32%	0.42%[2]
Hatteras Long/Short Equity Fund (Institutional Class)	-6.85%	1.77%	1.74%[2]
HFRX Equity Hedge Index	0.10%	2.92%	-0.48%
S&P 500 Total Return Index	11.96%	14.66%	11.56%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

	Class A	Institutional Class
Total Fund Operating Expenses[3,4]	4.00%	3.75%
Net Fund Operating Expenses[3,4,5]	3.57%	3.32%

3.  The expense ratios are taken from the Fund's most recent prospectus dated July 1, 2016.

4.  Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

5.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.24% for Class A and 1.99% for Institutional Class through June 30, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS LONG/SHORT EQUITY FUND

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

^ Amount is less than 0.05%.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS LONG/SHORT DEBT FUND

Growth of $1,000,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	5Y1	Since Inception[1]
Hatteras Long/Short Debt Fund (Class A w/o sales charge)	-4.39%	-1.28%	-1.78%[2]
Hatteras Long/Short Debt Fund (Class A w/ sales charge)	-8.91%	-2.23%	-2.63%[2]
Hatteras Long/Short Debt Fund (Class C)	-5.08%	N/A	-5.01%[3]
Hatteras Long/Short Debt Fund (Institutional Class)	-3.78%	-0.74%	-1.28%[2]
BofA ML 3-Month US Treasury Bill	0.33%	0.12%	0.11%
HFRX RV: FI — Corporate Index	11.25%	5.35%	4.33%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

3.  Inception date: 10/1/2013.

	Class A	Class C	Institutional Class
Total Fund Operating Expenses[4,5]	3.17%	3.92%	2.92%
Net Fund Operating Expenses[4,5,6]	3.00%	3.75%	2.75%

4.  The expense ratios are taken from the Fund's most recent prospectus dated July 1, 2016.

5.  Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

6.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.24% for Class A, 2.99% for Class C, and 1.99% for Institutional Class through June 30, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS LONG/SHORT DEBT FUND

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS EVENT DRIVEN FUND

Growth of $10,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	5Y1	10Y1	Since Inception[1]
Hatteras Event Driven Fund	2.73%	4.59%	3.01%	2.80%[2]
HFRX Event Driven Index	11.08%	3.66%	1.01%	1.32%[3]
BofA Merrill Lynch 3 Month Treasury Bill Index	0.33%	0.12%	0.80%	1.07%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2006.

3.  HFRX Event Driven Index and BofA Merrill Lynch 3 Month Treasury Bill Index for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $10,000 made on May 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS EVENT DRIVEN FUND

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

^ Amount is less than 0.05%.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS DISCIPLINED OPPORTUNITY FUND

Growth of $1,000,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	Since Inception[1]
Hatteras Disciplined Opportunity Fund	7.41%	4.43%[2]
HFRX Equity Hedge Index	0.10%	-0.28%
S&P 500 Total Return Index	11.96%	8.87%

1.  Average annual total return.

2.  Inception date: 12/31/2013.

Total Fund Operating Expenses[3,4]	2.37%
Net Fund Operating Expenses[3,4,5]	1.75%

3.  The expense ratio is taken from the Fund's most recent prospectus dated April 29, 2016.

4.  Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

5.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 1.75% through at least June 30, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on December 31, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS DISCIPLINED OPPORTUNITY FUND

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS ALPHA HEDGED STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Underlying Funds — 98.9%
Hatteras Event Driven Fund — Class Ha,b	1,649,047	$18,316,956
Hatteras Managed Futures Strategies Fund — Institutional Class[a,b]	2,630,740	19,178,091
Long/Short Equity[a,b]	3,067,671	23,437,010
Relative Value — Long/Short Debt[a,b]	890,727	7,456,455
Total Underlying Funds (Cost $56,593,720)		68,388,512
Money Market Funds — 1.4%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.37%[c]	941,194	941,194
Total Money Market Funds (Cost $941,194)		941,194
Total Investments (Cost $57,534,914) — 100.3%		69,329,706
Liabilities in Excess of Other Assets — (0.3)%		(209,778)
Total Net Assets — 100.0%		$69,119,928

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 9 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2016.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$19,178,091	$49,210,421	$—	$68,388,512
Money Market Funds	941,194	—	—	941,194
Total Investments	$20,119,285	$49,210,421	$—	$69,329,706

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The Level categories above represent the Fund's investments in shares of the Underlying Funds, and money market funds. The investments and other financial instruments held by the Underlying Funds have separate level categorizations which can be found in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2016
(Consolidated)

	Shares	Value
Money Market Funds — 76.3%
Invesco Advisers, Inc. STIT — Treasury Portfolio — Institutional Class 0.37%[a]	18,572,328	$18,572,328
Total Money Market Funds (Cost $18,572,328)		18,572,328
Other Short-Term Investment Vehicle — 10.6%
Carolina Institutional Short Duration Fund[b]	2,500,000	2,572,168
Total Other Short-Term Investment Vehicle (Cost $2,500,000)		2,572,168
Total Investments (Cost $21,072,328) — 86.9%		21,144,496
Other Assets in Excess of Liabilities — 13.1%		3,201,997
Total Net Assets — 100.0%		$24,346,493

Percentages are stated as a percent of net assets.

a  Variable Rate Security. The rate shown represents the seven day yield at December 31, 2016.

b  Security fair valued in good faith pursuant to policies adopted by the Fund's Board of Trustees. The value of these securities total $2,572,168, which represents 10.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

SCHEDULE OF OPTIONS WRITTEN

December 31, 2016
(Consolidated)

	Contracts	Value
Call Options
Corn
Expiration: February 2017, Exercise Price: $345.00	6	$3,375
Expiration: February 2017, Exercise Price: $350.00	6	2,475
Expiration: February 2017, Exercise Price: $355.00	5	1,469
Crude Oil
Expiration: February 2017, Exercise Price: $52.00	3	7,110
Expiration: February 2017, Exercise Price: $53.00	3	5,100
Expiration: February 2017, Exercise Price: $53.50	1	1,410
Soybean
Expiration: February 2017, Exercise Price: $1,010.00	5	4,000
Expiration: February 2017, Exercise Price: $1,020.00	5	3,031
Expiration: February 2017, Exercise Price: $1,030.00	4	1,825
Total Call Options		29,795
Put Options
Corn
Expiration: February 2017, Exercise Price: $345.00	6	1,275
Expiration: February 2017, Exercise Price: $350.00	6	1,875
Expiration: February 2017, Exercise Price: $355.00	5	2,219
Crude Oil
Expiration: February 2017, Exercise Price: $52.00	3	1,950
Expiration: February 2017, Exercise Price: $53.00	3	2,940
Expiration: February 2017, Exercise Price: $53.50	1	1,190
Soybean
Expiration: February 2017, Exercise Price: $1,010.00	5	5,500
Expiration: February 2017, Exercise Price: $1,020.00	5	7,031
Expiration: February 2017, Exercise Price: $1,030.00	4	7,025
Total Put Options		31,005
Total Options Written (Premiums received $64,536) — 0.2%		$60,800

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

FORWARD CONTRACTS

December 31, 2016
(Consolidated)

Long Forward Contracts

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2016	Currency to be Received	U.S. $ Value December 31, 2016	Unrealized Appreciation (Depreciation)
3/2/17	Jefferies Financial Services, Inc.	1,352,645 U.S. Dollars	$1,352,645	1,833,000 Australian Dollars	$1,320,755	$(31,890)
3/2/17	Jefferies Financial Services, Inc.	1,452,556 U.S. Dollars	1,452,556	4,978,000 Brazilian Real	1,502,990	50,434
3/2/17	Jefferies Financial Services, Inc.	3,201,697 U.S. Dollars	3,201,697	2,570,000 British Pounds	3,172,078	(29,619)
3/2/17	Jefferies Financial Services, Inc.	1,427,056 U.S. Dollars	1,427,056	1,914,000 Canadian Dollars	1,426,574	(482)
3/2/17	Jefferies Financial Services, Inc.	723,225 U.S. Dollars	723,225	474,000,000 Chilean Pesos	704,552	(18,673)
3/2/17	Jefferies Financial Services, Inc.	1,400,151 U.S. Dollars	1,400,151	4,251,000,000 Colombian Pesos	1,400,190	39
3/2/17	Jefferies Financial Services, Inc.	224,761 U.S. Dollars	224,761	210,000 Euros	221,732	(3,029)
3/2/17	Jefferies Financial Services, Inc.	643,521 U.S. Dollars	643,521	189,600,000 Hungarian Forint	646,411	2,890
3/2/17	Jefferies Financial Services, Inc.	3,208,857 U.S. Dollars	3,208,857	219,000,000 Indian Rupee	3,204,690	(4,167)
3/2/17	Jefferies Financial Services, Inc.	2,859,646 U.S. Dollars	2,859,646	38,750,000,000 Indonesian Rupiah	2,849,090	(10,556)
3/2/17	Jefferies Financial Services, Inc.	1,119,499 U.S. Dollars	1,119,499	130,300,000 Japanese Yen	1,118,250	(1,249)
3/2/17	Jefferies Financial Services, Inc.	987,371 U.S. Dollars	987,371	20,390,000 Mexican Pesos	975,448	(11,923)
3/2/17	Jefferies Financial Services, Inc.	2,824,924 U.S. Dollars	2,824,924	89,750,000 New Taiwan Dollars	2,792,682	(32,242)
3/2/17	Jefferies Financial Services, Inc.	1,919,825 U.S. Dollars	1,919,825	2,717,000 New Zealand Dollars	1,883,990	(35,835)
3/2/17	Jefferies Financial Services, Inc.	1,815,713 U.S. Dollars	1,815,713	15,340,000 Norwegian Krone	1,777,169	(38,544)
3/2/17	Jefferies Financial Services, Inc.	854,618 U.S. Dollars	854,618	2,900,000 Peruvian Nuevo Sol	856,800	2,182
3/2/17	Jefferies Financial Services, Inc.	4,255,977 U.S. Dollars	4,255,977	213,940,000 Philippine Peso	4,294,546	38,569
3/2/17	Jefferies Financial Services, Inc.	2,363,484 U.S. Dollars	2,363,484	9,972,000 Polish Zloty	2,380,391	16,907
3/2/17	Jefferies Financial Services, Inc.	303,203 U.S. Dollars	303,203	1,268,000 Romanian Leu	294,521	(8,682)
3/2/17	Jefferies Financial Services, Inc.	1,737,345 U.S. Dollars	1,737,345	109,900,000 Russian Ruble	1,768,565	31,220
3/2/17	Jefferies Financial Services, Inc.	365,846 U.S. Dollars	365,846	522,000 Singapore Dollars	360,339	(5,507)
3/2/17	Jefferies Financial Services, Inc.	1,439,158 U.S. Dollars	1,439,158	20,240,000 South African Rand	1,456,416	17,258
3/2/17	Jefferies Financial Services, Inc.	517,246 U.S. Dollars	517,246	606,000,000 South Korean Won	501,782	(15,464)
3/2/17	Jefferies Financial Services, Inc.	1,183,450 U.S. Dollars	1,183,450	10,830,000 Swedish Krona	1,193,089	9,639

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

FORWARD CONTRACTS

December 31, 2016 (continued)
(Consolidated)

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2016	Currency to be Received	U.S. $ Value December 31, 2016	Unrealized Appreciation (Depreciation)
3/2/17	Jefferies Financial Services, Inc.	963,168 U.S. Dollars	$963,168	972,000 Swiss Franc	$958,243	$(4,925)
3/2/17	Jefferies Financial Services, Inc.	35,883 U.S. Dollars	35,883	1,280,000 Thai Baht	35,733	(150)
			$39,180,825		$39,097,026	$(83,799)

Short Forward Contracts

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2016	Currency to be Received	U.S. $ Value December 31, 2016	Unrealized Appreciation (Depreciation)
3/2/17	Jefferies Financial Services, Inc.	2,939,000 Australian Dollars	$2,117,675	2,158,617 U.S. Dollars	$2,158,617	$40,942
3/2/17	Jefferies Financial Services, Inc.	870,000 Brazilian Real	262,676	248,657 U.S. Dollars	248,657	(14,019)
3/2/17	Jefferies Financial Services, Inc.	1,464,000 British Pounds	1,806,974	1,844,139 U.S. Dollars	1,844,139	37,165
3/2/17	Jefferies Financial Services, Inc.	4,205,000 Canadian Dollars	3,134,140	3,141,182 U.S. Dollars	3,141,182	7,042
3/2/17	Jefferies Financial Services, Inc.	632,000,000 Chilean Pesos	939,402	931,973 U.S. Dollars	931,973	(7,429)
3/2/17	Jefferies Financial Services, Inc.	1,960,000,000 Colombian Pesos	645,583	637,798 U.S. Dollars	637,798	(7,785)
3/2/17	Jefferies Financial Services, Inc.	2,185,000 Euros	2,307,069	2,305,201 U.S. Dollars	2,305,201	(1,868)
3/2/17	Jefferies Financial Services, Inc.	189,600,000 Hungarian Forint	646,411	646,231 U.S. Dollars	646,231	(180)
3/2/17	Jefferies Financial Services, Inc.	147,900,000 Indian Rupee	2,164,264	2,130,962 U.S. Dollars	2,130,962	(33,302)
3/2/17	Jefferies Financial Services, Inc.	34,800,000,000 Indonesian Rupiah	2,558,667	2,502,678 U.S. Dollars	2,502,678	(55,989)
3/2/17	Jefferies Financial Services, Inc.	90,800,000 Japanese Yen	779,256	807,063 U.S. Dollars	807,063	27,807
3/2/17	Jefferies Financial Services, Inc.	6,960,000 Mexican Pesos	332,963	334,963 U.S. Dollars	334,963	2,000
3/2/17	Jefferies Financial Services, Inc.	137,940,000 New Taiwan Dollars	4,292,173	4,307,734 U.S. Dollars	4,307,734	15,561
3/2/17	Jefferies Financial Services, Inc.	1,769,000 New Zealand Dollars	1,226,639	1,222,861 U.S. Dollars	1,222,861	(3,778)
3/2/17	Jefferies Financial Services, Inc.	17,710,000 Norwegian Krone	2,051,739	2,061,444 U.S. Dollars	2,061,444	9,705
3/2/17	Jefferies Financial Services, Inc.	609,000 Peruvian Nuevo Sol	179,928	176,343 U.S. Dollars	176,343	(3,585)
3/2/17	Jefferies Financial Services, Inc.	144,420,000 Philippine Peso	2,899,030	2,868,607 U.S. Dollars	2,868,607	(30,423)
3/2/17	Jefferies Financial Services, Inc.	4,047,000 Polish Zloty	966,050	960,140 U.S. Dollars	960,140	(5,910)
3/2/17	Jefferies Financial Services, Inc.	6,087,000 Romanian Leu	1,413,841	1,427,364 U.S. Dollars	1,427,364	13,523

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

FORWARD CONTRACTS

December 31, 2016 (continued)
(Consolidated)

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2016	Currency to be Received	U.S. $ Value December 31, 2016	Unrealized Appreciation (Depreciation)
3/2/17	Jefferies Financial Services, Inc.	78,300,000 Russian Ruble	$1,260,042	1,186,364 U.S. Dollars	$1,186,364	$(73,678)
3/2/17	Jefferies Financial Services, Inc.	285,000 Singapore Dollars	196,737	197,259 U.S. Dollars	197,259	522
3/2/17	Jefferies Financial Services, Inc.	3,650,000 South African Rand	262,644	257,990 U.S. Dollars	257,990	(4,654)
3/2/17	Jefferies Financial Services, Inc.	3,371,000,000 South Korean Won	2,791,264	2,839,630 U.S. Dollars	2,839,630	48,366
3/2/17	Jefferies Financial Services, Inc.	13,200,000 Swedish Krona	1,454,180	1,429,704 U.S. Dollars	1,429,704	(24,476)
3/2/17	Jefferies Financial Services, Inc.	2,710,000 Swiss Franc	2,671,644	2,680,266 U.S. Dollars	2,680,266	8,622
3/2/17	Jefferies Financial Services, Inc.	13,920,000 Thai Baht	388,601	390,914 U.S. Dollars	390,914	2,313
			$39,749,592		$39,696,084	$(53,508)
Total Forward Contracts — (0.6%)			$78,930,417		$78,793,110	$(137,307)

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

FUTURES CONTRACTS

December 31, 2016
(Consolidated)

	Counterparty	Expiration Month	Contracts	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
Brent Crude	ADM Investor Services, Inc.	May 2017	17	$986,680	$80,383
Brent Crude	ADM Investor Services, Inc.	June 2017	5	292,200	3,606
Cocoa	ADM Investor Services, Inc.	May 2017	14	295,820	(16,667)
Robusta Coffee 10Tn	ADM Investor Services, Inc.	March 2017	5	106,900	3,427
Robusta Coffee 10Tn	ADM Investor Services, Inc.	May 2017	2	42,880	470
Copper	ADM Investor Services, Inc.	March 2017	2	125,275	1,220
Corn	ADM Investor Services, Inc.	March 2017	17	299,200	(2,707)
Corn	ADM Investor Services, Inc.	May 2017	17	303,875	(770)
Euro Stoxx 50	ADM Investor Services, Inc.	March 2017	14	482,936	10,337
Euro-Bobl	ADM Investor Services, Inc.	March 2017	47	6,611,308	24,555
Euro-Bund	ADM Investor Services, Inc.	March 2017	7	1,209,552	4,201
RBOB Gasoline	ADM Investor Services, Inc.	February 2017	2	140,356	21,962
RBOB Gasoline	ADM Investor Services, Inc.	April 2017	2	156,324	3,759
RBOB Gasoline	ADM Investor Services, Inc.	May 2017	5	392,721	8,238
Long Gilt	ADM Investor Services, Inc.	March 2017	5	775,369	9,959
Low Sulphur Gasoil	ADM Investor Services, Inc.	February 2017	2	100,950	9,760
Natural Gas	ADM Investor Services, Inc.	April 2017	45	1,604,700	75,207
Natural Gas	ADM Investor Services, Inc.	May 2017	9	318,870	16,177
NY Harbor ULSD	ADM Investor Services, Inc.	April 2017	2	146,118	4,200
Palladium	ADM Investor Services, Inc.	March 2017	2	136,650	(12,047)
Rapeseed Euro	ADM Investor Services, Inc.	February 2017	14	301,006	9,061
Rapeseed Euro	ADM Investor Services, Inc.	May 2017	14	300,269	7,298
Russell 2000 mini	ADM Investor Services, Inc.	March 2017	5	339,225	(8,135)
Soybean	ADM Investor Services, Inc.	May 2017	5	253,125	(9,783)
Soybean	ADM Investor Services, Inc.	July 2017	5	254,750	(5,023)
Soybean Oil	ADM Investor Services, Inc.	July 2017	52	1,096,056	(69,117)
SPI 200	ADM Investor Services, Inc.	March 2017	7	711,134	(17)
Sugar #11 (World)	ADM Investor Services, Inc.	July 2017	47	992,264	29,352
Wheat	ADM Investor Services, Inc.	March 2017	12	244,800	3,112
Wheat	ADM Investor Services, Inc.	May 2017	12	252,300	1,173
WTI Crude	ADM Investor Services, Inc.	April 2017	7	388,010	27,328
WTI Crude	ADM Investor Services, Inc.	May 2017	14	784,700	1,573
Yen Denom Nikkei	ADM Investor Services, Inc.	March 2017	17	1,384,727	21,078
Total Long Futures Contracts					$253,170

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

FUTURES CONTRACTS

December 31, 2016 (continued)
(Consolidated)

	Counterparty	Expiration Month	Contracts	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
10Yr Mini JGB	ADM Investor Services, Inc.	March 2017	31	$3,986,036	$(4,346)
90-Day Bank Bill	ADM Investor Services, Inc.	March 2018	12	847,796	412
Australia 10Y Bond	ADM Investor Services, Inc.	March 2017	7	491,012	(3,520)
Australia 3Yr Bond	ADM Investor Services, Inc.	March 2017	28	1,979,404	2,821
Brent Crude	ADM Investor Services, Inc.	March 2017	7	397,740	(31,481)
Brent Crude	ADM Investor Services, Inc.	April 2017	5	287,450	(4,317)
Canada 10Yr Bond	ADM Investor Services, Inc.	March 2017	14	1,434,045	9,369
Cocoa	ADM Investor Services, Inc.	July 2017	47	993,580	117,885
Cocoa — Ice	ADM Investor Services, Inc.	March 2017	2	42,691	6,409
Cocoa — Ice	ADM Investor Services, Inc.	May 2017	5	107,836	10,211
Coffee 'C'	ADM Investor Services, Inc.	March 2017	7	359,756	47,961
Coffee 'C'	ADM Investor Services, Inc.	May 2017	7	365,925	8,836
Copper	ADM Investor Services, Inc.	May 2017	9	565,200	(5,465)
Corn	ADM Investor Services, Inc.	July 2017	64	1,165,600	(4,277)
Euro-Btp	ADM Investor Services, Inc.	March 2017	2	284,869	(6,045)
Euro-Oat	ADM Investor Services, Inc.	March 2017	2	319,628	(3,645)
FTSE 100 Idx	ADM Investor Services, Inc.	March 2017	2	173,769	(3,626)
Gold 100 Oz	ADM Investor Services, Inc.	February 2017	2	230,340	4,178
Hang Seng IDX	ADM Investor Services, Inc.	January 2017	5	708,040	(8,647)
KC HRW Wheat	ADM Investor Services, Inc.	March 2017	9	188,325	6,905
KC HRW Wheat	ADM Investor Services, Inc.	May 2017	2	43,000	(337)
Natural Gas	ADM Investor Services, Inc.	February 2017	24	893,760	(147,264)
Natural Gas	ADM Investor Services, Inc.	March 2017	9	331,560	(14,604)
Platinum	ADM Investor Services, Inc.	April 2017	2	90,570	814
S&P500 Emini	ADM Investor Services, Inc.	March 2017	19	2,124,390	12,246
Silver	ADM Investor Services, Inc.	March 2017	2	159,890	(1,855)
Soybean	ADM Investor Services, Inc.	March 2017	14	702,800	17,582
Soybean Meal	ADM Investor Services, Inc.	May 2017	2	63,840	514
Soybean Meal	ADM Investor Services, Inc.	July 2017	5	161,000	(491)
Soybean Oil	ADM Investor Services, Inc.	March 2017	7	145,572	9,974
Soybean Oil	ADM Investor Services, Inc.	May 2017	59	1,236,168	61,447
Sugar #11 (World)	ADM Investor Services, Inc.	May 2017	50	1,078,000	10,278
U.S. 10Yr Note	ADM Investor Services, Inc.	March 2017	16	1,988,500	6,157
U.S. 5Yr Note	ADM Investor Services, Inc.	March 2017	37	4,353,570	7,260
Wheat	ADM Investor Services, Inc.	July 2017	113	2,453,513	26,204
WTI Crude	ADM Investor Services, Inc.	February 2017	12	644,640	(90,252)
WTI Crude	ADM Investor Services, Inc.	March 2017	12	655,920	(1,774)
Total Short Futures Contracts					$35,517
Total Futures Contracts — 1.2%					$288,687

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

Fair Values of derivative instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2016:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Futures Contracts	Unrealized appreciation on futures contracts*	$43,662	Unrealized depreciation on futures contracts*	$20,424
Total Equity Contracts		$43,662		$20,424
Commodities Contracts:
Options	Investments	$—	Written option contracts, at value	$60,800
Futures contracts	Unrealized appreciation on futures contracts*	639,325	Unrealized depreciation on futures contracts*	418,232
Total Commodities Contracts		$639,325		$479,032
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts*	$61,912	Unrealized depreciation on futures contracts*	$17,556
Total Interest Rate Contracts		$61,912		$17,556
Foreign Exchange Contracts:
Forward Contracts	Unrealized appreciation on forward contracts**	$382,706	Unrealized depreciation on forward contracts**	$520,013
Total Foreign Exchange Contracts		$382,706		$520,013
Total Derivatives		$1,127,605		$1,037,025

*  Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Variation margin is presented on the Statement of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Futures contracts	$739,494
Commodities Contracts:
Futures contracts	$(304,932)
Swap contracts	748,458
Written Options	420,198
Total Commodity Contracts	$863,724
Interest Rate Contracts:
Futures contracts	$537,606
Foreign Exchange Contracts:
Forward Contracts	$(188,527)
Futures Contracts	(144,086)
Total Foreign Exchange Contracts	$(332,613)
Total Realized Gain on Derivatives	$1,808,211

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Futures contracts	$23,238
Total Equity Contracts	$23,238
Commodities Contracts:
Futures contracts	$221,093
Swap contracts	(1,648,224)
Written Options	3,736
Total Commodities Contracts	$(1,423,395)
Interest Rate Contracts:
Futures contracts	$44,356
Total Interest Rate Contracts	$44,356
Foreign Exchange Contracts:
Forward contracts	(137,307)
Futures contracts	—
Total Foreign Exchange Contracts	(137,307)
Total Change in Unrealized Appreciation (Depreciation) on Derivatives	$(1,493,108)

The average quarterly value of written options during the year ended December 31, 2016 were as follows:

Written options	$9,125

The average quarterly notional amount of futures contracts during the year ended December 31, 2016 were as follows:

Long Futures Contracts
Equity Contracts	$1,513,014
Interest Rate Contracts	(164,471)
Commodities Contracts	14,574,674
Foreign Exchange Contracts	160,989
Short Futures Contracts
Equity Contracts	$225,160
Commodities Contracts	2,395,829
Long Forward Contracts
Foreign Exchange Contracts	$31,511,936
Short Forward Contracts
Foreign Exchange Contracts	$30,536,684

The Managed Futures Strategies Fund had swap transactions during the year ended December 31, 2016, however, due to the timing of these transactions, the average quarterly notional amount for the Fund was $0. For more information about the swap activity of the Fund, see the Consolidated Statement of Operations of the Fund.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Money Market Funds	$18,572,328	$—	$—	$18,572,328
Other Short-Term Investment Vehicle*	—	—	—	2,572,168
Total Investments in Long Securities	$18,572,328	$—	$—	$21,144,496
Written Options	$60,800	$—	$—	$60,800
Other Financial Instruments**
Long Futures Contracts	$253,170	$—	$—	$253,170
Short Futures Contracts	35,517	—	—	35,517
Long Forward Contracts	(83,799)	—	—	(83,799)
Short Forward Contracts	(53,508)	—	—	(53,508)
Total Other Financial Instruments	$151,380	$—	$—	$151,380

*  Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets and Liabilities.

**  Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS MANAGED FUTURES STRATEGIES FUND

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Consolidated Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2016:

Assets:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Statement Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral (Received) Pledged	Net Amount
Description
Futures Contracts*	$744,899	$—	$744,899	$(456,212)	$—	$288,687
Forward Contracts	382,706	—	382,706	(382,706)	—	—
	$1,127,605	$—	$1,127,605	$(838,918)	$—	$288,687

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Written Options	$60,800	$—	$60,800	$—	$(60,800)	$—
Futures Contracts*	456,212	—	456,212	(456,212)	—	—
Forward Contracts	520,013	—	520,013	(382,706)	—	137,307
	$1,037,025	$—	$1,037,025	$(838,918)	$(60,800)	$137,307

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund or liabilities or payment obligations of the clearing brokers to the Fund against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Variation margin is presented on the Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS LONG/SHORT EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Underlying Funds — 100.5%
Long/Short Equity[a,b]	1,675,689	$12,802,261
Total Underlying Funds (Cost $10,876,388)		$12,802,261
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Treasury Portfolio — Institutional Class, 0.37%[c]	854	854
Total Money Market Funds (Cost $854)		854
Total Investments (Cost $10,877,242) — 100.5%		12,803,115
Liabilities in Excess of Other Assets — (0.5)%		(63,841)
Total Net Assets — 100.0%		$12,739,274

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 9 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2016.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$—	$12,802,261	$—	$12,802,261
Money Market Funds	854	—	—	854
Total Investments	$854	$12,802,261	$—	$12,803,115

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The Level categories above represent the Fund's investments in shares of the Underlying Funds, and money market funds. The investments and other financial instruments held by the Underlying Funds have separate level categorizations which can be found in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS LONG/SHORT DEBT FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Underlying Funds — 100.1%
Relative Value — Long/Short Debt[a,b]	2,578,024	$21,581,157
Total Underlying Funds (Cost $22,073,724)		$21,581,157
Money Market Funds — 1.3%
Invesco Advisers, Inc. STIT — Treasury Portfolio — Institutional Class, 0.37%[c]	276,190	276,190
Total Money Market Funds (Cost $276,190)		276,190
Total Investments (Cost $22,349,914) — 101.4%		21,857,347
Liabilities in Excess of Other Assets — (1.4)%		(311,547)
Total Net Assets — 100.0%		$21,545,800

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 9 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2016.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$—	$21,581,157	$—	$21,581,157
Money Market Funds	276,190	—	—	276,190
Total Investments	$276,190	$21,581,157	$—	$21,857,347

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The Level categories above represent the Fund's investments in shares of the Underlying Funds, and money market funds. The investments and other financial instruments held by the Underlying Funds have separate level categorizations which can be found in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks — 92.8%
Aerospace & Defense — 0.2%
Rockwell Collins, Inc.	473	$43,876
Airlines — 1.2%
Delta Air Lines, Inc.[a]	4,343	213,632
Banks — 2.4%
CIT Group, Inc.[a]	4,677	199,615
Citigroup, Inc.	4,089	243,009
Total Banks		442,624
Building Products — 1.4%
Builders FirstSource, Inc.[a,b]	23,086	253,253
Chemicals — 10.2%
Ferro Corp.[a,b]	17,561	251,649
Monsanto Co.	1,441	151,608
Syngenta AG — ADR	3,918	309,718
The Dow Chemical Co.	2,363	135,211
Valspar Corp.	3,818	395,583
Valvoline, Inc.	5,695	122,442
WR Grace & Co.[a]	7,423	502,092
Total Chemicals		1,868,303
Commercial Services & Supplies — 1.5%
G&K Services, Inc.	2,778	267,938
Communications Equipment — 0.7%
ARRIS International PLC[b]	1,183	35,644
Brocade Communications Systems, Inc.	7,656	95,623
Total Communications Equipment		131,267
Construction Materials — 4.1%
Headwaters, Inc.[a,b]	31,772	747,277
Diversified Telecommunication Services — 4.1%
Level 3 Communications, Inc.[a,b]	13,350	752,406
Electric Utilities — 0.3%
Westar Energy, Inc.	1,102	62,098
Electrical Equipment — 1.2%
Hubbell, Inc.	1,896	221,263
Energy Equipment & Services — 1.4%
CARBO Ceramics, Inc.	1,895	19,822
FMC Technologies, Inc.[b]	6,755	240,005
Total Energy Equipment & Services		259,827
Food & Staples Retailing — 1.6%
Rite Aid Corp.[b]	36,509	300,834
Food Products — 9.1%
Hostess Brands, Inc.[a,b]	53,054	689,702
Lamb Weston Holdings, Inc.	0	13
Nomad Foods Ltd.[a,b]	39,067	373,871
The WhiteWave Foods Co.[b]	10,937	608,097
Total Food Products		1,671,683
Gas Utilities — 0.6%
Gas Natural, Inc.	8,525	106,989

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Health Care Equipment & Supplies — 3.6%
Human Touch Common Stock (acquired 8/12/2009 through 10/1/2013, Cost $97,925)[b,c,e]	394	$24,190
St. Jude Medical, Inc.	5,563	446,097
Vascular Solutions, Inc.[b]	3,406	191,076
Total Health Care Equipment & Supplies		661,363
Health Care Providers & Services — 1.0%
Team Health Holdings, Inc.[b]	4,334	188,312
Hotels, Restaurants & Leisure — 6.9%
ClubCorp Holdings, Inc.[a]	88,335	1,267,607
Marriott International, Inc.[a]	1	83
Total Hotels, Restaurants & Leisure		1,267,690
Household Durables — 1.8%
Sony Corp. — ADR[a]	11,733	328,876
Independent Power and Renewable Electricity Producers — 0.5%
Dynegy, Inc.[b]	10,634	89,964
Insurance — 1.1%
Endurance Specialty Holdings Ltd.	2,222	205,313
Internet Software & Services — 5.3%
Yahoo!, Inc.[a,b]	25,000	966,750
IT Services — 1.7%
CardConnect Corp.[a,b]	15,866	201,498
Cognizant Technology Solutions Corp.[b]	1,785	100,014
Total IT Services		301,512
Machinery — 0.2%
Jason Industries, Inc.[a,b]	18,703	33,665
Media — 2.6%
Lions Gate Entertainment Corp. — Class Aa,b	3,139	84,439
Lions Gate Entertainment Corp. — Class Ba	3,139	77,031
MDC Partners, Inc.	35,115	230,004
Time Warner, Inc.	885	85,429
Total Media		476,903
Oil, Gas & Consumable Fuels — 10.4%
Athabasca Oil Corp.[b]	78,086	119,224
Marathon Petroleum Corp.	2,140	107,749
Penn West Petroleum Ltd.[a,b]	829,052	1,467,422
The Williams Cos., Inc.[a]	5,135	159,904
Tidewater Midstream and Infrastructure Ltd.	37,966	44,960
Total Oil, Gas & Consumable Fuels		1,899,259
Real Estate Investment Trusts (REITs) — 8.5%
Dream Global Real Estate Investment Trust	26,000	182,996
Dream Hard Asset Alternatives Trust[a]	108,906	507,766
Dream Industrial Real Estate Investment Trust	26,486	168,268
Granite Real Estate Investment Trust	20,627	688,719
Total Real Estate Investment Trusts (REITs)		1,547,749
Semiconductors & Semiconductor Equipment — 2.9%
Intersil Corp.	9,659	215,396
NXP Semiconductors NVb	3,280	321,473
Total Semiconductors & Semiconductor Equipment		536,869

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Software — 3.4%
Mentor Graphics Corp.	7,784	$287,152
Ubisoft Entertainment SAa,b	9,441	335,493
Total Software		622,645
Specialty Retail — 0.8%
Cabela's, Inc.[b]	712	41,687
CST Brands, Inc.	2,138	102,945
Total Specialty Retail		144,632
Tobacco — 2.1%
Reynolds American, Inc.	6,837	383,146
Trading Companies & Distributors — 0.0%
Nexeo Solutions, Inc.[b]	236	2,197
Total Common Stocks (Cost $14,723,576)		17,000,115
Preferred Stocks — 0.3%
Health Care Equipment & Supplies — 0.3%
Human Touch Series B Preferred Stock, 5.000% (Acquired 8/12/2009 through 10/1/2013, Cost $195,800)[c,e]	787	59,028
Total Preferred Stocks (Cost $195,800)		59,028
	Principal Amount
Corporate Bonds — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Lightstream Resources Ltd. 8.625%, 02/01/2020[a,f]	$2,048,487	102,425
Total Corporate Bonds (Cost $1,404,556)		102,425
Escrow Notes — 0.0%
Lear Corp. (Aquired 11/19/2009, Cost $0)[b,c,e]	1,000,000	100
Smurfit-Stone Container Corp.[a,b,e]	7,125	0
Total Escrow Notes (Cost $0)		100
	Shares
Closed End Funds — 1.5%
American Capital Ltd.[b]	15,209	272,545
Total Closed End Funds (Cost $251,878)		272,545
Rights — 1.0%
Ambit Biosciences Corp.[b,e]	1,500	900
Chelsea Therapeutics International Ltd.[b,e]	1,000	110
Contra Teva Pharmaceuticals, Inc.[b,e]	71,885	0
Durata Therapeutics, Inc.[b,e]	10,000	0
Leap Wireless International, Inc. CVR[b,e]	60,000	180,000
Omthera Pharmaceuticals[b,e]	100	60
Trius Therapeutics, Inc.[b,e]	70,000	9,100
Total Rights (Cost $0)		190,170
The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Warrants — 0.4%
Hostess Brands, Inc. Expiration November 2021, Exercise Price: $11.50[b]	38,855	$67,219
Total Warrants (Cost $33,074)		67,219
	Contracts
Purchased Options[b] — 0.7%
Call Options — 0.3%
CBOE Volatility Index Expiration January 2017, Exercise Price: $22.00	118	4,130
ClubCorp Holdings, Inc. Expiration March 2017, Exercise Price: $11.00	91	31,395
Expiration March 2017, Exercise Price: $14.00	112	14,000
Fiat Chrysler Automobiles NV Expiration January 2017, Exercise Price: $20.00	59	148
Rite Aid Corp. Expiration January 2017, Exercise Price: $7.00	28	4,200
Expiration January 2017, Exercise Price: $8.00	110	7,150
Total Call Options		61,023
Put Options — 0.4%
iShares Russell 2000 ETF Expiration January 2017, Exercise Price: $132.00	47	5,922
Expiration January 2017, Exercise Price: $133.00	48	7,344
Expiration January 2017, Exercise Price: $135.00	241	54,707
Rockwell Collins, Inc. Expiration April 2017, Exercise Price: $75.00	3	277
Total Put Options		68,250
Total Purchased Options (Cost $118,087)		129,273
	Shares
Money Market Funds — 7.8%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.37%[d]	1,420,130	1,420,130
Total Money Market Funds (Cost $1,420,130)		1,420,130
Total Investments (Cost $18,147,101) — 105.0%		19,241,005
Liabilities in Excess of Other Assets — (5.0)%		(924,511)
Total Net Assets — 100.0%		$18,316,494

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt

CVR  Contingent Value Rights

a  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $8,791,159.

b  Non-income producing.

c  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2016, the value of these securities total $83,318 which represents 0.5% of total net assets.

d  Variable Rate Security. The rate shown represents the seven day yield at December 31, 2016.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

e  Security classified as Level 3 as determined in good faith pursuant to procedures adopted by the Board of Trustees — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). At December 31, 2016, the fair value of these securities total $273,488 which represents 1.5% of total net assets.

f  Default or other conditions exist and security is not presently accruing income.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2016

	Shares	Value
Common Stocks — 16.1%
Aerospace & Defense — 0.2%
B/E Aerospace, Inc.	549	$33,044
Automobiles — 1.1%
AutoCanada, Inc.	6,141	105,746
Tesla Motors, Inc.	483	103,212
Total Automobiles		208,958
Building Products — 0.9%
Armstrong World Industries, Inc.	3,844	160,679
Chemicals — 1.1%
A. Schulman, Inc.	1,469	49,138
H.B. Fuller Co.	3,315	160,148
Total Chemicals		209,286
Consumer Finance — 1.0%
Navient Corp.	10,597	174,109
Diversified Telecommunication Services — 0.4%
CenturyLink, Inc.	2,748	65,347
Energy Equipment & Services — 1.3%
Technip SA	3,378	240,622
Food & Staples Retailing — 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	313	12,446
Food Products — 0.6%
Tyson Foods, Inc.	1,658	102,265
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	4,844	186,058
Internet Software & Services — 3.3%
Alibaba Group Holding, Ltd. — ADR	6,984	613,265
Media — 1.6%
Charter Communications, Inc.	473	136,186
Liberty Media Corp.	5,102	159,948
Total Media		296,134
Oil, Gas & Consumable Fuels — 0.8%
Arch Coal, Inc.	951	74,225
Kinder Morgan, Inc.	2,173	45,003
Lightstream Resources Ltd.	5,019	0
Whitecap Resources, Inc.	3,790	34,325
Total Oil, Gas & Consumable Fuels		153,553
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Inc.	4,120	59,822
Real Estate Investment Trusts (REITs) — 0.7%
RioCan Real Estate Investment Trust	965	19,140
Camden Property Trust	1,364	114,672
Total Real Estate Investment Trusts (REITs)		133,812
Thrifts & Mortgage Finance — 0.1%
Home Capital Group, Inc.	831	19,397
Tobacco — 1.2%
British American Tobacco PLC	3,761	213,158

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2016 (continued)

	Shares	Value
Trading Companies & Distributors — 0.4%
Finning International, Inc.	3,313	$64,871
Total Common Stocks (Proceeds $2,878,110)		2,946,826
Exchange Traded Funds — 18.4%
Energy Select Sector SPDR Fund	5,070	381,872
Industrial Select Sector SPDR Fund	4,778	297,287
iShares Russell 2000 ETF	7,180	968,223
SPDR S&P 500 ETF Trust	7,743	1,730,793
Total Exchange Traded Funds (Proceeds $3,226,233)		3,378,175
Closed End Funds — 0.7%
Ares Capital Corp.	7,346	121,136
Total Closed End Funds (Proceeds $109,731)		121,136
Total Securities Sold Short (Proceeds $6,214,074) — 35.2%		$6,446,137

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF OPTIONS WRITTEN

December 31, 2016

	Contracts	Value
Call Options
CBOE Volatility Index
Expiration: February 2017, Exercise Price: $30.00	118	$3,540
CIT Group, Inc.
Expiration: January 2017, Exercise Price: $40.00	30	8,805
Citigroup, Inc.
Expiration: January 2017, Exercise Price: $61.00	9	171
Total Call Options		12,516
Put Options
CIT Group, Inc.
Expiration: January 2017, Exercise Price: $30.00	41	328
ClubCorp Holdings, Inc.
Expiration: March 2017, Exercise Price: $11.00	91	1,593
iShares Russell 2000 ETF
Expiration: January 2017, Exercise Price: $128.00	95	5,035
Expiration: January 2017, Exercise Price: $131.00	241	24,100
Valvoline, Inc.
Expiration: January 2017, Exercise Price: $20.00	9	315
Total Put Options		31,371
Total Options Written (Premiums received $40,325) — (0.2)%		$43,887

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$129,273
			Written option contracts, at value	$43,887
Total Equity Contracts		$129,273		$43,887
Total Derivatives		$129,273		$43,887

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments in Unaffiliated Issuers)	$(898,022)
Written Options	806,130
Total Equity Contracts	$(91,892)
Foreign Exchange Contracts:
Forward contracts	$(43,231)
Credit Contracts:
Swap contracts	562,126
Total Realized Gain on Derivatives	$427,003
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Issuers)	$171,739
Written Options	(135,125)
Total Equity Contracts	$36,614
Foreign Exchange Contracts:
Forward contracts	$4,214
Total Change in Unrealized Appreciation (Depreciation) on Derivatives	$40,828

The average quarterly value of purchased and written options during the trailing four quarters ended December 31, 2016 were as follows:

Purchased options	$202,779
Written options	$69,313

The average quarterly notional amount of swap contracts during the trailing four quarters ended December 31, 2016 was as follows:

Swaps	$1,817,741

The Event Driven Fund had forward transactions during the year ended December 31, 2016, however, due to the timing of these transactions, the average quarterly notional amount for the Fund was $0. For more information about the forward activity of the Fund, see the Statement of Operations for the Fund.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2016:

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$16,640,432	$335,493	(1)	$24,190	(2)	$17,000,115
Preferred Stocks	—	—		59,028		59,028
Corporate Bonds	—	102,425		—		102,425
Escrow Notes	—	—		100		100
Closed End Funds	272,545	—		—		272,545
Rights	—	—		190,170		190,170
Warrants	67,219	—		—		67,219
Purchased Options	83,453	45,820		—		129,273
Money Market Funds	1,420,130	—		—		1,420,130
Total Long Investments in Securities	$18,483,779	$483,738		$273,488		$19,241,005
Securities Sold Short:
Common Stocks	$2,493,046	$453,780	(1)	$—		$2,946,826
Exchange Traded Funds	3,378,175	—		—		3,378,175
Closed End Funds	121,136	—		—		121,136
Total Securities Sold Short	$5,992,357	$453,780		$—		$6,446,137
Written Options	$32,846	$11,041		$—		$43,887

There were no transfers into or out of Level 2 during the period.

Transfers from Level 1 to Level 3 are due to securities that were previously priced in active markets. See Note 2 in the Notes to Financial Statements.

Transfers between levels are recognized at the end of the reporting period.

(1)  The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Energy Equipment & Services	$—	$240,622
Software	335,493	—
Tobacco	—	213,158
	$335,493	$453,780

(2)  The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Health Care Equipment & Supplies	$24,190
$24,190

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at fair value
Balance as of December 31, 2015	$287,803
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation	(14,315)
Purchases	—
Sales	—
Transfer into Level 3	—
Balance as of December 31, 2016	$273,488
Change in unrealized appreciation/ depreciation during the period for level 3 investments held at December 31, 2016	$(14,315)

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

Type of Security	Fair Value at December 31, 2016	Valuation Techniques	Unobservable Input	Range
Common Stocks	$24,190	Valuation based on financial information from company	Private company financial information	NA
			Discount for lack of marketability	25%
Preferred Stocks	59,028	Valuation based on financial information from company	Private company financial information	NA
			Discount for lack of marketability	25%
Escrow	100	Consensus pricing	Third party & broker quoted inputs	NA
Rights	190,170	Consensus pricing	Third party & broker quoted inputs	NA

The significant unobservable inputs used in the fair value measurement of the Fund's escrowed securities are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund's common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes for Rights may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the Fund's third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS EVENT DRIVEN FUND

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2016:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Purchased Options	$129,273	$—	$129,273	$(43,887)	$—	$85,386
	$129,273	$—	$129,273	$(43,887)	$—	$85,386

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Written Options	$43,887	$—	$43,887	$(43,887)	$—	$—
	$43,887	$—	$43,887	$(43,887)	$—	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund or liabilities or payment obligations of the clearing brokers to the Fund against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

	Contracts	Value
Purchased Options — 112.5%
Call Options — 109.5%[a]
S&P 500 Composite Stock Price Index
Expiration January 2017, Exercise Price: $24.45	160	$3,190,216
Expiration January 2017, Exercise Price: $186.60	160	596,768
Expiration February 2017, Exercise Price: $26.20	160	3,156,406
Expiration February 2017, Exercise Price: $201.00	160	370,542
Expiration March 2017, Exercise Price: $27.13	170	3,330,300
Expiration March 2017, Exercise Price: $208.00	170	293,210
Expiration April 2017, Exercise Price: $26.85	156	3,056,654
Expiration April 2017, Exercise Price: $205.75	156	313,212
Expiration May 2017, Exercise Price: $27.15	155	3,027,296
Expiration May 2017, Exercise Price: $208.30	155	288,665
Expiration June 2017, Exercise Price: $28.20	160	3,100,981
Expiration June 2017, Exercise Price: $216.10	160	214,842
Expiration July 2017, Exercise Price: $28.60	170	3,282,955
Expiration July 2017, Exercise Price: $219.30	170	206,476
Expiration August 2017, Exercise Price: $27.95	155	2,998,156
Expiration August 2017, Exercise Price: $214.35	155	254,111
Expiration September 2017, Exercise Price: $27.78	160	3,090,705
Expiration September 2017, Exercise Price: $213.00	160	288,751
Expiration October 2017, Exercise Price: $28.30	160	3,078,019
Expiration October 2017, Exercise Price: $217.00	160	256,279
Expiration November 2017, Exercise Price: $29.55	135	2,576,115
Expiration November 2017, Exercise Price: $226.70	135	147,226
Total Call Options		37,117,885
Put Options — 3.0%[a]
S&P 500 Composite Stock Price Index
Expiration January 2017, Exercise Price: $186.60	160	230
Expiration February 2017, Exercise Price: $201.00	160	8,168
Expiration March 2017, Exercise Price: $208.00	170	32,289
Expiration April 2017, Exercise Price: $205.75	156	39,627
Expiration May 2017, Exercise Price: $208.30	155	59,551
Expiration June 2017, Exercise Price: $216.10	160	106,931
Expiration July 2017, Exercise Price: $219.30	170	147,446
Expiration August 2017, Exercise Price: $214.35	155	126,725
Expiration September 2017, Exercise Price: $213.00	160	139,436
Expiration October 2017, Exercise Price: $217.00	160	171,286
Expiration November 2017, Exercise Price: $226.70	135	206,921
Total Put Options		1,038,610
Total Purchased Options (Cost $35,693,501)		38,156,495

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Money Market Funds — 3.9%
BlackRock Liquidity Funds T-Fund Portfolio Cash Management — Institutional Class, 0.01%[b,c]	1,333,065	$1,333,065
Total Money Market Funds (Cost $1,333,065)		1,333,065
Total Investments (Cost $37,026,566) — 116.4%		39,489,560
Liabilities in Excess of Other Assets — (16.4)%		(5,558,574)
Total Net Assets — 100.0%		$33,930,986

Percentages are stated as a percent of net assets.

a  Non-income producing.

b  Variable Rate Security. The rate shown represents the seven day yield at December 31, 2016.

c  All or a portion have been committed as collateral for written options.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF OPTIONS WRITTEN

December 31, 2016

	Contracts	Value
Options Written — 13.7%
Call Options — 12.3%
S&P 500 Composite Stock Price Index
Expiration: January 2017, Exercise Price: $197.57	320	$843,148
Expiration: February 2017, Exercise Price: $210.20	320	466,207
Expiration: March 2017, Exercise Price: $216.20	340	354,568
Expiration: April 2017, Exercise Price: $214.30	312	406,024
Expiration: May 2017, Exercise Price: $217.25	310	362,511
Expiration: June 2017, Exercise Price: $224.40	320	254,521
Expiration: July 2017, Exercise Price: $227.20	340	249,821
Expiration: August 2017, Exercise Price: $223.00	310	330,288
Expiration: September 2017, Exercise Price: $221.60	320	392,888
Expiration: October 2017, Exercise Price: $225.20	320	349,883
Expiration: November 2017, Exercise Price: $235.95	270	172,884
Total Call Options		4,182,743
Put Options — 1.4%
S&P 500 Composite Stock Price Index
Expiration: January 2017, Exercise Price: $167.94	160	92
Expiration: February 2017, Exercise Price: $180.90	160	1,946
Expiration: March 2017, Exercise Price: $187.20	170	8,725
Expiration: April 2017, Exercise Price: $185.18	156	13,637
Expiration: May 2017, Exercise Price: $187.47	155	22,993
Expiration: June 2017, Exercise Price: $194.49	160	44,265
Expiration: July 2017, Exercise Price: $197.37	170	64,932
Expiration: August 2017, Exercise Price: $192.92	155	60,217
Expiration: September 2017, Exercise Price: $191.70	160	69,803
Expiration: October 2017, Exercise Price: $195.30	160	88,148
Expiration: November 2017, Exercise Price: $204.03	135	107,721
Total Put Options		482,479
Total Options Written (Premiums received $3,844,908) — 13.7%		$4,665,222

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND

The activity related to the Fund's purchased options is included within investments on the Statements of Assets and Liabilities, and in realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments on the Statements of Operations. The activity related to the Fund's written options is disclosed separately on the Statements of Assets and Liabilities, and in realized gain (loss) on written option contracts and the change in unrealized appreciation (depreciation) on written option contracts in the Statements of Operations.

The average quarterly value of purchased and written options during the trailing four quarters ended December 31, 2016 were as follows:

Purchased options	$36,772,340
Written options	$3,521,111

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$38,156,495	$—	$38,156,495
Money Market Funds	1,333,065	—	—	1,333,065
Total Investments	$1,333,065	$38,156,495	$—	$39,489,560
Options Written	$—	$4,665,222	$—	$4,665,222

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS DISCIPLINED OPPORTUNITY FUND

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflects margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2016:

Assets:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Statement of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Purchased Options	$38,156,495	$—	$38,156,495	$(4,665,222)	$—	$33,491,273
	$38,156,495	$—	$38,156,495	$(4,665,222)	$—	$33,491,273

Liabilities:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	Statement of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Options Written	$4,665,222	$—	$4,665,222	$(4,665,222)	$—	$—
	$4,665,222	$—	$4,665,222	$(4,665,222)	$—	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund or liabilities or payment obligations of the clearing brokers to the Fund against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund may be required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Alpha	Managed Futures (Consolidated)	Long/Short Equity	Long/Short Debt	Event Driven	Disciplined Opportunity
Assets:
Investments in affiliated Funds and Portfolios, at value (cost $56,593,720, $0, $10,876,388, $22,073,724, $0, $0)	$68,388,512	$—	$12,802,261	$21,581,157	$—	$—
Investments in unaffiliated securities, at value (cost $941,194, $21,072,328, $854, $276,190, $18,147,101, $37,026,566)	941,194	21,144,496	854	276,190	19,241,005	39,489,560
Foreign currency, at value (cost $0, $81,756, $0, $0, $0, $0)	—	82,069	—	—	—	—
Cash	—	2,379,994	—	—	1,484	384,303
Receivable for investments sold	181,029	—	3,258	175,552	462,023	—
Restricted cash	—	1,002,699	—	—	8,875,643	—
Receivable from Advisor	134,763	—	71,180	86,199	—	—
Receivable for forward contracts	—	382,706	—	—	—	—
Receivable for variation margin	—	713	—	—	—	—
Receivable for Fund shares issued	63,500	19,250	—	8,683	—	—
Receivable for swap interest	—	—	—	—	17,654	—
Dividends and interest receivable	42	4,816	4	51	16,148	94
Prepaid expenses	35,071	5,851	5,354	13,168	2,430	13,887
Total Assets	69,744,111	25,022,594	12,882,911	22,141,000	28,616,387	39,887,844
Liabilities:
Securities sold short, at value (proceeds $0, $0, $0, $0, $6,214,074, $0)	—	—	—	—	6,446,137	—
Foreign currency payable (proceeds $0, $0, $0, $0, $3,594,950, $0)	—	—	—	—	3,554,089	—
Written option contracts, at value (premiums received $0, $64,536, $0, $0, $40,325, $3,844,908)	—	60,800	—	—	43,887	4,665,222
Payable for investments purchased	—	—	—	—	164,082	—
Short-term borrowing on credit facility	—	—	6,000	—	—	—
Payable for Fund shares redeemed	526,121	41,800	58,531	495,396	—	184,181
Payable for forward contracts	—	520,013	—	—	—	—
Payable for interest and dividends on securities sold short	—	—	—	—	18,285	—
Due to broker	—	—	—	—	—	1,000,000
Payable to Advisor	—	29,843	—	—	16,929	16,187
Accrued custody fees	1,330	3,430	1,565	1,194	16,504	496
Accrued chief compliance officer fees	2,500	3,125	2,500	2,500	—	—
Accrued transfer agent fees	6,542	—	7,765	13,435	2,500	4,080
Accrued administration and accounting fees	44,943	8,601	14,738	18,643	19,730	30,584
Accrued distribution fee	37,945	—	37,737	49,540	—	25
Accrued interest expense	627	—	185	7	—	—
Accrued expenses and other liabilities	4,175	8,489	14,616	14,485	17,750	56,083
Total Liabilities	624,183	676,101	143,637	595,200	10,299,893	5,956,858
Net Assets	$69,119,928	$24,346,493	$12,739,274	$21,545,800	$18,316,494	$33,930,986

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016 (continued)

	Alpha	Managed Futures (Consolidated)	Long/Short Equity	Long/Short Debt	Event Driven	Disciplined Opportunity
Net Assets Consist of:
Shares of beneficial interest	$59,399,980	$24,122,123	$10,813,401	$22,825,725	$26,915,852	$32,893,104
Undistributed net investment income (loss)	(398,441)	—	—	(787,358)	1,563,793	—
Accumulated net realized gain (loss)	(1,676,403)	(3,225)	—	—	(11,062,168)	(604,798)
Net unrealized appreciation (depreciation) on:
Investments in affiliated Funds and Portfolios	11,794,792	—	1,925,873	(492,567)	—	—
Investments in unaffiliated issuers	—	72,168	—	—	1,093,904	2,462,994
Securities sold short	—	—	—	—	(232,063)	—
Foreign currency and foreign currency translation	—	311	—	—	40,738	—
Written option contracts	—	3,736	—	—	(3,562)	(820,314)
Futures contracts	—	288,687	—	—	—	—
Forward contracts	—	(137,307)	—	—	—	—
Total Net Assets	$69,119,928	$24,346,493	$12,739,274	$21,545,800	$18,316,494	$33,930,986
Class A Shares
Net assets	$13,418,348	—	$1,834,471	$6,582,200	—	—
Shares outstanding (unlimited shares authorized, $0.001 par value)	1,293,997	—	215,145	927,276	—	—
Net asset value and redemption price per share	$10.37	—	$8.53	$7.10	—	—
Maximum offering price per share ($10.37 divided by 0.9525, $8.53 divided by 0.9525, $7.10 divided by 0.9525)	$10.89	—	$8.95	$7.45	—	—
Class C Shares
Net assets	$10,767,085	—	—	$3,313,992	—	—
Shares outstanding (unlimited shares authorized, $0.001 par value)	1,080,667	—	—	468,980	—	—
Net asset value, redemption price and offering price per share	$9.96	—	—	$7.07	—	—
Institutional Class Shares
Net assets	$44,934,495	$24,346,493	$10,904,803	$11,649,608	—	$33,930,986
Shares outstanding (unlimited shares authorized, $0.001 par value)	4,204,713	3,341,794	1,255,014	1,593,758	—	3,255,773
Net asset value, redemption price and offering price per share	$10.69	$7.29	$8.69	$7.31	—	$10.42
Class H Shares
Net assets	—	—	—	—	$18,316,494	—
Shares outstanding (unlimited shares authorized, $0.001 par value)	—	—	—	—	1,649,047	—
Net asset value, redemption price and offering price per share	—	—	—	—	$11.11	—

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2016
	Alpha	Managed Futures (Consolidated)	Long/Short Equity	Long/Short Debt	Event Driven	Disciplined Opportunity
Investment Income:
Dividend income from unaffiliated securities (net of foreign withholding tax of $0, $0, $0, $0, $25,717, $0)	$—	$—	$—	$—	$320,955	$—
Dividend income from affiliated Funds and Portfolios	152,593	—	—	—	—	—
Interest income from unaffiliated securities	2,153	35,167	1,341	6,311	67,524	1,379
Total Investment Income	154,746	35,167	1,341	6,311	388,479	1,379
Expenses:
Shareholder servicing fees (No Load Shares) (Note 1)	28,415	—	—	—	—	—
Distribution fees (Class A Shares)	17,253	—	8,746	28,869	—	—
Distribution fees (Class C Shares)	160,535	—	—	75,976	—	—
Management fees	338,010	318,350	—	—	646,770	424,801
Operating services fees (No Load Shares) (Note 1)	123,724	—	—	—	—	—
Operating services fees (Class A Shares)	45,292	—	20,748	65,233	—	—
Operating services fees (Class C Shares)	148,230	—	—	44,458	—	—
Operating services fees (Institutional Shares)	581,365	4,539	85,660	128,092	—	—
Operating services fees (Class H Shares)	—	10,002	—	—	57,917	—
Administration and accounting fees	143,088	38,524	47,791	61,959	55,970	144,652
Audit fees	6,750	10,000	10,000	10,000	19,000	32,052
Chief compliance officer fees	5,000	6,250	5,000	5,000	—	7,771
Custody fees	1,991	5,904	2,347	1,790	24,755	3,038
Trustees' fees	47,758	1,069	9,591	15,892	—	34,556
Registration fees	17,888	16,231	18,264	17,888	—	33,929
Legal fees	5,751	954	2,218	2,365	615	8,140
Printing fees	15,000	1,500	6,000	8,000	—	23,178
Transfer agent fees	72,265	8,571	20,885	33,902	7,180	15,734
Other expenses	11,585	1,997	2,808	4,187	2,381	5,754
Total operating expenses before dividend and interest expense	1,769,900	423,891	240,058	503,611	814,588	733,605
Interest expense and fees on credit facility	13,654	—	5,421	13,729	—	170
Dividend and interest expense	—	20,437	—	—	483,861	—
Total Expenses	1,783,554	444,328	245,479	517,340	1,298,449	733,775
Fees recouped (waived)	(554,477)	(58,938)	(140,945)	(181,015)	(73,930)	(138,899)
Net Expenses	1,229,077	385,390	104,534	336,325	1,224,519	594,876
Net Investment Income (Loss)	(1,074,331)	(350,223)	(103,193)	(330,014)	(836,040)	(593,497)

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF OPERATIONS

(continued)

	For the Year Ended December 31, 2016
	Alpha	Managed Futures (Consolidated)(1)	Long/Short Equity	Long/Short Debt	Event Driven	Disciplined Opportunity
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on:
Investments in affiliated Funds and Portfolios	$34,443,239	$23,695	$(885,814)	$(13,334,868)	$—	$—
Investments in unaffiliated issuers	—	—	—	—	(8,844,177)	(1,641,089)
Foreign currency and foreign currency translation	—	2,691	—	—	(20,888)	—
Securities sold short	—	—	—	—	908,995	—
Written option contracts	—	420,198	—	—	806,130	3,439,632
Swap contracts	—	748,458	—	—	562,126	—
Futures contracts	—	828,082	—	—	—	—
Forward contracts	—	(188,527)	—	—	(43,231)	—
Net increase from payments by affiliates (See Note 7)	—	—	—	162,044	—	—
Net Realized Gain (Loss)	34,443,239	1,834,597	(885,814)	(13,172,824)	(6,631,045)	1,798,543
Change in unrealized appreciation (depreciation) on:
Affiliated Funds and Portfolios	(48,402,726)	4,796	(3,588,579)	7,091,481	—	—
Investments in unaffiliated issuers	—	17,715	—	—	7,119,925	4,117,758
Foreign currency and foreign currency translation	—	311	—	—	72,729	—
Securities sold short	—	—	—	—	(2,812,815)	—
Written option contracts	—	3,736	—	—	(135,125)	(2,873,440)
Futures contracts	—	288,687	—	—	—	—
Forward contracts	—	(137,307)	—	—	4,214	—
Swap contracts	—	(1,648,224)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(48,402,726)	(1,470,286)	(3,588,579)	7,091,481	4,248,928	1,244,318
Net Realized and Unrealized Gain (Loss) on Investments	(13,959,487)	364,311	(4,474,393)	(6,081,343)	(2,382,117)	3,042,861
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,033,818)	$14,088	$(4,577,586)	$(6,411,357)	$(3,218,157)	$2,449,364

(1)  Consolidated for the period April 29, 2016 through December 31, 2016 (see Note 5).

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

HATTERAS ALPHA HEDGED STRATEGIES FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(1,074,331)	$(5,213,671)
Net realized gain (loss) on affiliated Funds and Portfolios	34,443,239	19,995,751
Change in unrealized appreciation (depreciation) on affiliated Funds and Portfolios	(48,402,726)	(33,653,785)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,033,818)	(18,871,705)
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	—	(188,863)
Class A Shares	(202,943)	(12,314)
Class C Shares	—	(24,418)
Institutional Shares	(555,375)	(2,247,850)
Total Dividends and Distributions	(758,318)	(2,473,445)
Capital Share Transactions:
No Load Shares:
Proceeds from shares issued	1,808,075	6,469,950
Proceeds from shares issued to holders in reinvestment of dividends	—	177,024
Cost of shares exchanged for Class A shares (See Note 1)	(11,602,900)
Cost of shares redeemed	(10,168,788)	(22,331,947)
A Shares:
Proceeds from shares issued	134,889	2,340,346
Proceeds from shares issued to holders in reinvestment of dividends	173,543	9,766
Cost of shares issued in exchange for No Load Class (See Note 1)	11,602,900
Cost of shares redeemed	(5,242,951)	(6,347,599)
C Shares:
Proceeds from shares issued	114,206	4,685,865
Proceeds from shares issued to holders in reinvestment of dividends	—	19,399
Cost of shares redeemed	(12,351,857)	(9,404,691)
Institutional Shares:
Proceeds from shares issued	11,285,784	106,397,975
Proceeds from shares issued to holders in reinvestment of dividends	498,521	1,192,217
Cost of shares redeemed	(235,693,731)	(336,228,808)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(249,442,309)	(253,020,503)
Total Increase (Decrease) in Net Assets	(265,234,445)	(274,365,653)
Net Assets:
Beginning of period	334,354,373	608,720,026
End of period*	$69,119,928	$334,354,373
* Including undistributed net investment income (loss)	$(398,441)	$(227,902)

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS MANAGED FUTURES STRATEGIES FUND	Year Ended December 31, 2016 (Consolidated)(1)	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(350,223)	$(2,828)
Net realized gain (loss)	1,834,597	(1,148)
Change in unrealized appreciation (depreciation)	(1,470,286)	(15,593)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,088	(19,569)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class H Shares	(152,593)	—
Institutional Shares	(35,542)	—
Total Dividends and Distributions	(188,135)	—
Capital Share Transactions:
H Shares:
Proceeds from shares issued in Reorganization (See Note 5)	24,610,259	—
Proceeds from shares issued	2,000,000	3,750
Proceeds from shares issued to holders in reinvestment of dividends	152,593	—
Cost of shares redeemed	(26,574,586)	(15,419)
Institutional Shares:
Proceeds from shares issued	24,007,953	482,500
Proceeds from shares issued to holders in reinvestment of dividends	35,543	—
Cost of shares redeemed	(430,124)	(84,559)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,801,638	386,272
Total Increase (Decrease) in Net Assets	23,627,591	366,703
Net Assets:
Beginning of period	718,902	352,199
End of period*	$24,346,493	$718,902
* Including undistributed net investment income (loss)	$—	$—

(1)  Consolidated for the period April 29, 2016 through December 31, 2016 (see Note 5).

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS LONG/SHORT EQUITY FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(103,193)	$(277,780)
Net realized gain (loss) on affiliated Portfolios	(885,814)	(562,501)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	(3,588,579)	500,950
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,577,586)	(339,331)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	—
Institutional Shares	—	(117,362)
Capital Gain Distribution:
Class A Shares	(12,045)	(68,956)
Institutional Shares	(79,710)	(423,197)
Total Dividends and Distributions	(91,755)	(609,515)
Capital Share Transactions:
A Shares:
Proceeds from shares issued	720,201	8,589,549
Proceeds from shares issued to holders in reinvestment of dividends	10,094	38,677
Cost of shares redeemed	(6,454,847)	(2,427,967)
Institutional Shares:
Proceeds from shares issued	8,256,981	47,961,764
Proceeds from shares issued to holders in reinvestment of dividends	78,039	420,465
Cost of shares redeemed	(40,506,279)	(32,758,735)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(37,895,811)	21,823,753
Total Increase (Decrease) in Net Assets	(42,565,152)	20,874,907
Net Assets:
Beginning of period	55,304,426	34,429,519
End of period*	$12,739,274	$55,304,426
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS LONG/SHORT DEBT FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(330,014)	$(2,244,435)
Net realized gain (loss) on affiliated Portfolios	(13,172,824)	(9,887,590)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	7,091,481	(8,813,190)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,411,357)	(20,945,215)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	(656,892)	(923,451)
Class C Shares	(316,987)	(498,083)
Institutional Shares	(1,336,342)	(6,315,120)
Tax Return of Capital Distribution:
Class A Shares	—	(100,448)
Class C Shares	—	(54,179)
Institutional Shares	—	(686,922)
Total Dividends and Distributions	(2,310,221)	(8,578,203)
Capital Share Transactions:
A Shares:
Proceeds from shares issued	781,297	8,569,045
Proceeds from shares issued to holders in reinvestment of dividends	308,728	610,696
Cost of shares redeemed	(14,402,434)	(57,100,072)
C Shares:
Proceeds from shares issued	77,210	3,414,339
Proceeds from shares issued to holders in reinvestment of dividends	267,641	295,166
Cost of shares redeemed	(13,326,877)	(20,561,564)
Institutional Shares:
Proceeds from shares issued	1,855,491	69,673,805
Proceeds from shares issued to holders in reinvestment of dividends	1,187,683	4,298,793
Cost of shares redeemed	(82,709,419)	(305,527,310)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(105,960,680)	(296,327,102)
Total Increase (Decrease) in Net Assets	(114,682,258)	(325,850,520)
Net Assets:
Beginning of period	136,228,058	462,078,578
End of period*	$21,545,800	$136,228,058
* Including undistributed net investment income (loss)	$(787,358)	$—
The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS EVENT DRIVEN FUND	Year Ended December 31, 2016	Year Ended December 31, 2015^
Operations:
Net investment income (loss)	$(836,040)	$(1,335,617)
Net realized gain (loss)	(6,631,045)	4,685,104
Change in unrealized appreciation (depreciation)	4,248,928	(16,648,191)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,218,157)	(13,298,704)
Capital Share Transactions:
Proceeds from shares issued	8,971,613	32,021,485
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(76,503,564)	(168,086,775)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(67,531,951)	(136,065,290)
Total Increase (Decrease) in Net Assets	(70,750,108)	(149,363,994)
Net Assets:
Beginning of period	89,066,602	238,430,596
End of period*	$18,316,494	$89,066,602
* Including undistributed net investment income (loss)	$1,563,793	$1,012,438

^  See Note 1 of the Notes to Financial Statements

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS DISCIPLINED OPPORTUNITY FUND	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(593,497)	$(630,495)
Net realized gain (loss)	1,798,543	1,805,811
Change in unrealized appreciation (depreciation)	1,244,318	(651,796)
Net Increase in Net Assets Resulting from Operations	2,449,364	523,520
Dividends and Distributions to Shareholders:
Capital Gain Distribution:
Institutional Shares	(1,119,982)	(1,191,995)
Total Dividends and Distributions	(1,119,982)	(1,191,995)
Capital Share Transactions:
A Shares:
Proceeds from shares issued	—	1,523
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	—	(11,142)
Institutional Shares:
Proceeds from shares issued	5,748,949	7,537,325
Proceeds from shares issued to holders in reinvestment of dividends	1,107,634	1,173,831
Cost of shares redeemed	(7,579,521)	(8,647,417)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(722,938)	54,120
Total Increase (Decrease) in Net Assets	606,444	(614,355)
Net Assets:
Beginning of period	33,324,542	33,938,897
End of period*	$33,930,986	$33,324,542
* Including undistributed net investment income (loss)	$—	$—

.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1. ORGANIZATION

Trust for Advisor Solutions (the "Trust") (until August 1, 2016, Trust for Advisor Solutions was known as Hatteras Alternative Mutual Funds Trust) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-ended management investment company issuing five diversified series of shares to investors and one diversified series of shares that is not publicly offered and only available to the affiliated, publicly offered series of the Trust. These financial statements contain the following six series: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Event Driven Fund ("Event Driven"), which is not publicly offered, and Hatteras Disciplined Opportunity Fund ("Disciplined Opportunity") (individually a "Fund," collectively the "Funds"). Alpha commenced operations on September 23, 2002. Long/Short Equity and Long/Short Debt commenced operations on May 2, 2011. Managed Futures commenced operations on September 27, 2012. On May 29, 2015, the Board of Trustees (the "Board") approved the reorganization of all Event Driven's assets and liabilities from the Event Driven Portfolio in the Underlying Funds Trust (the "UFT") to the Trust. Disciplined Opportunity commenced operations on January 1, 2014. Each Fund has its own investment objective and policies. On June 30, 2016, Hatteras Market Neutral Fund ("Market Neutral") liquidated. As a mutual fund of funds, Alpha, Long/Short Equity and Long/Short Debt pursue their investment objectives by investing in other affiliated mutual funds ("Underlying Funds") in the Trust or in the UFT. The results of these funds are shown in accompanying financial statements as their performance has impacted the results of the Funds.

Alpha offers Class A Shares, Class C Shares, and Institutional Shares. Effective at the close of business on October 14, 2016, the outstanding No Load shares of Alpha were exchanged for Class A shares of Alpha (the "Class Exchange"). The Class Exchange was completed based on the relative net asset value ("NAV") of each share class on October 14, 2016. Managed Futures offers Institutional Shares; Long/Short Equity offers Class A Shares and Institutional Shares; Long/Short Debt offers Class A Shares, Class C Shares, and Institutional Shares; Event Driven offers Class H Shares; and Disciplined Opportunity offers Institutional Shares. Class A Shares of Alpha commenced operations on May 2, 2011. The Class A Shares for Alpha, Long/Short Equity, and Long/Short Debt have a sales charge (load) of 4.75% (of the offering price). All Class A Shares have an annual fee (distribution fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. The Class C Shares for Long/Short Debt commenced operations on October 1, 2013. All Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%.

Managed Futures may invest up to 25% of its total assets in Hatteras Trading Advisors (the "Subsidiary"). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by Managed Futures and is therefore consolidated for the period following the reorganization. Prior to the reorganization, the Subsidiary was wholly-owned by Managed Futures Portfolio (see Note 5). All intercompany balances, revenues, and expenses have been eliminated in consolidation.

UFT, an open-end management investment company, was organized as a Delaware statutory trust on March 27, 2006. The UFT is comprised of two series of mutual funds, each of which are diversified, open-ended management investment companies (the "Portfolio(s)"). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available for investment by the Funds. The Funds and Portfolios are subject to the general oversight of the Board.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Trust.

Investment Valuation

Alpha, Long/Short Equity, and Long/Short Debt generally do not make direct investments in securities or financial instruments, and invest substantially all of their assets in Managed Futures, Event Driven and the Portfolios. Alpha, Long/Short Equity and Long/Short Debt record their investment in Managed Futures, Event Driven and the Portfolios at the stated net asset value, which equals fair value. Since Event Driven and each of the Portfolios is an affiliated registered investment company under the 1940 Act, but are not publicly offered, the Funds classify their holdings as Level 2 under Accounting Standards Codification 820 — Fair Value.

Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Funds and the UFT have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts. Restricted cash includes deposits for short sales and derivatives.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Security Valuation

Investments by Managed Futures, Event Driven and Disciplined Opportunity are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less from date of purchase) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange ("CBOE"). FLEX Options are valued by an independent third party pricing service which utilizes an options pricing model. Factors used by the model may include observable and unobservable inputs, including the strike price and maturity date of the option, implied volatility, and the level of the underlying reference entity.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, Hatteras Funds, LP (the "Advisor") and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of Managed Futures, Event Driven and Disciplined Opportunity with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the Funds may value their securities or fair value as determined in accordance with procedures approved by the Board. The financial statements may include adjustments made subsequent to year-end related to subsequent valuation information obtained. Therefore, the net assets reflected in these financial statements may differ from the reported NAV's of the Portfolios as of December 31, 2016. There were no such adjustments made to the value of investments as of December 31, 2016.

Various inputs are used in determining the value of Managed Futures, Event Driven and Disciplined Opportunity's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation of securities held by the Portfolios, including the Portfolios' disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Portfolios' financial statements. Money market funds are valued at their net asset value.

A summary of the inputs used to value the Funds' assets and liabilities as of December 31, 2016, is located in a table following each Fund's Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss

Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income and dividend expense from securities sold short are recorded on the ex-dividend date. Interest income and interest expense are recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Funds are in conformity with U.S. GAAP.

Repurchase Agreements

Managed Futures and Event Driven may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund will receive, as collateral securities whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency Translations and Transactions

Managed Futures and Event Driven may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Managed Futures and Event Driven may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Fund since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Fund to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets. The foreign currency payable on Event Driven's Statement of Assets and Liabilities is a hedge against the foreign currency exchange risk. The Funds and Portfolios may enter into foreign currency transactions for hedging and short-term financing purposes. The average monthly outstanding foreign currency hedge and total interest expense in Event Driven was $3,393,564 and $142,368, respectively, during the year ended December 31, 2016.

Convertible Securities

Event Driven may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

Event Driven may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Short Sales

Managed Futures, Event Driven and Disciplined Opportunity may engage in short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Fund under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Dividends paid on short positions are categorized as dividend expense in the Statements of Operations. As collateral for its short positions, the Fund is required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities

Event Driven is permitted to invest in securities that are subject to legal or contractual restrictions on resales ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

To Be Announced ("TBA") Transactions

Managed Futures and Event Driven may purchase securities on a forward commitment or on a "To Be Announced" basis. The Fund records TBA transactions on the trade date and segregates with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the year ended December 31, 2016, the Fund did not engage in any TBA transactions.

Bank Loans — Managed Futures and Event Driven may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Some of the Bank Loans in which the Fund will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Fund may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Consolidation of Subsidiary

The financial statements of Managed Futures include the accounts of the Subsidiary for the period following reorganization (See Note 5). All intercompany accounts and transactions have been eliminated in consolidation. Managed Futures may invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Managed Futures' investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation ("CFC") not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary's net income and capital gains, if any, will be included each year in Managed Futures' investment company taxable income.

The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Taxes and Distributions to Shareholders

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2016. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the statements of operations. During the year ended December 31, 2016, the Funds did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2016, open Federal tax years include the tax years ended December 31, 2013 through December 31, 2016, and open North Carolina tax years include the tax years ended December 31, 2013 through December 31, 2016. The Funds have no tax examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Event Driven and each Portfolio of the UFT is an affiliated registered investment company under the 1940 Act, but is not publicly offered. Event Driven and the Portfolios, therefore, are only available to the affiliated, publicly offered Funds making Event Driven and the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of Event Driven, or one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that Event Driven, or the Portfolio has earnings and profits, a portion of the proceeds will be dividend income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognizes the distribution of income to shareholders on the Statements of Changes in Net Assets.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Master Netting Arrangements — Managed Futures, Event Driven and Disciplined Opportunity are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow Managed Futures, Event Driven and Disciplined Opportunity to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. A summary of the effects of these Master Netting Arrangements on the Statements of Assets and Liabilities as of December 31, 2016, is located in a table following Managed Futures, Event Driven and Disciplined Opportunity's Schedule of Investments in these financial statements.

3. DERIVATIVE TRANSACTIONS

Managed Futures, Event Driven and Disciplined Opportunity utilized derivative instruments during the year ended December 31, 2016. Managed Futures' use of derivatives included total return swaps, futures, options and currency forward contracts. Event Driven's use of derivatives included total return swaps, options, and currency forward contracts. Disciplined Opportunity's use of derivatives included FLEX options. The Funds utilize derivatives for risk management, hedging activities, and speculative purposes.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the advisor's or sub-advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Managed Futures — Until June 14, 2016, Managed Futures used total return swaps, instead of investing directly in a portfolio consisting of futures contracts. Beginning June 15, 2016, Managed Futures uses futures to achieve its investment objective of long term capital appreciation. In addition, the Fund uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling. The currency forward contracts are used to hedge against any potential foreign exchange fluctuation when the portfolio invests in foreign securities.

Event Driven — Event Driven uses total return swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event. The total return swaps used during the period were

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

for hedging purposes, while the currency forward contracts were used to hedge against any potential foreign exchange fluctuation when the Fund invests in foreign securities. The Fund uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Fund uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Disciplined Opportunity — Disciplined Opportunity uses long options to create broad market exposure while utilizing put options and short strategies to enhance market returns and reduce market losses. Specifically, the Fund uses FLEX options, whose customized exercise prices and expiration dates, allow the Fund to more precisely implement its investment strategy than through what could be achieved through the use of standardized option contracts.

The following are descriptions of each type of derivatives used during the year ended December 31, 2016:

Total Return Swaps

A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Total return swaps involve counterparty and liquidity risk. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Fund bears the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Options

Call options give the owner of the option the right, but not the obligation, to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against defaults.

FLEX Options are customized option contracts available through the CBOE that are guaranteed for settlement by The Options Clearing Corporation ("OCC" or the "Clearinghouse"). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter ("OTC") options positions. The Disciplined Opportunity Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Disciplined Opportunity Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

The premiums received by Managed Futures, Event Driven and Disciplined Opportunity during the year ended December 31, 2016, were as follows:

	Managed Futures	Event Driven	Disciplined Opportunity
Options outstanding at December 31, 2015	$—	$418,062	$4,196,685
Options written	1,062,680	2,547,383	4,075,209
Options closed	—	(2,316,466)	(1,919,499)
Options exercised	—	(122,023)	—
Options expired	(998,144)	(486,631)	(2,507,487)
Options outstanding at December 31, 2016	$64,536	$40,325	$3,844,908

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Options (continued)

The number of option contracts written by Managed Futures, Event Driven and Disciplined Opportunity during the year ended December 31, 2016, were as follows:

	Managed Futures	Event Driven	Disciplined Opportunity
Options outstanding at December 31, 2015	—	2,862	5,316
Options written	942	25,989	5,493
Options closed	—	(15,062)	(2,484)
Options exercised	—	(2,488)	—
Options expired	(866)	(10,667)	(3,102)
Options outstanding at December 31, 2016	76	634	5,223

Further information regarding derivative activity for Managed Futures, Event Driven and Disciplined Opportunity can be found in the Schedules of Investments.

Forwards

Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a portfolio. Market illiquidity or disruption could result in significant losses.

4. UNDERLYING FUNDS

Under a Fund-of-Funds structure, Alpha, Long/Short Equity and Long/Short Debt invest all of their investible assets across a number of affiliated mutual funds and Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund or Portfolio. The Funds and Portfolios are managed by the Advisor and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board may create additional Funds or Portfolios with additional Sub-Advisors from time to time to increase the number of Funds or Portfolios, and alternative investment strategies, available in which the Funds may invest.

As of December 31, 2016, the UFT consisted of the following Portfolios:

•  Long/Short Equity Portfolio

•  Relative Value-Long/Short Debt Portfolio

Investment Transactions

Cost of purchases and proceeds from sales of the Funds and Portfolios for the year ended December 31, 2016 (excluding short-term investments) were as follows:

	Alpha
	Purchases	Sales
Event Driven	$8,323,154	$60,961,850
Long/Short Equity Portfolio	36,291,131	136,003,072
Managed Futures — Class H	2,152,593	26,574,586
Managed Futures Portfolio (See Note 5)	3,536,577	18,798,629
Managed Futures — Institutional Class	19,217,289	—
Market Neutral*	36,577	44,576,736
Relative Value — Long/Short Debt Portfolio	15,337,149	49,041,186
Total Purchases and Sales	$84,894,470	$335,956,059

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

4. UNDERLYING FUNDS (CONTINUED)

Investment Transactions (continued)

	Managed Futures		Long/Short Equity		Long/Short Debt
	Purchases	Sales	Purchases	Sales	Purchases	Sales
Event Driven	$—	$—	$—	$—	$—	$—
Long/Short Equity Portfolio	—	—	8,052,314	46,511,782	—	—
Managed Futures Portfolio (See Note 5)	759,477	1,504,644	—	—	—	—
Market Neutral*	—	—	—	—	—	—
Relative Value — Long/Short Debt Portfolio	—	—	—	—	6,646,470	117,391,610
Total Purchases and Sales	$759,477	$1,504,644	$8,052,314	$46,511,782	$6,646,470	$117,391,610

*  This Fund was liquidated on June 30, 2016. See Note 1 for more information.

Costs of purchases and proceeds from sales of securities for the year ended December 31, 2016 for Event Driven and Disciplined Opportunity (excluding short-term investments) are as follows:

	Event Driven	Disciplined Opportunity
Purchases of securities	$75,676,635	$—
Sales of securities	109,593,086	17,890,885

5. ACQUISITION OF MANAGED FUTURES STRATEGIES PORTFOLIO

On April 22, 2015, the Board authorized and ratified the transfer of all of the assets of the Managed Futures Strategies Portfolio (the "Managed Futures Portfolio") to the Hatteras Managed Futures Strategies Fund, in exchange solely for shares of the Hatteras Managed Futures Strategies Fund and its assumption of the Managed Futures Portfolio's liabilities, followed by the distribution by the Managed Futures Portfolio to its shareholders of the Hatteras Managed Futures Strategies Fund shares, pursuant to the Plan of Reorganization by and between UFT and HAMFT on April 29, 2016. For federal income tax purposes the consolidation between the Managed Futures Portfolio and Hatteras Managed Futures Strategies Fund was considered a nontaxable reorganization under Section 368(a) of the Internal Revenue Code, as amended in 1986. Therefore no capital gain or loss will be realized by the closing of Managed Futures Portfolio in the consolidation process. The securities transferred from the closing of Managed Futures Portfolio to the Hatteras Managed Futures Strategies Fund as described above will retain their original tax cost basis that they previously held prior to the consolidation.

For financial reporting purposes, the securities transferred from the closing Portfolio to the Fund have retained their cost basis on the date of the transfer.

The purpose of the transaction was to combine two funds managed by Hatteras Funds, LP with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 3,357,883 shares of Hatteras Managed Futures Strategies Fund, valued at $24,610,259, for 2,385,269 shares of Managed Futures Portfolio outstanding on April 29, 2016. The investment portfolio of Managed Futures Portfolio (including the Subsidiary), with a fair value of $25,975,676 and identified cost of $24,041,084 at April 29, 2016, was the principal asset acquired by Hatteras Managed Futures Strategies Fund. For financial reporting purposes, assets received and shares issued by Hatteras Managed Futures Strategies Fund were recorded at fair value; however, the cost basis of the investments received from Managed Futures Portfolio was carried forward to align ongoing reporting of Hatteras Managed Futures Strategies Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Hatteras Managed Futures Strategies Fund were $1,368,869.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of Managed Futures Strategies Fund, Managed Futures Strategies Fund's pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income (loss) $(530,394)

Net gain (loss) on investments $2,180,369

Net increase (decrease) in net assets resulting from operations $1,649,975

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

6. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2016 was as follows:

	Alpha	Managed Futures
Cost of Investments	$60,469,950	$21,053,810
Gross tax unrealized appreciation	11,961,484	90,686
Gross tax unrealized depreciation	(3,101,728)	—
Net tax unrealized appreciation (depreciation)	$8,859,756	$90,686
	Long/Short Equity	Long/Short Debt
Cost of Investments	$10,877,242	$22,349,914
Gross tax unrealized appreciation	1,925,879	187,874
Gross tax unrealized depreciation	(6)	(680,441)
Net tax unrealized appreciation (depreciation)	$1,925,873	$(492,567)
	Event Driven	Disciplined Opportunity
Cost of Investments	$18,254,345	$39,489,560
Gross tax unrealized appreciation	3,080,588	—
Gross tax unrealized depreciation	(2,093,928)	—
Net tax unrealized appreciation (depreciation)	$986,660	$—

The differences between book and tax basis of investments is primarily attributable to the tax deferral of wash sales, post-October losses, and other timing differences.

At December 31, 2016 the components of distributable earnings/(losses) on a tax basis were as follows:

	Alpha	Managed Futures
Net unrealized appreciation/(depreciation)	$8,859,756	$90,686
Undistributed ordinary income	—	4,962
Undistributed long-term capital gain	—	—
Capital loss carryover	—	—
Accumulated other gain/(loss)	860,192	128,722
Total distributable earnings/(losses)	$9,719,948	$224,370
	Long/Short Equity	Long/Short Debt
Net unrealized appreciation/(depreciation)	$1,925,873	$(492,567)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Capital loss carryover	—	—
Accumulated other gain/(loss)	—	(787,358)
Total distributable earnings/(losses)	$1,925,873	$(1,279,925)

At December 31, 2016, the components of accumulated earnings/(losses) on a tax basis for Event Driven and Disciplined Opportunity were as follows:

	Event Driven	Disciplined Opportunity
Net tax unrealized appreciation (depreciation)	$986,660	$—
Undistributed ordinary income	—	437,620
Undistributed long-term capital gain	—	600,262
Capital loss carryover	(9,391,131)	—
Other accumulated earnings/(losses)	(194,887)	—
Total accumulated earnings/(losses)	$(8,599,358)	$1,037,882

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

6. FEDERAL INCOME TAXES (CONTINUED)

The tax character of distributions for the Funds for the year ended December 31, 2016 was as follows:

	Alpha	Managed Futures
Distributions paid from:
Ordinary Income	$737,370	$188,135
Long-term capital gain	—	—
Tax Return of Capital*	20,948	—
	$758,318	$188,135
	Long/Short Equity	Long/Short Debt
Ordinary Income	$—	$2,310,221
Long-term capital gain	91,755	—
Tax Return of Capital*	—	—
	$91,755	$2,310,221

The tax character of distributions for the Funds for the year ended December 31, 2015 was as follows:

	Alpha	Managed Futures
Distributions paid from:
Ordinary Income	$2,473,445	$—
Long-term capital gain	—	—
Tax Return of Capital*	—	—
	$2,473,445	$—
	Long/Short Equity	Long/Short Debt
Ordinary Income	$77,236	$7,736,654
Long-term capital gain	532,279	—
Tax Return of Capital*	—	841,549
	$609,515	$8,578,203

The tax character of distributions and redemptions for Event Driven and Disciplined Opportunity for the year ended December 31, 2016 were as follows:

	Event Driven	Disciplined Opportunity
Distributions paid from:
Ordinary income	$—	$54,477
Long term capital gain	—	1,065,505
Total distributions paid	—	1,119,982
Redemptions characterized as distributions for tax purposes:
Tax Return of Capital*	99,424,026	—
Long term capital gain distributions from redemptions	—	—
Taxable over distributions	—	—
Ordinary income distributions from redemptions*	—	—
Total redemptions characterized as distributions for tax purposes	$99,424,026	$—

*  Certain redemptions were deemed as distributions for income tax purposes due to the Alpha, Long/Short Debt, Long/Short Equity, & Managed Futures ownership of the respective underlying Funds and Portfolios.

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2016.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

6. FEDERAL INCOME TAXES (CONTINUED)

The tax character of distributions and redemptions for Event Driven and Disciplined Opportunity for the year ended December 31, 2015 were as follows:

	Event Driven	Disciplined Opportunity
Distributions paid from:
Ordinary income	$—	$135,875
Long term capital gain	—	1,056,120
Total distributions paid	—	1,191,995
Redemptions characterized as distributions for tax purposes:
Tax Return of Capital*	283,335,017	—
Long term capital gain distributions from redemptions	—	—
Taxable over distributions	—	—
Ordinary income distributions from redemptions*	553,386	—
Total redemptions characterized as distributions for tax purposes	$283,888,403	$—

*  Certain redemptions were deemed as distributions for income tax purposes due to the Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt ownership of the respective underlying Funds and Portfolios.

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.

At December 31, 2016, the following Funds deferred, on a tax basis, post-October losses of:

	Post October	Late Year Ordinary Loss
Alpha	$—	$398,441
Managed Futures	—	26,705
Long/Short Equity	—	—
Long/Short Debt	—	787,358
Event Driven	—	—
Disciplined Opportunity	—	—

As of December 31, 2016 the Funds had accumulated capital loss carryovers of:

	Character	Capital Loss Carryover	Expires
Event Driven	Long-term	$9,391,131	Unlimited

During the year ended December 31, 2016, Alpha utilized $2,177,622 in capital loss carryovers and $17,671,330 expired.

For the year ended December 31, 2016, the following adjustments were made on the Statements of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Alpha	$1,662,110	$(14,594,287)	$12,932,177
Managed Futures	538,358	(1,837,590)	1,299,232
Long/Short Equity	103,193	892,178	(995,371)
Long/Short Debt	1,852,877	13,172,824	(15,025,701)
Event Driven	1,387,395	(354,444)	(1,032,951)
Disciplined Opportunity	593,497	(593,497)	—

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

7. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor

Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor (the "Advisory Agreement"), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Funds at the following annual rates:

Alpha	0.25%
Managed Futures	1.75%[1]
Long/Short Equity	0.00%
Long/Short Debt	0.00%
Event Driven	1.75%
Disciplined Opportunity	1.25%

Additionally, each Portfolio pays a management fee of 1.75% of such Portfolio's average daily net assets to the Advisor, pursuant to the UFT's investment advisory agreement with the Advisor.

Between January 1, 2016 through June 30, 2016, the Advisor was party to an Operating Services Agreement, as amended (the "Services Agreement") with the Funds to provide virtually all day-to-day services to the Funds. The Funds paid the Advisor an annual operating services fee at the following annual rates:

Alpha — Class A and Class C	1.59%
Alpha — Institutional Class	0.84%
Managed Futures — Class H	0.25%
Managed Futures — Institutional Class	0.74%[2]
Long/Short Equity — Class A	0.84%
Long/Short Equity — Institutional Class	0.59%
Long/Short Debt — Class A	0.84%
Long/Short Debt — Class C	0.84%
Long/Short Debt — Institutional Class	0.59%
Event Driven — Class H	0.25%
Disciplined Opportunity	n/a

1  Managed Futures Investment Advisory Agreement was amended on April 29, 2016. Prior to April 29, 2016, the monthly management fee paid to the advisor was 0.0%.

2  Managed Futures — Institutional Class Operating Services Agreement was amended on April 29, 2016. Prior to April 29, 2016, the annual operating services fee paid to the Advisor was 0.59%.

On May 25, 2016, the Board terminated the Operating Services Agreement between the Advisor and the Funds so that beginning July 1, 2016, the Funds no longer pay the Advisor an annual operating services fee. Beginning July 1, 2016, expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets, or some other reasonable method. The Advisor's contractual agreement to waive its management fees, so that they do not exceed the annual rates described in the table below, remains. Additionally, between January 1, 2016 and June 30, 2016, the UFT had entered into an operating services agreement with the Advisor, under which, each Portfolio paid the Advisor 0.25% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or pay expenses of the Funds to ensure that the Funds' total Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table below through at least the date specified below. The Funds' operating expenses limitation agreement can only be terminated upon a vote of the Board. Any waiver in management fee or payment of expenses made by the Advisor may be recouped by the Advisor from the applicable Fund in, as discussed below, if the Advisor so requests. This recoupment may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund's expenses and the expense limits in place at the time of such waiver or reimbursement. The Advisor is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid, subject to these limitations. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any recoupment of fees and/or expenses.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

7. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Investment Advisor (continued)

	Class A	Class C	Institutional Class	Class H	End Date
Alpha	2.49%	3.24%	2.24%	n/a	6/30/2017
Managed Futures	n/a	n/a	1.99%[1]	n/a	6/30/2017
Long/Short Equity	2.24%	n/a	1.99%	n/a	6/30/2017
Long/Short Debt	2.24%	2.99%	1.99%	n/a	6/30/2017
Event Driven	n/a	n/a	n/a	2.00%	6/30/2017
Disciplined Opportunity	n/a	n/a	1.75%	n/a	4/30/2017

1  Managed Futures — Institutional Class Expense Cap Agreement was amended on April 29, 2016. Prior to April 29, 2016, the Expense Cap was 2.49%.

Prior to July 1, 2016, the Advisor had contractually agreed to waive its management fees and/or pay expenses of the Funds to ensure that the Funds' total Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table below.

	No Load	Class A	Class C	Institutional Class	Class H	End Date
Alpha	2.99%	3.49%	4.24%	2.99%	n/a	6/30/2016
Managed Futures	n/a	n/a	n/a	1.99%[1]	1.99%	6/30/2016
Long/Short Equity	n/a	2.99%	n/a	2.49%	n/a	6/30/2016
Long/Short Debt	n/a	2.99%	3.74%	2.49%	n/a	6/30/2016
Event Driven	n/a	n/a	n/a	n/a	2.00%	6/30/2016
Disciplined Opportunity	n/a	n/a	n/a	1.75%	n/a	4/30/2017

1  Managed Futures — Institutional Class Expense Cap Agreement was amended on April 29, 2016. Prior to April 29, 2016, the Expense Cap was 2.49%.

With respect to Disciplined Opportunity, Managed Futures and Event Driven (beginning July 1, 2016) any reimbursement of the Fund's expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Fund's expenses at the time of reimbursement. The Advisor is permitted to recoup expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of the Trust. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Trust's Board.

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than a Fund's Expense Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Amounts subject to future recoupment as of December 31, 2016 are as follows:

	Recoverable Amount	Year of Expiration
Alpha	$450,720	12/31/2019
Alpha	679,398	12/31/2018
Alpha	716,010	12/31/2017
Managed Futures	13,117	12/31/2019
Managed Futures	438	12/31/2018
Managed Futures	322	12/31/2017
Long/Short Equity	140,945	12/31/2019
Long/Short Equity	49,921	12/31/2018
Long/Short Equity	27,337	12/31/2017
Long/Short Debt	181,015	12/31/2019
Long/Short Debt	252,622	12/31/2018
Long/Short Debt	559,339	12/31/2017
Event Driven	73,930	12/31/2019
Disciplined Opportunity	138,899	12/31/2019
Disciplined Opportunity	224,647	12/31/2018
Disciplined Opportunity	149,335	12/31/2017

Distribution

Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Funds. The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

7. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Distribution (continued)

service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of a Fund's Class A shares' average daily net assets. The Alpha Class C and Long/Short Debt Class C are subject to a Rule 12b-1 Distribution Plan in which the Advisor also compensates the Distributor in the amount of 1.00% of the average daily net assets attributable to Class C shares.

Other Service Providers

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Funds' Administrator, Transfer Agent, and Fund Accountant and, in that capacity, performs various administrative and accounting services for the Funds. U.S. Bank, N.A. (the "Custodian"), an affiliate of USBFS, serves as the custodian to the Funds. Quasar Distributors, LLC (the "Sub-Distributor") acts as the Funds' sub-distributor. The Sub-Distributor is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian; coordinates the payment of the Funds' expenses and reviews the Funds' expense accruals. A Trustee and certain officers of the Trust are affiliated with the Administrator and Custodian. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, and custody services for the year ended December 31, 2016 are disclosed in the Statements of Operations.

Trustees and Officers

The Funds pay each independent Trustee an annual retainer fee for service to the Funds. Each Trustee is also reimbursed by the Funds for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

Net Increase from Payments by Affiliates

In 2016, USBFS and the Custodian reimbursed Long/Short Debt in the amount of $153,361 for losses related to a bank loan transaction that was initially recorded incorrectly on the Fund's accounting books. In addition, USBFS reimbursed Long/Short Debt $8,683 for losses related to the accounting treatment of a corporate bond in default that was initially recorded incorrectly on the Fund's accounting books. These amounts are presented as net increase from payments by affiliates within realized gain (loss) on investments on the Statement of Operations.

8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each Fund were as follows:

	Alpha No Load	Alpha Class A	Alpha Class C	Alpha Institutional Class
Shares outstanding, December 31, 2014	3,274,055	1,021,372	2,774,174	45,427,985
Shares sold	563,358	207,989	433,698	9,178,384
Shares issued to shareholders in reinvestment of distributions	16,256	902	1,879	107,698
Shares redeemed	(1,942,716)	(568,256)	(880,491)	(29,159,252)
Shares outstanding, December 31, 2015	1,910,953	662,007	2,329,260	25,554,815
Shares sold	173,782	12,913	11,665	1,070,400
Shares issued to shareholders in reinvestment of distributions	—	16,964	—	47,298
Shares issued in exchange for No Load Class	(1,100,949)	1,109,762	—	—
Shares redeemed	(983,786)	(507,649)	(1,260,258)	(22,467,800)
Shares outstanding, December 31, 2016	—	1,293,997	1,080,667	4,204,713

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

8. CAPITAL SHARE TRANSACTIONS (CONTINUED)

	Managed Futures Class H	Managed Futures Institutional Class	Long/Short Equity Class A	Long/Short Equity Institutional Class	Long/Short Debt Class A
Shares outstanding, December 31, 2014	—	46,192	236,646	3,424,722	8,135,072
Shares sold	—	67,571	908,349	4,989,649	955,095
Shares issued to shareholders in reinvestment of distributions	—	—	4,168	44,683	69,766
Shares redeemed	—	(11,792)	(255,250)	(3,449,435)	(6,467,675)
Shares outstanding, December 31, 2015	—	101,971	893,913	5,009,619	2,692,258
Shares sold	279,831	3,294,374	85,204	940,100	105,485
Shares issued in Reorganization (See Note 5)	3,357,883	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	21,583	5,028	1,192	9,043	42,575
Shares redeemed	(3,659,297)	(59,579)	(765,164)	(4,703,748)	(1,913,042)
Shares outstanding, December 31, 2016	—	3,341,794	215,145	1,255,014	927,276

	Long/Short Debt Class C	Long/Short Debt Institutional Class	Event Driven Class H	Disciplined Opportunity Institutional Class
Shares outstanding, December 31, 2014	4,148,120	37,835,055	19,993,286	3,317,926
Shares sold	386,780	7,544,332	2,647,982	4,317,128
Shares issued to shareholders in reinvestment of distributions	33,993	477,167	—	116,336
Shares redeemed	(2,371,221)	(34,128,227)	(14,401,863)	(4,425,271)
Shares outstanding, December 31, 2015	2,197,672	11,728,327	8,239,405	3,326,119
Shares sold	10,522	232,633	875,293	577,718
Shares issued to shareholders in reinvestment of distributions	37,349	159,355	—	106,095
Shares redeemed	(1,776,563)	(10,526,557)	(7,465,651)	(754,159)
Shares outstanding, December 31, 2016	468,980	1,593,758	1,649,047	3,255,773

9. TRANSACTIONS WITH AFFILIATES

The Funds' transactions with affiliates represent holdings for which the respective Funds and the underlying investee funds have the same investment advisor or where the investee fund's investment advisor is under common control with the Fund's investment advisor. The Funds had the following transactions during the year ended December 31, 2016, with affiliates:

Alpha:

Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Reinvestments	Shares Exchanged in Reorganization (See Note 5)	Share Balance at December 31, 2016	Value at December 31, 2016	2016 Realized Gains (Losses)	Dividend Income
Event Driven	6,783,441	812,309	(5,946,703)	—	—	1,649,047	$18,316,956	$13,020,848	$—
Long/Short Equity	16,313,496	4,776,468	(18,022,293)	—	—	3,067,671	23,437,010	14,449,418	—
Managed Futures Strategies Portfolio	3,875,037	340,474	(1,830,242)	—	(2,385,269)	—	—	1,960,549	—
Managed Futures — Class H	—	279,831	(3,659,297)	21,583	3,357,883	—	—	(188,265)	152,593
Managed Futures — Institutional Class	—	2,630,740	—	—	—	2,630,740	19,178,091	—	—

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

9. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Reinvestments	Shares Exchanged in Reorganization (See Note 5)	Share Balance at December 31, 2016	Value at December 31, 2016	2016 Realized Gains (Losses)	Dividend Income
Market Neutral Fund	4,601,768	3,826	(4,605,594)	—	—	—	$—	$(1,141,777)	$—
Relative Value — Long/ Short Debt	4,957,977	1,844,867	(5,912,117)	—	—	890,727	7,456,455	6,342,466	—

Managed Futures:

Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at December 31, 2016	Value at December 31, 2016	2016 Realized Gains (Losses)	2016 Dividend Income
Managed Futures Strategies Portfolio	72,535	73,731	(146,266)	—	$—	$23,695	$—

Long/Short Equity:

Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at December 31, 2016	Value at December 31, 2016	2016 Realized Gains (Losses)	2016 Dividend Income
Long/Short Equity Portfolio	6,809,460	1,055,931	(6,189,702)	1,675,689	$12,802,261	$(885,814)	$—

Long/Short Debt:

Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at December 31, 2016	Value at December 31, 2016	2016 Realized Gains (Losses)	2016 Dividend Income
Relative Value — Long/Short Debt	15,903,421	798,792	(14,124,189)	2,578,024	$21,581,157	$(13,334,868)	$—

10. CREDIT FACILITY

For cash management purposes, the Funds have the ability to utilize a credit facility provided by U.S. Bank N.A. under a Loan Agreement ("Agreement") dated January 13, 2016. The Funds may borrow up to 33.3% of each Fund's net assets, or 20% of each Fund's market value, with a maximum principal amount of $150,000,000, subject to certain restrictions and the right of setoff on the Funds' assets. The Agreement can be terminated by either the Funds or U.S. Bank N.A. There are no commitment fees related to the credit facility.

At December 31, 2016, Alpha, Managed Futures, Long/Short Debt, Event Driven, and Disciplined Opportunity each had an outstanding balance of $0. At December 31, 2016, Long/Short Equity had an outstanding balance of $6,000. The maximum amount outstanding during the year ended December 31, 2016 under the credit facility for Alpha, Managed Futures, Long/Short Equity, and Long/Short Debt was $12,362,000 on March 1st, $97,000 on January 5th, $4,367,000 on February 25th, and $6,889,000 on February 5th, respectively. For the same period Alpha, Managed Futures, Long/Short Equity, and Long/Short Debt had an outstanding average daily balance of $357,645, $434, $144,724 and $385,180, respectively, under the credit facility. For the year ended December 31, 2016, the weighted average rate paid on the loan for Alpha, Managed Futures, Long/Short Equity, and Long/Short Debt was 3.51% and the interest rate as of December 31, 2016 on the loan was 3.75%. During the year ended December 31, 2016, Event Driven and Disciplined Opportunity did not have any borrowings under this facility. The Agreement expired on January 12, 2017. A new agreement was entered into to expire in 90 days on February 22, 2017. The extension decreased the maximum principal amount from $150,000,000 to $25,000,000 that the Funds may borrow.

11. OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.75% for the Funds. A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 18 months of purchase. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by shareholders that redeemed their shares within 364 days of purchase. As a result the redemption price may differ from the net asset value per share. The public offering price for No Load and Institutional Class shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. No payments to related parties were made during the year.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

12. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

13. UNCERTAINTY

Due to current level of net assets at year end, and the net shareholder redemption activity during the year, management is evaluating the long-term viability of Managed Futures, Long/Short Equity, Long/Short Debt and Event Driven Funds. These existing conditions create substantial doubt about the ability of these four funds to continue as a going concern for the year following the issue date of the funds' financial statements.

As of the date the financial statements were issued, the Board had not approved any plan of liquidation. Management believes that should any such plan be put in place, the liquidation of the funds' would occur at fair value. These financial statements do not include any adjustments necessary if the above-mentioned funds are unable to continue as a going concern.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2016	2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$10.81	$11.39	$11.54	$10.58	$10.47
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.06)	(0.17)	(0.17)	(0.22)	(0.22)
Net realized and unrealized gain (loss) on investments	(0.23)	(0.39)	0.05	1.18	0.33
Total Gain (Loss) from Investment Operations	(0.29)	(0.56)	(0.12)	0.96	0.11
Less Dividends and Distributions:
Net investment income	(0.15)	(0.02)	(0.03)	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.15)	(0.02)	(0.03)	—	—
Net Asset Value, End of Period	$10.37	$10.81	$11.39	$11.54	$10.58
Total Return	(2.64)%	(4.93)%	(1.05)%	9.07%	1.05%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$13,418	$7,159	$11,631	$9,704	$11,460
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	3.92%	4.62%	4.39%	4.65%	4.84%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	3.01%	3.49%	3.49%	3.99%	3.99%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.62)%	(1.49)%	(1.50)%	(2.00)%	(2.04)%
Ratio of dividend and interest expense to average net assets(4):	0.91%	1.13%	0.90%	0.66%	0.85%
Portfolio turnover rate(6)	60%	30%	32%	52%	41%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 2.00%, 1.99%, and 1.98%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, and December 31, 2012, the ratio of expenses gross of waiver is 4.59%, 5.22%, 4.99%, 4.75%, and 4.93%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2016	2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$10.31	$10.93	$11.13	$10.28	$10.25
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.17)	(0.24)	(0.25)	(0.29)	(0.29)
Net realized and unrealized gain (loss) on investments	(0.18)	(0.37)	0.05	1.14	0.32
Total Gain (Loss) from Investment Operations	(0.35)	(0.61)	(0.20)	0.85	0.03
Less Dividends and Distributions:
Net investment income	—	(0.01)	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	(0.01)	—	—	—
Net Asset Value, End of Period	$9.96	$10.31	$10.93	$11.13	$10.28
Total Return	(3.39)%	(5.58)%	(1.80)%	8.27%	0.29%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$10,767	$24,009	$30,313	$26,131	$31,646
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	4.73%	5.37%	5.14%	5.40%	5.59%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	3.82%	4.24%	4.24%	4.74%	4.74%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(1.68)%	(2.24)%	(2.25)%	(2.75)%	(2.79)%
Ratio of dividend and interest expense to average net assets(4):	0.91%	1.13%	0.90%	0.66%	0.85%
Portfolio turnover rate(6)	60%	30%	32%	52%	41%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, and December 31, 2012, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 2.00%, 1.99%, and 1.98%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, and December 31, 2012, the ratio of expenses gross of waiver is 5.39%, 5.97%, 5.74%, 5.50% and 5.68%, respectively

(6)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2016	2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$11.05	$11.65	$11.80	$10.72	$10.50
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.07)	(0.12)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.18)	(0.39)	0.05	1.20	0.33
Total Gain (Loss) from Investment Operations	(0.25)	(0.51)	(0.07)	1.09	0.22
Less Dividends and Distributions:
Net investment income	(0.11)	(0.09)	(0.08)	(0.01)	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.11)	(0.09)	(0.08)	(0.01)	—
Net Asset Value, End of Period	$10.69	$11.05	$11.65	$11.80	$10.72
Total Return	(2.23)%	(4.40)%	(0.57)%	10.12%	2.10%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$44,935	$282,405	$529,205	$404,840	$189,889
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	3.66%	4.12%	3.89%	3.65%	3.84%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	2.75%	2.99%	2.99%	2.99%	2.99%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.66)%	(0.99)%	(1.00)%	(1.00)%	(1.04)%
Ratio of dividend and interest expense to average net assets(4):	0.91%	1.13%	0.90%	0.66%	0.85%
Portfolio turnover rate(6)	60%	30%	32%	52%	41%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 2.00%, 1.99%, and 1.98%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, and December 31, 2012, the ratio of expenses gross of waiver is open, 3.96%, 4.22%, 3.99%, 3.75%, and 3.93%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended				Period from September 27, 2012 through
Hatteras Managed Futures Strategies Fund	2016 (Consolidated)(10)	2015	2014	2013	December 31, 2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$7.05	$7.36	$7.69	$9.88	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.14)	(0.04)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	0.43	(0.27)	(0.29)	0.70	(0.03)
Total Gain (Loss) from Investment Operations	0.29	(0.31)	(0.33)	0.65	(0.12)
Less Dividends and Distributions:
Net investment income	(0.05)	—	—	(2.84)	—
Total Dividends and Distributions	(0.05)	—	—	(2.84)	—
Net Asset Value, End of Period	$7.29	$7.05	$7.36	$7.69	$9.88
Total Return	4.12%	(4.21)%	(4.29)%	6.51%	(1.20	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$24,346	$719	$340	$441	$753
Ratio of expenses including interest expense to average net assets(6)(7)(8):	2.38%	2.94%	2.78%	2.66%	5.23	%(5)
Ratio of expenses excluding interest expense to average net assets(6)(8):	2.19%	2.49%	2.49%	2.49%	2.40	%(5)
Ratio of net investment income (loss) including interest expense to average net assets:	(1.91)%	(0.53)%	(0.52)%	(0.54)%	(3.35	)%(5)
Ratio of interest expense to average net assets(7):	0.19%	0.45%	0.29%	0.17%	2.83	%(5)
Portfolio turnover rate(9)	264%	18%	32%	51%	0	%(4)

(1)  The fund commenced operations on September 27, 2012.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the period from January 1, 2016 through April 28, 2016, the years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.98%, 1.98%, 1.97%, 1.97%, and 1.81%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense from the Underlying Funds in which the Fund invests.

(8)  Amount presented is net of waiver. For the the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the ratio of expenses gross of waiver is 2.80%, 3.02%, 2.85%, 2.73% and 5.23%, respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(10)  Consolidated for the period April 29, 2016 through December 31, 2016 (see Note 5).

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended
Hatteras Long/Short Equity Fund	2016	2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$9.25	$9.30	$10.22	$9.75	$10.08
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.07)	(0.09)	(0.11)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.59)	0.12 (7)	0.40	1.34	(0.02)
Total Gain (Loss) from Investment Operations	(0.66)	0.03	0.29	1.23	(0.12)
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	(0.06)	(0.08)	(1.21)	(0.76)	(0.21)
Total Dividends and Distributions	(0.06)	(0.08)	(1.21)	(0.76)	(0.21)
Net Asset Value, End of Period	$8.53	$9.25	$9.30	$10.22	$9.75
Total Return	(7.17)%	0.37%	2.85%	12.63%	(1.17)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$1,834	$8,271	$2,200	$2,881	$1,996
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	4.01%	4.32%	3.98%	3.89%	3.99%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	2.77%	2.99%	2.99%	2.99%	2.99%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.79)%	(1.00)%	(1.02)%	(1.03)%	(1.03)%
Ratio of dividend and interest expense to average net assets(4):	1.24%	1.33%	0.99%	0.90%	1.00%
Portfolio turnover rate(6)	31%	42%	59%	61%	22%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the indirect annualized expense ratio for such expenses is 1.99%, 2.00%, 1.98%, 1.96%, and 1.97%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the ratio of expenses gross of waiver is 4.51%, 4.42%, 4.06%, 3.95%, and 4.06%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investment in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(7)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended
Hatteras Long/Short Equity Fund	2016	2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$9.39	$9.41	$10.36	$9.83	$10.10
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.03)	(0.05)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.61)	0.13 (7)	0.38	1.35	(0.01)
Total Gain (Loss) from Investment Operations	(0.64)	0.08	0.33	1.29	(0.06)
Less Dividends and Distributions:
Net investment income	—	(0.02)	(0.07)	—	—
Net realized gains	(0.06)	(0.08)	(1.21)	(0.76)	(0.21)
Total Dividends and Distributions	(0.06)	(0.10)	(1.28)	(0.76)	(0.21)
Net Asset Value, End of Period	$8.69	$9.39	$9.41	$10.36	$9.83
Total Return	(6.85)%	0.93%	3.20%	13.15%	(0.67)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$10,905	$47,033	$32,229	$23,871	$23,093
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	3.57%	3.82%	3.48%	3.39%	3.49%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	2.32%	2.49%	2.49%	2.49%	2.49%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.34)%	(0.50)%	(0.52)%	(0.53)%	(0.53)%
Ratio of dividend and interest expense to average net assets(4):	1.24%	1.33%	0.99%	0.90%	1.00%
Portfolio turnover rate(6)	31%	42%	59%	61%	22%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the indirect annualized expense ratio for such expenses is 1.99%, 2.00%, 1.98%, 1.96%, and 1.97%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the ratio of expenses gross of waiver is 4.13%, 3.92%, 3.56%, 3.45%, and 3.56%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investment in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(7)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended
Hatteras Long/Short Debt Fund	2016		2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$8.06		$9.06	$9.61	$9.38	$9.63
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.06)		(0.09)	(0.10)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.30	)(7)	(0.67)	(0.19)	0.58	0.60
Total Gain (Loss) from Investment Operations	(0.36)		(0.76)	(0.29)	0.48	0.50
Less Dividends and Distributions:
Net investment income	(0.60)		(0.22)	(0.17)	(0.25)	(0.45)
Net realized gains	—		—	—	—	(0.30)
Tax Return of capital	—		(0.02)	(0.09)	—	—
Total Dividends and Distributions	(0.60)		(0.24)	(0.26)	(0.25)	(0.75)
Net Asset Value, End of Period	$7.10		$8.06	$9.06	$9.61	$9.38
Total Return	(4.39	)%(7)	(8.54)%	(3.15)%	5.20%	5.13%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$6,582		$21,706	$73,692	$81,886	$8,772
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	3.33%		3.75%	3.46%	3.33%	3.54%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	2.75%		2.99%	2.99%	2.99%	2.99%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.79)%		(1.01)%	(1.00)%	(1.03)%	(1.04)%
Ratio of dividend and interest expense to average net assets(4):	0.58%		0.76%	0.47%	0.34%	0.55%
Portfolio turnover rate(6)	13%		6%	40%	4%	30%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the indirect annualized expense ratio for such expenses is 1.97%, 1.98%, 2.00%, 1.96%, and 1.95%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividends and interest expense from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the ratio of expenses gross of waiver is 3.74%, 3.83%, 3.56%, 3.39%, and 3.59%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investment in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(7)  In 2016, 0.62% of the Fund's total return consists of reimbursements by the Administrator and the Custodian for losses on investment transactions. Excluding this item, total return would have been (5.01)%, a $0.05 per share impact.
The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
	Year Ended				Period from October 1, 2013 through
Hatteras Long/Short Debt Fund	2016		2015	2014	December 31, 2013(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$8.01		$8.99	$9.58	$9.46
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.12)		(0.16)	(0.17)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.29	)(10)	(0.65)	(0.19)	0.23
Total Gain (Loss) from Investment Operations	(0.41)		(0.81)	(0.36)	0.19
Less Dividends and Distributions:
Net investment income	(0.53)		(0.15)	(0.15)	(0.07)
Net realized gains	—		—	—	—
Tax Return of capital	—		(0.02)	(0.08)	—
Total Dividends and Distributions	(0.53)		(0.17)	(0.23)	(0.07)
Net Asset Value, End of Period	$7.07		$8.01	$8.99	$9.58
Total Return	(5.08	)%(10)	(9.11)%	(3.89)%	2.06	%(8)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$3,314		$17,596	$37,309	$2,612
Ratio of expenses including dividend and interest expense to average net assets(4)(5)(6):	4.09%		4.50%	4.21%	4.03	%(9)
Ratio of expenses excluding dividend and interest expense to average net assets(4)(6):	3.51%		3.74%	3.74%	3.74	%(9)
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(1.56)%		(1.76)%	(1.75)%	(1.78	)%(9)
Ratio of dividend and interest expense to average net assets(5):	0.58%		0.76%	0.47%	0.29	%(9)
Portfolio turnover rate(7)	13%		6%	40%	0	%(8)

(1)  The class commenced operations on October 1, 2013.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the indirect annualized expense ratio for such expenses is 1.97%, 1.98%, 2.00%, and 1.98%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(5)  Includes dividends and interest expense from the Underlying Funds in which the Fund invests.

(6)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the ratio of expenses gross of waiver is 4.48%, 4.58%, 4.31% and 4.11%, respectively.

(7)  The portfolio turnover rates shown here represent the Fund's investment in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(8)  Not annualized.

(9)  Annualized.

(10)  In 2016, 0.62% of the Fund's total return consists of reimbursements by the Administrator and the Custodian for losses on investment transactions. Excluding this item, total return would have been (5.70)%, a $0.05 per share impact.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended
Hatteras Long/Short Debt Fund	2016		2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$8.26		$9.28	$9.83	$9.58	$9.65
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.03)		(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.29	)(7)	(0.69)	(0.20)	0.59	0.61
Total Gain (Loss) from Investment Operations	(0.32)		(0.74)	(0.25)	0.54	0.56
Less Dividends and Distributions:
Net investment income	(0.63)		(0.25)	(0.20)	(0.29)	(0.33)
Net realized gains	—		—	—	—	(0.30)
Tax Return of capital	—		(0.03)	(0.10)	—	—
Total Dividends and Distributions	(0.63)		(0.28)	(0.30)	(0.29)	(0.63)
Net Asset Value, End of Period	$7.31		$8.26	$9.28	$9.83	$9.58
Total Return	(3.78	)%(7)	(8.10)%	(2.60)%	5.72%	5.79%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$11,650		$96,926	$351,078	$314,643	$8,894
Ratio of expenses including dividend and interest expense to average net assets(3)(4)(5):	2.94%		3.25%	2.96%	2.83%	3.04%
Ratio of expenses excluding dividend and interest expense to average net assets(3)(5):	2.35%		2.49%	2.49%	2.49%	2.49%
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.40)%		(0.51)%	(0.50)%	(0.53)%	(0.54)%
Ratio of dividend and interest expense to average net assets(4):	0.58%		0.76%	0.47%	0.34%	0.55%
Portfolio turnover rate(6)	13%		6%	40%	4%	30%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the indirect annualized expense ratio for such expenses is 1.97%, 1.98%, 2.00%, 1.96%, and 1.95%, respectively, for the annual operating expenses. See Note 7 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes dividend and interest expense from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, the ratio of expenses gross of waiver is 3.29%, 3.33%, 3.06%, 2.89%, and 3.09%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investment in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(7)  In 2016, 0.61% of the Fund's total return consists of reimbursements by the Administrator and the Custodian for losses on investment transactions. Excluding this item, total return would have been (4.39)%, a $0.05 per share impact.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class H
	Year Ended
Hatteras Event Driven Fund	2016		2015(4)	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$10.81		$11.93	$11.65	$9.39	$8.87
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.23)		(0.10)	(0.15)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.53	(6)	(1.02)	0.43	2.31	0.54
Total Gain (Loss) from Investment Operations	0.30		(1.12)	0.28	2.26	0.52
Less Dividends and Distributions:
Net investment income	—		—	—	—	—
Net realized gains	—		—	—	—	—
Total Dividends and Distributions	—		—	—	—	—
Net Asset Value, End of Period	$11.11		$10.81	$11.93	$11.65	$9.39
Total Return	2.73%		(9.35)%	2.38%	24.09%	5.80%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$18,316		$89,067	$238,431	$182,415	$74,399
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	3.31	%(5)	3.41%	3.36%	2.83%	2.77%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00	%(5)	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.26)%		(0.85)%	(1.23)%	(0.46)%	(0.23)%
Ratio of dividends on short positions and interest expense to average net assets:	1.31%		1.41%	1.36%	0.83%	0.77%
Portfolio turnover rate	233%		177%	220%	246%	242%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Fund net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

(4)  On May 29, 2015, the Fund reorganized into the Trust from UFT. See Note 1 of the Notes to Financial Statements.

(5)  Amount presented is net of waiver. For the year ended December 31, 2016, the ratio of expenses gross of waiver is 3.51%.

(6)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

TRUST FOR ADVISOR SOLUTIONS (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended
Hatteras Disciplined Opportunity Fund	2016	2015	2014
Per Share Data(1):
Net Asset Value, Beginning of Period	$10.02	$10.23	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.18)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	0.92	0.33	0.67
Total Gain (Loss) from Investment Operations	0.74	0.15	0.46
Less Dividends and Distributions:
Capital gain distribution	(0.34)	(0.36)	(0.23)
Total Dividends and Distributions	(0.34)	(0.36)	(0.23)
Net Asset Value, End of Period	$10.42	$10.02	$10.23
Total Return	7.41%	1.40%	4.56%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$33,931	$33,325	$33,939
Ratio of expenses to average net assets(3):	1.75%	1.75%	2.08%
Ratio of net investment income (loss) to average net assets:	(1.75)%	(1.75)%	(2.08)%
Portfolio turnover rate	0%	75%	29%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)  Amount presented is net of waiver. For the years ended December 31, 2016, December 31, 2015 and December 31, 2014, the ratio of expenses gross of waiver is 2.16%, 2.37%, and 2.78%, respectively.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Trust for Advisor Solutions

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, and options written, of Trust for Advisor Solutions, comprising Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Event Driven Fund, and Hatteras Disciplined Opportunity Fund as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for the aforementioned funds and the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, options written, forward contracts and futures contracts of Hatteras Managed Futures Strategies Fund (the "Funds") as of December 31, 2016, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the year then ended, and the statement of changes in net assets for the year ended December 31, 2015 and the financials highlights for the years ended December 31, 2015 and 2014. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2014, were audited by other auditors whose report dated March 3, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Trust for Advisor Solutions as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Hatteras Managed Futures Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, and Hatteras Event Driven Fund will continue as a going concern. As discussed in Note 13 to the financial statements, consistent net shareholder redemption activity and the level of net assets raises substantial doubt about the aforementioned funds' ability to continue as a going concern. Management is currently evaluating the long-term viability of these funds. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2017

TRUST FOR ADVISOR SOLUTIONS

EXPENSE EXAMPLE

December 31, 2016 (Unaudited)

As a shareholder of the Hatteras Alpha Hedged Strategies Fund, Hatteras Managed Futures Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Event Driven Fund, or Hatteras Disciplined Opportunity Fund (each a "Fund" and collectively "the Funds''), you incur two types of costs: (1) transaction costs, including sales charges and deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2016—12/31/2016).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The example below includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, operating expenses and interest expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HATTERAS ALPHA HEDGED STRATEGIES FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	1.00%	$1,000.00	$1,010.00	3.77%	$19.05
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,006.18	3.77%	19.01
Class C
Actual	0.61%	1,000.00	1,006.10	4.52%	22.79
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,002.41	4.52%	22.75
Institutional Shares
Actual	1.16%	1,000.00	1,011.60	3.52%	17.80
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,007.44	3.52%	17.76

TRUST FOR ADVISOR SOLUTIONS

EXPENSE EXAMPLE

December 31, 2016 (Unaudited) (continued)

HATTERAS MANAGED FUTURES STRATEGIES FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Institutional Shares
Actual	-1.47%	$1,000.00	$985.30	2.10%	$10.48
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,025.14	2.10%	10.69

HATTERAS LONG/SHORT EQUITY FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	-0.04%	$1,000.00	$999.60	4.44%	$22.32
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,002.82	4.44%	22.35
Institutional Shares
Actual	0.19%	1,000.00	1,001.90	4.19%	21.08
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,004.07	4.19%	21.11

HATTERAS LONG/SHORT DEBT FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	3.02%	$1,000.00	$1,030.20	3.42%	$17.45
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,007.94	3.42%	17.26
Class C
Actual	2.77%	1,000.00	1,027.70	4.17%	21.25
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,004.17	4.17%	21.01
Institutional Shares
Actual	3.25%	1,000.00	1,032.50	3.17%	16.20
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,009.20	3.17%	16.01

HATTERAS EVENT DRIVEN FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class H
Actual	4.71%	$1,000.00	$1,047.10	2.77%	$14.25
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,011.21	2.77%	14.00

TRUST FOR ADVISOR SOLUTIONS

EXPENSE EXAMPLE

December 31, 2016 (Unaudited) (continued)

HATTERAS DISCIPLINED OPPORTUNITY FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Institutional Class
Actual	5.31%	$1,000.00	$1,053.10	1.75%	$9.03
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,016.34	1.75%	8.87

1  For the six months ended December 31, 2016.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SUPPLEMENTARY INFORMATION (UNAUDITED)

FEDERAL INCOME TAXES

Long Term Capital Gain Designation

The Funds hereby designate the following as a capital gain dividend with respect to the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year:

Hatteras Alpha Hedged Strategies Fund	$—
Hatteras Managed Futures Strategies Fund	—
Hatteras Long/Short Equity Fund	91,755
Hatteras Long/Short Debt Fund	—
Hatteras Event Driven Fund	—
Hatteras Disciplined Opportunity Fund	1,065,505

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hatteras Alpha Hedged Strategies Fund	0.19%
Hatteras Managed Futures Strategies Fund	0.00%
Hatteras Long/Short Equity Fund	0.00%
Hatteras Long/Short Debt Fund	0.18%
Hatteras Event Driven Fund	0.00%
Hatteras Disciplined Opportunity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was as follows:

Hatteras Alpha Hedged Strategies Fund	0.17%
Hatteras Managed Futures Strategies Fund	0.00%
Hatteras Long/Short Equity Fund	0.00%
Hatteras Long/Short Debt Fund	0.12%
Hatteras Event Driven Fund	0.00%
Hatteras Disciplined Opportunity Fund	0.00%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2016 was as follows:

Hatteras Alpha Hedged Strategies Fund	79.37%
Hatteras Managed Futures Strategies Fund	0.00%
Hatteras Long/Short Equity Fund	0.00%
Hatteras Long/Short Debt Fund	79.37%
Hatteras Event Driven Fund	0.00%
Hatteras Disciplined Opportunity Fund	0.00%

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Funds may mail only one copy of the Funds' prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

RESULTS OF SHAREHOLDER MEETING

(Unaudited)

Results of Shareholder Meeting (Unaudited)

At a special meeting of shareholders held on December 7, 2016, subsequently adjourned to January 18, 2017, shareholders of the Hatteras Long/Short Equity Fund (the "Fund") voted on the following: Proposal 1) a new investment advisory agreement between Hatteras Funds, LP ("Hatteras") and Trust for Advisor Solutions (the "Trust") to implement an annual management fee of 1.75% of the Fund's average daily net assets; and Proposal 2) a "manager of managers" structure for the Fund.

As of the record date, the Fund had 1,964,726 shares outstanding. Of the 311,834 shares present in person or by proxy at the meeting on January 18, 2017: 292,326 shares or 93.74 % voted in favor of Proposal 1 (representing 14.88 % of total outstanding shares); 2,195 shares or 0.70% were voted against Proposal 1 (representing 0.11% of the total outstanding shares); and 17,313 shares or 5.55% abstained from voting on Proposal 1 (representing 0.88% of total outstanding shares). Accordingly, Proposal 1 was not approved for the Fund. Of the 311,834 shares present in person or by proxy at the meeting on January 18, 2017: 290,403 shares or 93.13% voted in favor of Proposal 2 (representing 14.78% of total outstanding shares); 4,117 shares or 1.32% were voted against Proposal 2 (representing 0.21% of the total outstanding shares); and 17,313 shares or 5.55% abstained from voting on Proposal 2 (representing 0.88% of total outstanding shares). Accordingly, Proposal 2 was not approved for the Fund.

INDEPENDENT TRUSTEES APPROVAL OF SUB-ADVISORY AGREEMENT
(UNAUDITED)

The Independent Trustees (the "Independent Trustees") of Underlying Funds Trust (the "Trust"), i.e., those Trustees who are not "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, met in person on August 30, 2016, and voted to approve a new sub-advisory agreement (the "Sub-Advisory Agreement") among the Trust, on behalf of the Long/Short Equity Portfolio (the "Portfolio"), Hatteras Funds, LP ("Advisor") and Intrinsic Edge Capital Management, LLC (the "Sub-Advisor"). The Independent Trustees noted that there would be a new corporate structure of Coe Capital Management ("CCM"), a current sub-advisor to the Portfolio. As described by CCM at the meeting, CCM had determined to separate its business into two separate registered investment advisers and as such, the Sub-Advisor was being formed to manage the assets of pooled investment vehicles and investment company clients, including the Portfolio. The Board noted that the CCM personnel that managed the Portfolio's assets were joining the Sub-Advisor and would continue to provide investment management services to the Portfolio and that no material changes to the current services provided by CCM were expected. The Independent Trustees then received and discussed a memorandum from independent legal counsel regarding their duties and responsibilities under the Investment Company Act of 1940, as amended, in approving the Sub-Advisory Agreement.

The Independent Trustees evaluated the quality of services expected to be provided by the Sub-Advisor to the Portfolio and the total compensation proposed to be paid to the Sub-Advisor. The Independent Trustees gave equal consideration to all factors deemed to be relevant to the Sub-Advisor, including, but not limited to the following: (i) the overall historical investment performance of CCM; (ii) the nature, scope and quality of the services to be provided by the Sub-Advisor; (iii) the costs of the services to be provided by the Sub-Advisor and the structure of the Sub-Advisor's fees; (iv) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (v) the profits to be realized by the Sub-Advisor and its affiliates from the relationship with the Portfolio. None of these factors was determinative in the Independent Trustees' decision to approve the Sub-Advisory Agreement, but each was a factor in the Independent Trustees' consideration.

The Independent Trustees assessed the overall quality of services to be provided by the Sub-Advisor to the Portfolio. The Independent Trustees considered the Sub-Advisor's specific responsibilities in all aspects of day-to-day portfolio management of the Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Sub-Advisor involved in the day-to-day portfolio activities of the Portfolio. The Independent Trustees concluded that the Sub-Advisor would have sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Sub-Advisory Agreement, as applicable, and that the nature, overall quality, and extent of the management services were satisfactory.

The Advisor noted, and the Independent Trustees also considered, that the approval of the Sub-Advisory Agreement would have no effect on the Advisor's profitability.

After further discussion, including a discussion regarding the merits of the Sub-Advisor's investment team, during which it was noted that there would be no changes to the personnel providing services to the Fund, and the desire for the Sub-Advisor's investment strategy within the Fund, the Trustees agreed to approve the Sub-Advisory Agreement.

BOARD OF TRUSTEES

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee During Past Five Years**

INDEPENDENT TRUSTEES

H. Alexander Holmes Born: 1942	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to present).	14	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Thomas Mann Born: 1950	Trustee	Indefinite Term since 2002	Private Investor (2012 to present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012)	14

Director, F-Squared Investments, Inc. from 2012 to present; Director, Virtus Global Multi-Sector Income Fund from 2011 to present; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to present; Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.

Steve E. Moss Born: 1953	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark & Copley, P.A., accountants and business consultants (1996 to present). Member Manager, HMKCT Properties, LLC (1996 to present).	14	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Gregory S. Sellers Born: 1959	Trustee	Indefinite Term since 2009	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to present).	14	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.

INTERESTED TRUSTEE

Michael Weckwerth Born: 1973	Trustee and Chairman	Indefinite Term since 2016	Senior Vice President, USBFS (2006 to present).	6	None.

FUND MANAGEMENT

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

OFFICERS

Gregory C. Bakken Born: 1983	President	Indefinite Term since 2016	Vice President, USBFS (2013 to present); Assistant Vice President, USBFS (2010 to 2013).
Michael J. Belland Born: 1980	Treasurer	Indefinite Term since 2016	Vice President, USBFS (2016 to present); Assistant Vice President, USBFS (2010-2016). Officer and other positions, USBFS (2006-2010).
Stacie L. Lamb, Esq. Born: 1982	Secretary	Indefinite Term since 2016	Assistant Vice President, USBFS (2013 to present); Compliance Representative, Quasar Distributors, LLC (2011 to 2013).
Andrew P. Chica Born: 1975	Chief Compliance Officer	Indefinite Term since 2009

Chief Compliance Officer, Hatteras Funds, LP (2014 to present); Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management (2007 to 2014); Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC (2009 to 2014).

Annual Report

DECEMBER 31, 2016

Long/Short Equity Portfolio

Relative Value — Long/Short Debt Portfolio

UNDERLYING FUNDS TRUST

For the Year ended December 31, 2016

Table of Contents*

Allocation of Portfolio Assets	99-102
Schedules of Investments	103-126
Statements of Assets and Liabilities	127
Statements of Operations	128
Statements of Changes in Net Assets	129
Notes to Financial Statements	130-143
Report of Independent Registered Public Accounting Firm	144
Expense Example	145

*  See page 1 for Portfolio Management's Discussion of Fund Performance

UNDERLYING FUNDS TRUST

LONG/SHORT EQUITY

Growth of $10,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	5Y1	10Y1	Since Inception[1]
Long/Short Equity	-6.66%	2.32%	-1.05%	-2.40%[2]
S&P 500 Total Return Index	11.96%	14.66%	6.95%	7.46%[2]
BofA ML 3-Month US Treasury Bill	0.33%	0.12%	0.80%	1.06%[3]
HFRI FOF: Conservative Index	2.28%	3.51%	1.31%	1.57%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2006.

3.  HFRI FOF: Conservative Index and BofA ML 3-Month US Treasury Bill for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

LONG/SHORT EQUITY

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

UNDERLYING FUNDS TRUST

RELATIVE VALUE — LONG/SHORT DEBT

Growth of $10,000 — December 31, 2016 (Unaudited)

As of 12/31/2016	1Y	5Y1	Since Inception[1]
Relative Value — Long/Short Debt	-3.93%	-0.31%	-0.69%[2]
S&P 500 Total Return Index	11.96%	14.66%	6.61%[2]
BofA ML 3-Month US Treasury Bill	0.33%	0.12%	0.65%[3]
HFRI FOF: Conservative Index	2.28%	3.51%	0.91%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2007.

3.  HFRI FOF: Conservative Index and 90 Day T-Bill for the period beginning 4/30/2007. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2007 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

RELATIVE VALUE — LONG/SHORT DEBT

Allocation of Portfolio Assets — December 31, 2016 (Unaudited)

Investments are a percentage of Total Net Assets.

^ Amount is less than 0.05%.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks — 61.2%
Auto Components — 2.5%
Autoliv, Inc.[c]	2,610	$295,322
Cooper Tire & Rubber Co.	3,254	126,418
Koito Manufacturing Co. Ltd.[c]	9,025	476,610
Total Auto Components		898,350
Beverages — 2.1%
Craft Brew Alliance, Inc.[a]	6,127	103,546
MGP Ingredients, Inc.[c]	13,280	663,735
Total Beverages		767,281
Biotechnology — 5.0%
Alexion Pharmaceuticals, Inc.[a,c]	2,355	288,134
BioSpecifics Technologies Corp.[a,c]	5,471	304,735
Eagle Pharmaceuticals Inc/DEa	2,040	161,853
Enanta Pharmaceuticals, Inc.[a]	1,520	50,920
Hugel, Inc.[a]	760	201,593
Repligen Corp.[a,c]	2,285	70,424
TESARO, Inc.[a,c]	5,550	746,364
Total Biotechnology		1,824,023
Building Products — 0.4%
Continental Building Products, Inc.[a]	6,348	146,639
Capital Markets — 0.9%
E*TRADE Financial Corp.[a]	3,920	135,828
The Charles Schwab Corp.	4,979	196,521
Total Capital Markets		332,349
Chemicals — 1.0%
Lenzing AG	1,580	191,267
W-Scope Corp.	12,240	183,406
Total Chemicals		374,673
Commercial Services & Supplies — 1.4%
Command Security Corp.[a]	46,685	128,384
Hudson Technologies, Inc.[a]	6,754	54,099
KAR Auction Services, Inc.[c]	7,776	331,413
Total Commercial Services & Supplies		513,896
Communications Equipment — 0.3%
Applied Optoelectronics, Inc.[a]	5,225	122,474
Construction & Engineering — 0.1%
MasTec, Inc.[a]	997	38,135
Construction Materials — 1.0%
US Concrete, Inc.[a]	5,373	351,932
Diversified Consumer Services — 2.2%
DeVry Education Group, Inc.	15,180	473,616
Grand Canyon Education, Inc.[a]	5,334	311,772
Total Diversified Consumer Services		785,388
Diversified Financial Services — 0.4%
Zenkoku Hosho Co. Ltd.[c]	4,760	152,588

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Electronic Equipment, Instruments & Components — 3.7%
Amotech Co Ltd[a]	16,840	$305,140
IPG Photonics Corp.[a]	2,553	252,006
National Instruments Corp.	9,657	297,629
OSI Systems, Inc.[a]	2,298	174,924
V Technology Co. Ltd.[c]	2,715	302,565
Total Electronic Equipment, Instruments & Components		1,332,264
Food Products — 2.0%
Bakkafrost PFc	5,260	208,640
Darling International, Inc.[a]	10,891	140,603
Nomad Foods Ltd.[a,c]	40,545	388,015
Total Food Products		737,258
Health Care Providers & Services — 1.3%
Air Methods Corp.[a]	6,945	221,198
Cardinal Health, Inc.	1,295	93,201
McKesson Corp.	657	92,276
VCA, Inc.[a]	1,175	80,664
Total Health Care Providers & Services		487,339
Hotels, Restaurants & Leisure — 2.2%
Del Taco Restaurants, Inc.[a]	4,826	68,143
Evolution Gaming Group AB (Acquired 9/10/2015 through 9/18/2015, Cost $158,730)[d]	5,350	152,149
Kindred Group PLC[c]	34,385	322,085
Scientific Games Corp.[a]	18,716	262,024
Total Hotels, Restaurants & Leisure		804,401
Household Durables — 0.8%
Leggett & Platt, Inc.	3,169	154,901
Tempur Sealy International, Inc.[a]	2,203	150,421
Total Household Durables		305,322
Insurance — 0.8%
AmTrust Financial Services, Inc.	4,327	118,473
Principal Financial Group, Inc.	2,731	158,016
Total Insurance		276,489
Internet Software & Services — 2.7%
Alphabet, Inc.[a]	248	196,527
Carbonite, Inc.[a]	7,261	119,080
Five9, Inc.[a]	23,335	331,124
VeriSign, Inc.[a,c]	4,352	331,057
Total Internet Software & Services		977,788
IT Services — 2.6%
Booz Allen Hamilton Holding Corp.	1,256	45,304
Cancom SEc	6,905	327,536
Science Applications International Corp.[c]	3,904	331,059
Travelport Worldwide Ltd.	16,255	229,195
Total IT Services		933,094
Life Sciences Tools & Services — 1.7%
INC Research Holdings, Inc.[a,c]	6,065	319,019
Quintiles IMS Holdings, Inc.[a]	3,725	283,286
Total Life Sciences Tools & Services		602,305

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Machinery — 0.5%
Stabilus SAc	3,360	$180,524
Media — 0.6%
Modern Times Group MTG ABc	7,500	221,680
Multiline Retail — 2.3%
J.C. Penney Co., Inc.[a]	59,757	496,581
Ryohin Keikaku Co. Ltd.[c]	1,640	321,002
Total Multiline Retail		817,583
Oil, Gas & Consumable Fuels — 1.4%
Golar LNG Partners LP	20,690	497,388
Paper & Forest Products — 0.6%
KapStone Paper and Packaging Corp.	9,064	199,861
Pharmaceuticals — 1.9%
Achaogen, Inc.[a]	37,472	487,886
Heska Corp.[a,c]	2,550	182,580
Total Pharmaceuticals		670,466
Professional Services — 0.3%
Barrett Business Services, Inc.	1,912	122,559
Road & Rail — 0.7%
AMERCO[c]	670	247,625
Semiconductors & Semiconductor Equipment — 7.1%
Cirrus Logic, Inc.[a,c]	5,910	334,152
CyberOptics Corp.[a]	17,070	445,527
DSP Group, Inc.[a,c]	14,998	195,724
Koh Young Technology, Inc.	8,410	314,410
Microsemi Corp.[a]	3,055	164,878
Silicon Motion Technology Corp. — ADR[c]	12,931	549,309
Skyworks Solutions, Inc.	5,985	446,840
U-Blox AGc	680	127,544
Total Semiconductors & Semiconductor Equipment		2,578,384
Software — 4.8%
8x8, Inc.[a]	20,218	289,117
DuzonBizon Co Ltd	11,070	196,281
Microsoft Corp.[c]	9,000	559,260
Ubisoft Entertainment SAa,c	9,545	339,189
Varonis Systems, Inc.[a]	12,556	336,501
Total Software		1,720,348
Specialty Retail — 3.3%
American Eagle Outfitters, Inc.	20,581	312,214
Best Buy Co., Inc.	3,599	153,569
Dick's Sporting Goods, Inc.	4,931	261,836
MarineMax, Inc.[a,c]	16,788	324,848
Ulta Salon Cosmetics & Fragrance, Inc.[a]	575	146,591
Total Specialty Retail		1,199,058
Technology Hardware, Storage & Peripherals — 1.2%
Hitachi Maxell Ltd.[c]	25,530	435,110
Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.[c]	2,000	106,700

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Trading Companies & Distributors — 1.1%
Beacon Roofing Supply, Inc.[a]	3,707	$170,782
GMS, Inc.[a]	5,697	166,808
MRC Global, Inc.[a]	3,753	76,036
Total Trading Companies & Distributors		413,626
Total Common Stocks (Cost $18,430,644)		22,174,900
Money Market Funds — 33.8%
Invesco Advisers, Inc. STIT — Treasury Portfolio — Institutional Class 0.37%[b,c]	12,258,272	12,258,272
Total Money Market Funds (Cost $12,258,272)		12,258,272
Total Investments (Cost $30,688,916) — 95.0%		34,433,172
Other Assets in Excess of Liabilities — 5.0%		1,803,227
Total Net Assets — 100.0%		$36,236,399

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt

a  Non-income producing.

b  Variable Rate Security. The rate shown represents the seven day yield at December 31, 2016.

c  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $13,389,113.

d  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2016, the value of these securities total $152,149 which represents 0.4% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2016

	Shares	Value
Common Stocks — 33.1%
Air Freight & Logistics — 0.6%
Forward Air Corp.	4,662	$220,886
Auto Components — 0.4%
BorgWarner, Inc.	3,627	143,049
Automobiles — 0.4%
Tesla Motors, Inc.	760	162,404
Banks — 0.3%
Banc of California, Inc.	6,930	120,235
Beverages — 1.6%
Coca-Cola Co.	13,779	571,277
Biotechnology — 1.1%
Avexis, Inc.	3,470	165,623
Exact Sciences Corp.	3,470	46,359
Osiris Therapeutics, Inc.	10,404	51,084
Puma Biotechnology, Inc.	4,095	125,716
Total Biotechnology		388,782
Building Products — 1.7%
A.O. Smith Corp.	3,533	167,288
AAON, Inc.	4,640	153,352
Builders FirstSource, Inc.	26,565	291,418
Total Building Products		612,058
Capital Markets — 0.3%
Cohen & Steers, Inc.	3,191	107,218
Chemicals — 0.7%
Flotek Industries, Inc.	8,325	78,172
Yara International ASA	4,080	160,503
Total Chemicals		238,675
Commercial Services & Supplies — 0.4%
Herman Miller, Inc.	4,502	153,968
Construction & Engineering — 0.8%
JGC Corp.	4,085	74,005
Primoris Services Corp.	9,207	209,736
Total Construction & Engineering		283,741
Construction Materials — 0.3%
Forterra, Inc.	5,638	122,119
Electronic Equipment, Instruments & Components — 1.0%
Badger Meter, Inc.	4,846	179,060
Citizen Watch Co Ltd	22,200	132,359
Fitbit, Inc.	7,161	52,418
Total Electronic Equipment, Instruments & Components		363,837
Energy Equipment & Services — 0.7%
Bristow Group, Inc.	2,900	59,392
CARBO Ceramics, Inc.	8,329	87,121
US Silica Holdings, Inc.	2,160	122,429
Total Energy Equipment & Services		268,942

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2016 (continued)

	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 1.2%
Chesapeake Lodging Trust	9,434	$243,963
Rayonier, Inc.	1,090	28,994
Seritage Growth Properties	3,750	160,163
Total Equity Real Estate Investment Trusts (REITs)		433,120
Food & Staples Retailing — 1.1%
Aeon Co Ltd	8,170	115,472
Smart & Final Stores, Inc.	12,930	182,313
Whole Foods Market, Inc.	3,820	117,503
Total Food & Staples Retailing		415,288
Health Care Equipment & Supplies — 1.6%
Abaxis, Inc.	5,005	264,114
ConforMIS, Inc.	14,802	119,896
Orthofix International NV	5,230	189,221
Total Health Care Equipment & Supplies		573,231
Health Care Providers & Services — 0.9%
AMN Healthcare Services, Inc.	545	20,956
Express Scripts Holding Co.	2,085	143,427
Universal Health Services, Inc.	1,390	147,868
Total Health Care Providers & Services		312,251
Hotels, Restaurants & Leisure — 2.0%
Buffalo Wild Wings, Inc.	1,061	163,818
Chuy's Holdings, Inc.	4,662	151,282
Panera Bread Co.	785	160,996
Royal Caribbean Cruises Ltd.	1,057	86,716
Texas Roadhouse, Inc.	3,581	172,748
Total Hotels, Restaurants & Leisure		735,560
Leisure Products — 1.3%
Callaway Golf Co.	27,969	306,540
Vista Outdoor, Inc.	4,396	162,213
Total Leisure Products		468,753
Machinery — 2.8%
Manitowoc Foodservice, Inc.	5,339	103,203
Proto Labs, Inc.	1,905	97,821
SMC Corp/Japan	400	95,170
Trinity Industries, Inc.	8,242	228,798
Wabash National Corp.	21,156	334,688
Watts Water Technologies, Inc.	2,234	145,657
Total Machinery		1,005,337
Paper & Forest Products — 0.1%
Schweitzer-Mauduit International, Inc.	399	18,166
Pharmaceuticals — 1.1%
Endo International PLC	9,150	150,701
Galenica AG	157	176,915
Valeant Pharmaceuticals International, Inc.	5,550	80,586
Total Pharmaceuticals		408,202
Professional Services — 1.2%
Huron Consulting Group, Inc.	8,864	448,962

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2016 (continued)

	Shares	Value
Real Estate Management & Development — 0.9%
Jones Lang LaSalle, Inc.	3,223	$325,652
Road & Rail — 0.9%
Knight Transportation, Inc.	9,611	317,644
Semiconductors & Semiconductor Equipment — 0.4%
Cree, Inc.	4,850	127,991
Software — 0.3%
Ultimate Software Group, Inc.	695	126,733
Specialty Retail — 3.4%
Chico's FAS, Inc.	6,006	86,426
Hibbett Sports, Inc.	6,930	258,489
Pier 1 Imports, Inc.	44,575	380,671
Signet Jewelers Ltd.	3,997	376,757
The Buckle, Inc.	5,843	133,220
Total Specialty Retail		1,235,563
Technology Hardware, Storage & Peripherals — 0.7%
Electronics for Imaging, Inc.	2,330	102,194
Wacom Co Ltd	54,400	142,083
Total Technology Hardware, Storage & Peripherals		244,277
Textiles, Apparel & Luxury Goods — 1.7%
Columbia Sportswear Co.	652	38,012
Fossil Group, Inc.	4,490	116,111
G-III Apparel Group Ltd.	4,235	125,187
Hanesbrands, Inc.	2,979	64,257
Oxford Industries, Inc.	2,765	166,259
Vera Bradley, Inc.	9,503	111,375
Total Textiles, Apparel & Luxury Goods		621,201
Thrifts & Mortgage Finance — 0.4%
Home Capital Group, Inc.	6,530	152,423
Trading Companies & Distributors — 0.8%
GATX Corp.	2,216	136,461
Rush Enterprises, Inc.	62	1,978
Toromont Industries Ltd.	4,315	136,104
Total Trading Companies & Distributors		274,543
Total Common Stocks (Proceeds $13,010,535)		12,002,088
Exchange Traded Funds — 1.5%
iPATH S&P 500 VIX Short-Term Futures ETN	1,692	43,163
iShares MSCI Australia ETF	10,462	211,646
iShares MSCI South Korea Capped ETF	5,020	267,164
Total Exchange Traded Funds (Proceeds $779,110)		521,973
Total Securities Sold Short (Proceeds $13,789,645) — 34.6%		$12,524,061

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SWAP CONTRACTS

December 31, 2016

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Termination Dates	Financing Rate	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Total Return Swap Contracts
BNP Paribas SA	Chroma ATE, Inc.	Receive	11/1/2017 - 1/2/2018	1.370%	$307,906	$(42,153)
BNP Paribas SA	EGIS Technology, Inc.	Receive	9/1/2017	1.370%	328,896	121,312
BNP Paribas SA	Iron Force Industrial Co. Ltd.	Receive	7/3/2017 - 10/2/2017	1.370%	130,156	(42,513)
BNP Paribas SA	Taiwan Paiho Ltd.	Receive	6/1/2017 - 11/1/2017	1.370%	440,365	101,397
BNP Paribas SA	Tung Thih Electronic Co. Ltd.	Receive	8/1/2017 - 1/2/2018	1.370%	410,082	(151,499)
BNP Paribas SA	Voltronic Power Technology	Receive	2/2/2017 - 12/1/2017	1.370%	233,608	34,829
Total Long Total Return Swap Contracts — 0.1%						$21,373
Short Total Return Swap Contracts
BNP Paribas SA	AU Optronics Corp.	Pay	10/2/2017	-0.380%	$88,243	$7,572
BNP Paribas SA	BTG PLC	Pay	9/1/2017 - 11/1/2017	-0.140%	160,127	(51,289)
BNP Paribas SA	Commonwealth Bank of Austrailia	Pay	5/1/2017	1.120%	136,446	(3,867)
BNP Paribas SA	Marks and Spencer Group PLC	Pay	11/1/2017 - 1/2/2018	-0.140%	210,216	(374)
BNP Paribas SA	Metcash Ltd.	Pay	1/2/2018	1.120%	178,173	(24,503)
BNP Paribas SA	Tesco PLC	Pay	3/1/2017 - 8/1/2017	-0.140%	121,881	(949)
BNP Paribas SA	Woolworths Ltd.	Pay	1/2/2018	1.120%	164,898	(4,894)
Total Short Total Return Swap Contracts — 0.1%						$(78,304)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Swap Contracts	Unrealized appreciation on swap contracts	$265,110	Unrealized depreciation on swap contracts	$322,041
Total		$265,110		$322,041

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments)	$(976,207)
Written Options	175,691
Swap Contracts	1,647,526
Total Realized Loss on Derivatives	$847,010
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation))	$(19,829)
Written Options	(125,175)
Swap Contracts	(2,167,004)
Total Equity Contracts	$(2,312,008)

The average quarterly value of purchased and written options during the year ended December 31, 2016 were as follows:

Purchased options	$35,526
Written options	$8,666

The average quarterly notional amount of swap contracts during the year ended December 31, 2016 were as follows:

Swaps	$1,243,101

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2016:

Description	Level 1		Level 2	Level 3	Total
Common Stocks	$17,587,372	(1)	$4,587,528 (2)	$—	$22,174,900
Money Market Funds	12,258,272		—	—	12,258,272
Total Long Investments in Securities	$29,845,644		$4,587,528	$—	$34,433,172
Securities Sold Short:
Common Stocks	$11,105,581	(1)	$896,507	$—	$12,002,088
Exchange Traded Funds	521,973		—	—	521,973
Total Securities Sold Short	$11,627,554		$896,507	$—	$12,524,061
Other Financial Instruments(3)
Long Total Return Swap Contracts	$—		$21,373	$—	$21,373
Short Total Return Swap Contracts	—		(78,304)	—	52,081
Total Other Financial Instruments	$—		$(56,931)	$—	$73,454

(1)  Please refer to the Schedules of Investments and Securities Sold Short for additional information regarding the composition of the common stocks in Level 1.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

(2)  The Common Stocks Level 2 balance consists of the value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Auto Components	$476,610	$—
Biotechnology	201,593	—
Chemicals	183,406	160,503
Construction & Engineering	—	74,005
Diversified Financial Services	152,588	—
Electronic Equipment, Instruments & Components	607,705	132,359
Food & Staples Retailing	—	115,472
Food Products	208,640	—
Hotels Restaurants & Leisure	474,234	—
IT Services	327,536	—
Machinery	—	95,170
Media	221,680	—
Multiline Retail	321,002	—
Pharmaceuticals	—	176,915
Semiconductors & Semiconductor Equipment	441,954	—
Software	535,470	—
Technology Hardware, Storage & Peripherals	435,110	142,083
	$4,587,528	$896,507

(3)  Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Swap Contracts.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2016:

Assets:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Statement Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Total Return Swap Contracts	$265,110	$—	$265,110	$(265,110)	$—	$—
	$265,110	$—	$265,110	$(265,110)	$—	$—

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Total Return Swap Contracts	$322,041	$—	$322,041	$(265,110)	$(56,931)	$—
	$322,041	$—	$322,041	$(265,110)	$(56,931)	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value
Common Stocks — 4.5%
Building Products — 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0)[d,f]	2,804	$0
Transportation Infrastructure — 4.5%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,446)[a,d,f]	9,420	1,315,360
Total Common Stocks (Cost $2,328,447)		1,315,360
Preferred Stocks — 0.5%
Building Products — 0.5%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916)[a,d,f]	3,115	146,199
Total Preferred Stocks (Cost $454,916)		146,199
	Principal Amount
Asset Backed Securities — 6.3%
Colony American Homes Series F, 4.386%, 07/19/2032 (Acquired 07/11/2016, Cost $307,730)[b,c]	$320,000	319,756
Colony Starwood Homes 2016-2 Trust Series 2016-2, 4.886%, 12/19/2033 (Acquired 10/20/2016, Cost $235,000)[b,c]	235,000	236,179
Drive Auto Receivables Trust Series 2016-B, 4.530%, 08/15/2023 (Acquired 08/03/2016, Cost $307,416)[c]	300,000	301,774
Invitation Homes Trust Series 2014-SFR2, Class F, 4.736%, 09/18/2031 (Acquired 05/26/2016, Cost $116,400)[b,c]	120,000	120,313
Series 2014-SFR3, Class E, 5.236%, 12/18/2031 (Acquired 06/16/2016, Cost $100,994)[b,c]	100,000	100,303
Series F, 5.736%, 12/18/2031 (Acquired 08/24/2016, Cost $151,157)[b,c]	150,000	150,721
Series E, 4.486%, 08/19/2032 (Acquired 07/08/2016, Cost $158,794)[b,c]	160,000	161,099
Progress Residential Trust Series 2016-SFR1, 5.736%, 09/19/2033 (Acquired 07/15/2016, Cost $424,999)[b,c]	425,000	430,581
Total Asset Backed Securities (Cost $1,802,490)		1,820,726
Mortgage Backed Securities — 12.8%
Fannie Mae Connecticut Avenue Securities Series 2015-C03, Class 1M2, 5.592%, 07/25/2025[b]	205,000	221,216
Series 2015-C04, Class 2M2, 6.142%, 04/25/2028[b]	480,000	524,311
Series 2015-C04, Class 1M2, 6.292%, 04/25/2028[b]	370,000	410,312
Series 2016-C04, Class 1M2, 4.842%, 01/25/2029[b]	495,000	513,887
Series 2016-C07, Class 2M2, 5.106%, 05/25/2029[b]	555,000	571,548
Fannie Mae REMICS Series 2011-124, Class IC, 3.500%, 09/25/2021	154,560	6,871
Series 2011-88, Class WI, 3.500%, 09/25/2026	193,907	19,281
Series 2008-87, Class AS, 6.894%, 07/25/2033[b]	119,988	28,155
Series 2004-66, Class SE, 5.744%, 09/25/2034[b]	80,929	12,340
Series 2005-65, Class KI, 6.244%, 08/25/2035[b]	86,204	15,938
Series 2005-89, Class S, 5.944%, 10/25/2035[b]	377,413	71,973
Series 2007-75, Class JI, 5.789%, 08/25/2037[b]	78,846	14,105
Series 2012-126, Class SJ, 4.244%, 11/25/2042[b]	1,015,584	154,026
Freddie Mac REMICS Series 3308, Class S, 6.496%, 03/15/2032[b]	56,876	10,928
Series 2965, Class SA, 5.346%, 05/15/2032[b]	52,099	7,122
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class B, 11.506%, 03/25/2025[b]	573,748	673,996

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Principal Amount	Value
Mortgage Backed Securities — 12.8% (continued)
Government National Mortgage Association Series 2012-101, Class AI, 3.500%, 08/20/2027	$128,361	$14,516
Series 2012-103, Class IB, 3.500%, 04/20/2040	304,031	35,066
Series 2011-157, Class SG, 5.861%, 12/20/2041[b]	603,196	136,997
Series 2012-140, Class IC, 3.500%, 11/20/2042	165,999	34,064
Series 2016-81, Class IO, 4.000%, 06/20/2046	146,974	29,084
Series 2016-145, Class, UI, 3.500%, 10/20/2046	187,553	39,664
Terwin Mortgage Trust Series 2007-QHL1, 0.000%, 10/13/2038[f,g]	708,113	0
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class D, 4.470%, 09/17/2048[b]	212,000	168,062
Total Mortgage Backed Securities (Cost $3,757,994)		3,713,462
Corporate Bonds — 30.2%
Aerospace & Defense — 0.8%
Kratos Defense & Security Solutions, Inc. 7.000%, 05/15/2019	250,000	243,125
Banks — 1.7%
Societe Generale SA 4.250%, 08/19/2026 (Acquired 08/16/2016, Cost $298,284)[c]	300,000	289,914
Standard Chartered PLC 7.500%, 12/29/2049[b,c]	200,000	200,000
Total Banks		489,914
Building Products — 0.5%
Builders FirstSource, Inc. 5.625%, 09/01/2024 (Acquired 08/09/2016, Cost $130,000)[c]	130,000	131,138
Capital Markets — 0.6%
Charles Schwab Corp. 4.625%, 12/29/2049[b]	175,000	165,312
Consumer Finance — 0.8%
Ally Financial, Inc. 5.750%, 11/20/2025	225,000	225,281
Diversified Financial Services — 2.5%
Aircastle Ltd. 5.000%, 04/01/2023	200,000	204,500
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.450%, 06/15/2023 (Acquired 05/17/2016, Cost $114,951)[c]	115,000	122,022
6.020%, 06/15/2026 (Acquired 05/17/2016, Cost $59,971)[c]	60,000	65,029
General Motors Financial Co., Inc. 3.200%, 07/06/2021	150,000	148,771
5.250%, 03/01/2026	165,000	173,838
Total Diversified Financial Services		714,160
Diversified Telecommunication Services — 0.7%
SFR Group SA 7.375%, 05/01/2026 (Acquired 04/06/2016, Cost $200,000)[c]	200,000	205,000
Food Products — 1.0%
BRF GmbH 4.350%, 09/29/2026 (Acquired 09/22/2016, Cost $195,636)[c]	200,000	185,500
Pinnacle Operating Corp. 9.000%, 11/15/2020 (Acquired 12/05/2013, Cost $261,382)[c]	250,000	111,250
Total Food Products		296,750
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Principal Amount	Value
Gas Utilities — 0.8%
AmeriGas Partners LP 5.500%, 05/20/2025	$240,000	$243,300
Health Care Providers & Services — 0.9%
Quorum Health Corp. 11.625%, 04/15/2023 (Acquired 04/08/2016 through 08/03/2016, Cost $295,891)[c]	295,000	248,538
Hotels, Restaurants & Leisure — 10.9%
Caesar's Entertainment Operating Co., Inc. 6.500%, 06/01/2018[g]	4,432,000	2,902,959
Caesar's Entertainment Resort Properties LLC 8.000%, 10/01/2020	250,000	263,125
Total Hotels, Restaurants & Leisure		3,166,084
Household Durables — 0.5%
Mattamy Group Corp. 6.875%, 12/15/2023 (Acquired 12/08/2016, Cost $151,180)[c]	150,000	152,625
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc. 6.625%, 01/15/2027 (Acquired 07/19/2016 through 07/20/2016, Cost $100,180)[c]	100,000	95,000
Machinery — 1.2%
Mohegan Tribal Gaming Authority 7.875%, 10/15/2024 (Acquired 09/29/2016, Cost $347,449)[c]	350,000	358,313
Media — 0.5%
Aleris International, Inc. 9.500%, 04/01/2021 (Acquired 03/22/2016, Cost $101,249)[c]	100,000	107,750
Petroleos Mexicanos 6.750%, 09/21/2047 (Acquired 09/13/2016, Cost $50,000)[c]	50,000	47,365
Total Media		155,115
Metals & Mining — 0.2%
Steel Dynamics, Inc. 5.000%, 12/15/2026 (Acquired 11/29/2016, Cost $65,000)[c]	65,000	64,919
Oil, Gas & Consumable Fuels — 4.4%
CB Black Elk Energy Offshore Operations LLC 13.750%, 12/31/2017[f,g]	72,000	135
Kinder Morgan Energy Partners LP 5.400%, 09/01/2044	250,000	249,633
MPLX LP 4.875%, 06/01/2025	250,000	257,153
Noble Holding International Ltd. 7.750%, 01/15/2024	240,000	226,344
Petroleos Mexicanos 6.375%, 01/23/2045	250,000	228,750
Sunoco LP 6.250%, 04/15/2021	115,000	117,444
Tullow Oil PLC 6.250%, 04/15/2022 (Acquired 12/15/2016, Cost $187,141)[c]	200,000	187,000
Total Oil, Gas & Consumable Fuels		1,266,459
Technology Hardware, Storage & Peripherals — 0.6%
Seagate HDD Cayman 5.750%, 12/01/2034	200,000	170,625

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Principal Amount	Value
Textiles, Apparel & Luxury Goods — 0.0%
Industrias Unidas SA de CV 8.750%, 03/26/2010[f,g]	$38,000	$0
Trading Companies & Distributors — 1.3%
Fly Leasing Ltd. ADR 6.750%, 12/15/2020	350,000	367,062
Total Corporate Bonds (Cost $9,917,615)		8,758,720
Foreign Government Notes/Bonds — 2.3%
Brazilian Government International Bond 5.625%, 02/21/2047	335,000	294,800
Mexico Government International Bond 4.350%, 01/15/2047	200,000	172,000
Qatar Government International Bond 3.250%, 06/02/2026 (Acquired 05/25/2016, Cost $197,926)[c]	200,000	193,417
Total Foreign Government Notes/Bonds (Cost $720,550)		660,217
US Treasury Bill — 25.2%
United States Treasury Bill 0.435% 01/05/2017[e,h]	1,750,000	1,749,970
0.46% 01/12/2017[e,h]	1,750,000	1,749,830
0.46% 02/02/2017[e,h]	1,750,000	1,749,393
0.347% 03/02/2017[e,h]	2,080,000	2,078,409
Total US Treasury Bill (Cost $7,327,311)		7,327,602
Bank Loans — 4.4%
Avaya, Inc. 6.250%, 04/15/2020[b]	347,896	303,541
CBS Radio Term Loan 4.500%, 10/06/2023[b]	375,849	380,231
Chesapeake Energy Term Loan 8.500%, 08/17/2021[b]	135,000	147,319
Communications Sales & Leasing, Inc. 4.500%, 10/24/2022[b]	294,263	298,897
Dynegy, Inc. Term Loan 5.000%, 07/31/2023[b]	150,000	152,156
Total Bank Loans (Cost $1,223,471)		1,282,144
Other Securities — 0.0%
PTMH Halcyon[a,f]	255,221	0
SlavInvestBank Loan Participation Notes 9.875%, 12/31/2012[f,g]	45,000	0
Tribune Litigation Interest[a,f]	13,789	0
Total Other Securities (Cost $58,789)		0

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2016 (continued)

	Shares	Value
Money Market Funds — 6.5%
Invesco Advisors, Inc. STIT — Treasury Portfolio — Institutional Class 0.37%[i]	1,879,077	$1,879,077
Total Money Market Funds (Cost $1,879,077)		1,879,077
Total Investments (Cost $29,470,660) — 92.7%		26,903,507
Other Assets in Excess of Liabilities — 7.3%		2,134,015
Total Net Assets — 100.0%		$29,037,522

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt

a  Non-income producing.

b  Variable Rate Security. The rate shown represents the rate at December 31, 2016.

c  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2016, the value of these securities total $4,585,506 which represents 15.8% of total net assets.

d  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2016, the value of these securities total $1,461,559 which represents 5.0% of total net assets.

e  All or a portion have been committed as collateral for futures.

f  Security classified as Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At December 31, 2016, the value of these securities total $1,461,694 which represents 5.0% of total net assets.

g  Default or other conditions exist and security is not presently accruing income.

h  Rate shown is the effective yield as of December 31, 2016.

i  Variable Rate Security. The rate shown is the seven day yield as of December 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

FUTURES CONTRACTS

December 31, 2016

	Counterparty	Expiration Month	Contracts	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
US 10Yr Note	J.P. Morgan Securities, Inc.	March 2017	10	$1,242,813	$(4,601)
Total Long Futures Contracts					$(4,601)
Short Futures Contracts
US 5Yr Note	J.P. Morgan Securities, Inc.	March 2017	2	$235,328	$(505)
US Long Bond	J.P. Morgan Securities, Inc.	March 2017	8	1,205,250	13,355
EURO Bond Future	J.P. Morgan Securities, Inc.	March 2017	17	2,937,483	(43,517)
USD IRS 5Yr Prime	J.P. Morgan Securities, Inc.	March 2017	34	3,311,813	15,994
Total Short Futures Contracts					$(14,673)
Total Futures Contracts — (0.1)%					$(19,274)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SWAP CONTRACTS

December 31, 2016

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Value	Credit Rating	Maximum Potential Future Payment (Receipt)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swap Buy Contracts
J.P. Morgan Advisory Services, Inc.	Markit CDX.HY.27[a]	Buy	(5.00%)	Dec 20 2021	$1,700,000	B1	$(1,700,000)	$(69,373)	$(36,027)
Total Credit Default Swap Contracts — (0.1)%								$(69,373)	$(36,027)

a  Markit CDX North American High Yield Index

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

Fair Values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts*	$29,349	Unrealized depreciation on futures contracts*	$48,623
Total Interest Rate Contracts		$29,349		$48,623
Credit Contracts:
Swap Contracts	Swap premiums paid & unrealized appreciation on swap contracts**	$—	Swap premiums received & unrealized depreciation on swap contracts**	$105,400
Total Derivatives		$29,349		$154,023

*  Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Variation margin is presented on the Statement of Assets and Liabilities.

**  Includes both the unrealized gain/loss and the upfront payments paid or received on credit default swap contracts. As reported in the Swap Contracts schedule.

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2016:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments)	$(58,793)
Written Options	36,220
Total Equity Contracts	$(22,573)
Interest Rate Contracts:
Futures contracts	$(114,594)
Swap contracts	(498,549)
Total Interest Rate Contracts	$(613,143)
Credit Contracts:
Swap contracts	166,408
Total Realized Loss on Derivatives	$(469,308)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments	$57,082
Written Options	(11,994)
Total Equity Contracts	$45,088
Interest Rate Contracts:
Futures contracts	$(96,994)
Swap contracts	(16,475)
Total Interest Rate Contracts	$(113,469)
Credit Contracts:
Swap contracts	13,086
Total Change in Unrealized Appreciation (Depreciation) on Derivatives	$(55,295)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

The average quarterly value of purchased options during the trailing four quarters ended December 31, 2016 is as follows:

Purchased options	$4,487

The average quarterly notional amount of futures contracts during the trailing four quarters ended December 31, 2016 were as follows:

Long Futures Contracts
Interest Rate Contracts	$310,703
Short Futures Contracts
Interest Rate Contracts	$7,759,812

The average quarterly notional amount of swap contracts during the trailing four quarters ended December 31, 2016 were as follows:

Swap Contracts
Credit Contracts:	$4,900,000

The Relative Value — Long/Short Debt Fund had written option contracts during the year ended December 31, 2016, however, due to the timing of these transactons the average quarterly notional amount for the Fund was $0. For more information about the written option contracts of the Fund, see the Statement of Operations for the Fund.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2016:

Description	Level 1	Level 2	Level 3		Total
Common Stocks	$—	$—	$1,315,360	(1)	$1,315,360
Preferred Stocks	—	—	146,199		146,199
Asset Backed Securities	—	1,820,726	—		1,820,726
Mortgage Backed Securities	—	3,713,462	—		3,713,462
Corporate Bonds	—	8,758,585	135		8,758,720
Foreign Government Notes/Bonds	—	660,217	—		660,217
U.S. Treasury Bills	—	7,327,602	—		7,327,602
Bank Loans	—	1,282,144	—		1,282,144
Other Securities	—	—	—		—
Money Market Funds	1,879,077	—	—		1,879,077
Total Investments in Long Securities	$1,879,077	$23,562,736	$1,461,694		$26,903,507
Other Financial Instruments*
Long Futures Contracts	$(4,601)	$—	$—		$(4,601)
Short Futures Contracts	(14,673)	—	—		(14,673)
Credit Default Swap Buy Contracts	—	(36,027)	—		(36,027)
Total Other Financial Instruments	$(19,274)	$(36,027)	$—		$(55,301)

(1)  The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Building Products	$0
Transportation Infrastructure	1,315,360
$1,315,360

* Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into or out of Level 1, Level 2, Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2015	$5,119,636
Accrued discounts/premiums	39,548
Realized gain (loss)	(2,315,737)
Change in unrealized net depreciation	1,494,503
Purchases	—
(Sales)	(2,876,256)
Transfer in/(out) of Level 3	—
Balance as of December 31, 2016	$1,461,694
Change in unrealized appreciation/ depreciation during the period for level 3 investments held at December 31, 2016	$(341,729)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

The following provides information regarding the valuation techniques, inputs used, and other information related to the fair value of Level 3 investments as of December 31, 2016:

Type of Security	Fair Value at 12/31/16	Valuation Techniques	Unobservable Input	Range	Impact to Valuation from an Increase in Input
Common Stocks	$1,315,360	Market comparable companies	EBITDA multiple	5.01 x	Increase
			Discount for lack of marketability	25%	Decrease
Preferred Stocks	146,199	Valuation based on financial information from company	Private company financial information Discount for lack of marketability	N/A 75%	Increase Decrease
Mortgage Backed Securities	—	Consensus pricing	Third party & broker quoted inputs	N/A	Increase
Corporate Bonds	135	Consensus pricing	Third party & broker quoted inputs	N/A	Increase
Other Securities	—	Consensus pricing	Inputs used by third party valuation firm	N/A	Increase

The significant unobservable inputs used in the fair value measurement of the Portfolio's common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common and preferred stock in private companies held by the Portfolio would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the Portfolio's third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2016:

Assets:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Assets and Liabilities
	Amounts of Recognized Assets	Statement Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Futures Contracts*	$29,349	$—	$29,349	$(29,349)	$—	$—
	$29,349	$—	$29,349	$(29,349)	$—	$—

Liabilities:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Assets and Liabilities
	Amounts of Recognized Liabilities	Statement Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Futures Contracts*	$48,623	$—	$48,623	$(48,623)	$—	$—
Credit Default Swap Contracts	36,027	—	36,027	—	$(36,027)	—
	$84,650	$—	$84,650	$(48,623)	$(36,027)	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

*  Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Variation margin is presented on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Long/Short Equity	Relative Value — Long/Short Debt
Assets:
Investments, at value (cost $30,688,916, $29,470,660)	$34,433,172	$26,903,507
Foreign currency, at value (cost $2,862,613, $8,053)	2,757,599	8,053
Cash	—	21,907
Receivable for investments sold	1,626,380	2,665,647
Dividends and interest receivable	38,022	139,771
Restricted cash	11,987,116	8,947
Collateral paid on open swap contracts	—	196,625
Unrealized appreciation on swap contracts	265,110	—
Prepaid expenses	6,725	2,672
Total Assets	51,114,124	29,947,129
Liabilities:
Securities sold short, at value (proceeds $13,789,645, $0)	12,524,061	—
Payable for investments purchased	1,551,466	554,519
Payable for interest and dividends on securities sold short	12,928	2
Payable to Advisor	30,997	26,509
Payable for Portfolio shares redeemed	184,287	175,551
Unrealized depreciation on swap contracts	322,041	36,027
Accrued custody expense	22,243	9,787
Accrued transfer agent fees	3,322	2,406
Accrued administration and accounting fees	21,410	6,774
Accrued expenses and other liabilities	17,432	17,092
Collateral received on open swap contracts	181,642	—
Swap premiums received	—	69,373
Payable for variation margin	—	8,734
Payable for swap interest	5,896	2,833
Total Liabilities	14,877,725	909,607
Net Assets	$36,236,399	$29,037,522
Net Assets Consist of:
Shares of beneficial interest	$46,951,325	$146,445,317
Undistributed net investment income (loss)	56,931	(1,515,456)
Accumulated net realized gain (loss)	(15,618,796)	(113,269,876)
Net unrealized appreciation (depreciation) on:
Investments	3,744,256	(2,567,153)
Securities sold short	1,265,584	—
Foreign currency and foreign currency translation	(105,970)	(9)
Futures contracts	—	(19,274)
Swap contracts	(56,931)	(36,027)
Total Net Assets	$36,236,399	$29,037,522
Shares outstanding (unlimited shares authorized, $0.001 par value)	4,743,360	3,468,750
Net asset value, offering and redemption price per share	$7.64	$8.37

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2016
	Long/Short Equity	Relative Value — Long/Short Debt
Investment Income:
Dividend income (net of foreign withholding tax of $20,028, $0)	$411,264	$8,927
Interest income	87,628	3,682,363
Total Investment Income	498,892	3,691,290
Expenses:
Management fees (See Note 7)	1,454,731	1,040,561
Administration and accounting fees	62,232	58,425
Audit fees	19,181	19,390
Custody fees	33,364	14,941
Insurance fees	3,901	2,462
Transfer agent fees	9,041	7,220
Operating service fees (See Note 7)	139,655	109,122
Total operating expenses before dividend and interest expense	1,722,105	1,252,121
Dividend and interest expense	1,021,285	339,894
Total Expenses	2,743,390	1,592,015
Fees waived	(58,395)	(62,093)
Net Expenses	2,684,995	1,529,922
Net Investment Income (Loss)	(2,186,103)	2,161,368
Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments	(2,727,512)	(29,110,843)
Foreign currency and foreign currency translation	(68,374)	(344,770)
Securities sold short	3,681,789	3,837,172
Futures contracts	—	(114,594)
Written option contracts	175,691	36,220
Swap contracts	1,647,526	(332,141)
Net Realized Gain (Loss)	2,709,120	(26,028,956)
Change in unrealized appreciation (depreciation) on:
Investments	(12,474,461)	19,133,103
Foreign currency and foreign currency translation	(153,223)	111,537
Securities sold short	(2,356,098)	(3,579,070)
Written option contracts	(125,175)	(11,994)
Futures contracts	—	(96,994)
Swap contracts	(2,167,004)	(3,389)
Net Change in Unrealized Appreciation (Depreciation)	(17,275,961)	15,553,193
Net Realized and Unrealized Gain (Loss)	(14,566,841)	(10,475,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,752,944)	$(8,314,395)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Long/Short Equity	Relative Value — Long/Short Debt
Net Assets, December 31, 2014	$364,450,786	$638,531,000
2015:
Operations:
Net investment income (loss)	(7,101,860)	17,875,656
Net realized gain (loss)	20,931,527	(53,575,246)
Change in unrealized appreciation (depreciation)	(7,385,192)	12,828,209
Net Increase (Decrease) in Net Assets Resulting from Operations	6,444,475	(22,871,381)
Capital Share Transactions:
Proceeds from shares sold	66,250,756	27,853,222
Cost of shares redeemed	(226,287,876)	(460,197,192)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(160,037,120)	(432,343,970)
Total Increase/(Decrease) in Net Assets	(153,592,645)	(455,215,351)
Net Assets, December 31, 2015*	$210,858,141	$183,315,649
* Including undistributed net investment income (loss)	$(2,110,072)	$(334,175)
2016:
Operations:
Net investment income (loss)	$(2,186,103)	$2,161,368
Net realized gain (loss)	2,709,120	(26,028,956)
Change in unrealized appreciation (depreciation)	(17,275,961)	15,553,193
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,752,944)	(8,314,395)
Capital Share Transactions:
Proceeds from shares sold	46,043,259	23,789,935
Cost of shares redeemed	(203,912,057)	(169,753,667)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(157,868,798)	(145,963,732)
Total Increase/(Decrease) in Net Assets	(174,621,742)	(154,278,127)
Net Assets, December 31, 2016**	$36,236,399	$29,037,522
** Including undistributed net investment income (loss)	$56,931	$(1,515,456)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1. ORGANIZATION

Underlying Funds Trust (the "UFT") is an open-end management investment company organized as a Delaware statutory trust and operates in a fund-of-funds structure. The UFT is comprised of two series of mutual funds, both of which are diversified, open-ended management investment companies (the "Portfolios"). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available to the affiliated, publicly offered series of Trust for Advisor Solutions (the "Funds", or "TAS", or the "Trust").

As of December 31, 2016, the UFT consisted of the following Portfolios:

•  Long/Short Equity Portfolio

•  Relative Value — Long/Short Debt Portfolio

Trust for Advisor Solutions (until August 1, 2016, the Trust was known as Hatteras Alternative Mutual Funds Trust) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the 1940 Act. The Trust is an open-ended management investment company issuing five diversified series of shares to investors and one diversified series of shares that is not publicly offered and only available to the affiliated, publicly offered series of the Trust. The financial statements of the Trust contain the following six series: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Event Driven Fund ("Event Driven"), which is not publicly offered, and Hatteras Disciplined Opportunity Fund ("Disciplined Opportunity") (individually a "Fund," collectively the "Funds"). Alpha commenced operations on September 23, 2002. Long/Short Debt and Long/Short Equity commenced operations on May 2, 2011. Managed Futures commenced operations on September 27, 2012. Disciplined Opportunity commenced operations on December 31, 2013. Each Fund of the Trust has its own investment objective and policies. As a mutual fund of funds, Alpha, Long/Short Equity and Long/Short Debt pursue their investment objectives by investing in other affiliated mutual funds in the Trust or in the UFT.

Under a fund-of-funds structure, Alpha, Long/Short Equity and Long/Short Debt invest all of their investible assets across a number of Portfolios of the UFT and Funds of TAS. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by Hatteras Funds LP (the "Advisor") and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board of Trustees (the "Board") may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

The Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification 946 Financial Services — Investment Companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the UFT.

Cash — Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The UFT has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. Restricted cash includes deposits for short sales.

Security Valuation — The Funds' investments in the UFT are valued based on the net asset values of the UFT. These net assets values come from the valuation of the underlying investments in the UFT. Investments in the Portfolios of the UFT are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Security Valuation (continued)

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board. The financial statements may include adjustments made subsequent to December 31, 2016 related to subsequent valuation information obtained. There were no such adjustments made to the value of investments as of December 31, 2016.

Various inputs are used in determining the value of the Portfolios' investments. A summary of the inputs used to value the Portfolio's net assets as of December 31, 2016, is located in a table following each Portfolio's Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions, Investment Income and Realized Gain and Loss — Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income and dividend expense from securities sold short are recorded on the ex-dividend date. Interest income and interest expense is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Capital gain distributions received are recorded as capital gains.

Repurchase Agreements — The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. The Portfolios will receive, as collateral; securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the Advisor or otherwise cover its obligations under reverse repurchase agreements. The Funds and Portfolios may utilize reverse repurchase agreements for short-term financing purposes. The average monthly outstanding reverse repurchase agreements and total interest expense in Relative Value was $3,087,000 and $78,699, respectively, during the year ended December 31, 2016.

Foreign Currency Translations and Transactions — The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment,

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

and limitations on repatriation of invested capital. The exposure of the Portfolios to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

Convertible Securities — The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants — The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios' entire investment therein).

Short Sales — The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statements of Operations. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities — The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedules of Investments of the UFT.

To Be Announced ("TBA") Transactions — The Portfolios may purchase securities on a forward commitment or on a "To Be Announced" basis. The Portfolios record TBA transactions on the trade date and segregate with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the year ended December 31, 2016, the Portfolios did not engage in any TBA transactions.

Bank Loans — The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio's investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Bank Loans (continued)

the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Taxes and Distributions to Shareholders — The Portfolios intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Portfolios intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Portfolios have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2016. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the statements of operations. During the year ended December 31, 2016, the Portfolios did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2016, open Federal tax years include the tax years ended December 31, 2013 through December 31, 2016, and open North Carolina tax years include the tax years ended December 31, 2013 through December 31, 2016. The Portfolios have no examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered. The Portfolios, therefore, are only available to the affiliated, publicly offered Funds making the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that the Portfolio has earnings and profits, a portion of the proceeds will be dividend income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognize the distribution of income to shareholders on the Statements of Changes in Net Assets.

Guarantees and Indemnifications — In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

Master Netting Arrangements — UFT is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. A summary of the effects of these Master Netting Arrangements on the Statements of Assets and Liabilities as of December 31, 2016, is located in a table following each Portfolio's Schedule of Investments in these financial statements.

3. DERIVATIVE TRANSACTIONS

The Portfolios utilized derivative instruments during the year ended December 31, 2016. The Portfolios' use of derivatives included credit defaults swaps, interest rate swaps, total return swaps, futures, currency forward contracts, and options. The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the Advisor's or Sub-Advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Long/Short Equity — The Long/Short Equity Portfolio uses total return swaps and options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility. The Portfolio uses total return swaps for hedging purposes. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Relative Value — Long/Short Debt — The Relative Value — Long/Short Debt Portfolio uses credit default swaps, interest rate swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation. The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets. The Portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios. The Portfolio used long options to take speculative positions, while also writing options to provide an additional source of revenue to the Portfolio.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Credit Default Swaps

A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps

A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Interest Rate Swaps

An interest rate swap is a financial contract between two parties, where one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act Title VII ("Dodd-Frank"), certain swap instruments are required to be centrally cleared. Currently, the Portfolios centrally clear Interest Rate Swaps and certain CDS. Through central clearing, counterparty and liquidity risk are mitigated through the use of swap execution facilities and registered swap clearinghouses.

Futures

A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk. In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses. The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Futures have minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Options

Call options give the owner the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

The premiums received by the Portfolios during the year ended December 31, 2016, were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Options outstanding at December 31, 2015	$216,791	$27,474
Options written	1,887,082	60,392
Options closed	(1,472,424)	(79,189)
Options exercised	(156,047)	—
Options expired	(475,402)	(8,677)
Options outstanding at December 31, 2016	$—	$—

The number of option contracts written by the Portfolios during the year ended December 31, 2016, were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Options outstanding at December 31, 2015	967	634
Options written	9,249	1,066
Options closed	(7,026)	(1,556)
Options exercised	(641)	—
Options expired	(2,549)	(144)
Options outstanding at December 31, 2016	—	—

Further information regarding derivative activity for each Portfolio can be found in the Schedules of Investments.

4. OWNERSHIP BY AFFILIATED PARTIES

As of December 31, 2016, the three affiliated series of Trust for Advisor Solutions had the following ownership of each of the Portfolios:

	Alpha	Long/Short Equity	Long/Short Debt
Long/Short Equity Portfolio	64.84%	35.16%	0.00%
Relative Value — Long/Short Debt	25.53%	0.00%	74.47%

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Investment Objectives

As set forth below, each Portfolio has a distinct focus in accordance with which it employs certain investment strategies:

Long/Short Equity

Investment Objective

The Long/Short Equity Portfolio seeks to achieve consistent returns with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle. A market cycle is three to five years

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities that afford strategic and tactical opportunities to employ relative value and long and/or short strategies. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio seeks to achieve its objective by allocating its assets among a professionally selected group of one or more Sub-Advisors that employ a variety of investment techniques and strategies. By allocating its assets among one or more Sub-Advisors, the Portfolio seeks to achieve its investment objective with less risk and lower volatility than if the Portfolio utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different investment strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

The principal strategies to be employed by the Portfolio include:

Long/Short Equity — Generalist: Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies are broadly diversified and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Long/Short Equity Generalist managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities — both long and short.

Long/Short Equity Sector Focused: Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity Sector Focused strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over various market cycles.

Long/Short Equity International: Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity International strategies typically maintain a primary focus in this area and expects to maintain in excess of 50% of portfolio exposure to non-US securities.

Variable Based Strategies: Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the manager seeks to drive performance through tactical adjustments to gross and net market exposures. Variable Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics of the underlying companies as well as the global economic environment. The investment theses may be fundamental or technical in nature and a manager has a particular focus above that of a market generalist.

Relative Value-Long/Short Debt

Investment Objective

Relative Value — Long/Short Debt Portfolio seeks to achieve total return through current income, capital preservation and capital appreciation.

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in long/short strategies that utilize debt and debt-related securities. Such strategies are designed to allow the Portfolio

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Relative Value-Long/Short Debt (continued)

to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The Portfolio has no policy with respect to the rating or maturity of the debt securities in which it may invest and thus may invest in debt securities of varying qualities and maturities, including bonds commonly referred to as "junk bonds." The Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Portfolio may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. While the Portfolio may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Portfolio may also invest up to 100% of its assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds ("ETFs"). The Advisor expects that the Portfolio's investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Relative Value — Long/Short Debt: These strategies are designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, certain convertible bond, common stock, and derivative securities and attempts to achieve total return through current income, capital preservation and capital appreciation. These strategies are based on credit assessments of individual issues and sectors and are effectuated by expressing views on specific credits by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

Multi-Strategy/Relative Value: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on realization of a spread between related yield instruments in which one or multiple components of the spread contains a fixed income, derivative, equity, real estate, master limited partnership or combination of these or other instruments.

Credit Arbitrage: The Portfolio may employ long and/or short strategies designed to isolate attractive opportunities in corporate fixed income securities; these include both senior and subordinated claims as well as bank debt and other outstanding obligations, structuring positions with little or no broad credit market exposure.

Fixed Income Corporate: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument.

Fixed Income — Sovereign: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument.

Fixed Income and High Yield Investment Strategies: The Portfolio may employ long and/or short strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly referred to as "junk bonds."

Swap Strategies: The Portfolio may use credit default swaps to maintain appropriate portfolio duration and convexity levels. The Portfolio may also enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Also, credit default swaps provide an efficient tool for managing portfolio risk and thus are exclusively used for risk management activities.

5. INVESTMENT TRANSACTIONS

Costs of purchases and proceeds from sales of securities for the year ended December 31, 2016 for the Portfolios (excluding short-term investments) are as follows:

	Long/Short Equity	Relative Value — Long/Short Debt*
Purchases of securities	$359,837,834	$39,559,256
Sales of securities	503,861,211	182,881,435

*  Includes $1,258,163 of purchases and $963,031 of sales of U.S. Government Securities. U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds and notes.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

6. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2016 were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Cost of Investments	$30,705,771	$30,751,776
Gross tax unrealized appreciation	6,131,633	293,689
Gross tax unrealized depreciation	(2,404,232)	(4,141,958)
Net tax unrealized appreciation (depreciation)	$3,727,401	$(3,848,269)

The differences between book and tax basis of investments is attributable to various loss deferrals and other temporary differences related to the tax treatment of income from the Portfolios' investments.

At December 31, 2016, the components of accumulated earnings/(losses) on a tax basis for the Portfolios were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Net tax unrealized appreciation (depreciation) on investments	$3,727,401	$(3,848,269)
Net unrealized on shorts and written options	—	—
Capital loss carryover	(15,313,160)	(113,502,453)
Other accumulated earnings/(losses)	870,833	(57,073)
Total accumulated losses	$(10,714,926)	$(117,407,795)

The Portfolios hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Portfolios related to net capital gain to zero for the tax year ended December 31, 2016.

As of December 31, 2016, the Portfolios had accumulated capital loss carryovers of:

Long/Short Equity
Capital loss carryover	$15,313,160[1]
Expiration date	Unlimited
	Relative Value — Long/Short Debt	Relative Value — Long/Short Debt
Capital loss carryover	$12,809,960[1]	$12,770,832[1]
Expiration date	12/31/2017	12/31/2018
	Relative Value — Long/Short Debt	Relative Value — Long/Short Debt
Capital loss carryover	$38,362,874[1]	$49,558,787[2]
Expiration date	Unlimited	Unlimited

There were no capital loss carryovers utilized for any Portfolios during the year.

1  Capital loss carryover is considered short-term.

2  Capital loss carryover is considered long-term.

During the year ended December 31, 2016, Relative Value — Long/Short Debt had $2,583,689 in capital loss carryovers expired.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

6. FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2016, the following Portfolios deferred, on a tax basis, losses of:

	Post October	Late Year Ordinary Loss
Long/Short Equity	$—	$—
Relative Value — Long/Short Debt	—	(57,064)

The tax character of distributions and redemptions for the Portfolios for the year ended December 31, 2016, were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Ordinary income	$—	$—
Long term capital gain	—	—
Total distributions paid	—	—
Tax Return of capital*	203,913,236	159,959,280
Long term capital gain distributions from redemptions	—	—
Taxable over distributions	—	—
Ordinary income distributions from redemptions*	—	2,679,346
Total redemptions characterized as distributions for tax purposes	$203,913,236	$162,638,626

*  Certain redemptions were deemed as distributions for income tax purposes due to Alpha, Long/Short Debt, Long/Short Equity, Alt. Multi-Manager and Managed Futures' ownership of the respective UFT's.

The tax character of distributions and redemptions for the Portfolios for the year ended December 31, 2015, were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Ordinary income	$—	$—
Long term capital gain	—	—
Total distributions paid	—	—
Tax Return of capital	208,543,665	445,785,235
Long term capital gain distributions from redemptions	9,533,113	—
Taxable over distributions	—	—
Ordinary income distributions from redemptions*	8,500,117	14,411,957
Total redemptions characterized as distributions for tax purposes	$226,576,895	$460,197,192

For the year ended December 31, 2016, the following adjustments were made on the Statements of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Long/Short Equity	$4,353,106	$(2,062,765)	$(2,290,341)
Relative Value — Long/Short Debt	(1,916,838)	1,589,320	327,518

The permanent differences primarily relate to foreign currency, net operating losses, real estate investment trust (REIT) adjustments, expiration of capital loss carryovers, certain debt instruments and swap contracts with differing book and tax methods.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

7. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor — Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), the Portfolios pay the Advisor monthly an annual advisory fee of 1.75% of the Portfolios' average daily net assets. From January 1, 2016 through June 30, 2016, the Advisor was party to an Operating Services Agreement (the "Services Agreement") with the Portfolios to provide virtually all day-to-day services to the Portfolios. The Portfolios paid the Advisor an annual operating services fee of 0.25% of the Portfolios' average daily net assets. On May 25, 2016, the Board terminated the Operating Services Agreement between the Advisor and the Portfolios so that beginning July 1, 2016, the Funds no longer pay the Advisor an annual operating services fee. Beginning July 1, 2016, expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets, or some other reasonable method. The Advisor's contractual agreement to waive its management fees, so that they do not exceed the annual rates described below, remains.

UFT Maximum Fund Fees and Expenses — Until June 30, 2016, the maximum, aggregate fee of the annual operating expenses was capped at 2.00% of the average net assets of each Portfolios daily average net assets, excluding brokerage commissions and portfolio trading transfer tax, interest on the Funds' and the Portfolios' borrowings, dividends and interest paid on short sales, taxes, litigation, and other extraordinary expenses.

Pursuant to the sub-advisory agreements between the Advisor and various Sub-Advisors who provide services to the Portfolios, the Advisor compensates the Sub-Advisors based on the amount of average daily net assets of the Portfolio managed by the Sub-Advisor.

Beginning July 1, 2016, any reimbursement of the Portfolios' expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on the Portfolio's expenses at the time of reimbursement. The Advisor is permitted to recoup expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of the Trust. The Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Trust's Board.

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than a Portfolio's Expense Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Amounts subject to future recoupment as of December 31, 2016 are as follows:

	Recoverable Amount	Year of Expiration
Long/Short Equity	$58,395	12/31/2019
Relative Value — Long/Short Debt	62,093	12/31/2019

Distribution — Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Funds. Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available to affiliated, publicly offered Funds.

Other Service Providers

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Funds' Administrator, Transfer Agent, and Fund Accountant and, in that capacity, performs various administrative and accounting services for the Funds. U.S. Bank, N.A. (the "Custodian"), an affiliate of USBFS, serves as the custodian to the Funds. Quasar Distributors, LLC (the "Sub-Distributor") acts as the Fund's sub-distributor. The Sub-Distributor is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian; coordinates the payment of the Funds' expenses and reviews the Funds' expense accruals. A Trustee and certain officers of the Trust are affiliated with the Administrator and Custodian. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, and custody services for the year ended December 31, 2016 are disclosed in the Statements of Operations.

Trustees and Officers — The Funds pay each independent Trustee an annual retainer fee of $32,000 for service to the Funds and Portfolios. Each Trustee is also reimbursed by the Funds for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each Portfolio were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Shares outstanding, January 1, 2015	45,165,690	67,780,187
Shares sold	8,011,183	2,956,866
Shares redeemed	(27,414,542)	(49,693,195)
Shares outstanding, December 31, 2015	25,762,331	21,043,858
Shares sold	6,054,456	2,865,281
Shares redeemed	(27,073,427)	(20,440,389)
Shares outstanding, December 31, 2016	4,743,360	3,468,750

9. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

10. UNCERTAINTY

Due to current level of net assets at year end, and the net shareholder redemption activity during the year, management is evaluating the long-term viability of the Portfolios. These existing conditions create substantial doubt about the ability of the Portfolios to continue as a going concern for the year following the issue date of the Portfolios' financial statements.

As of the date the financial statements were issued, the Board had not approved any plan of liquidation. Management believes that should any such plan be put in place, the liquidation of the Portfolios would occur at fair value. These financial statements do not include any adjustments necessary if the above-mentioned Portfolios are unable to continue as a going concern.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

UNDERLYING FUNDS TRUST

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Long/Short Equity	2016		2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$8.18		$8.07	$7.78	$6.82	$6.81
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.20)		(0.20)	(0.15)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.34)		0.31	0.44	1.11	0.15
Total Gain (Loss) from Investment Operations	(0.54)		0.11	0.29	0.96	0.01
Less Dividends and Distributions:
Net investment income	—		—	—	—	—
Net realized gains	—		—	—	—	—
Total Dividends and Distributions	—		—	—	—	—
Net Asset Value, End of Period	$7.64		$8.18	$8.07	$7.78	$6.82
Total Return	(6.66)%		1.44%	3.77%	14.07%	0.09%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$36,236		$210,858	$364,451	$329,033	$213,837
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	3.23	%(4)	3.32%	2.99%	2.92%	3.01%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00	%(4)	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.63)%		(2.47)%	(1.88)%	(2.10)%	(2.04)%
Ratio of dividends on short positions and interest expense to average net assets:	1.23%		1.32%	0.99%	0.92%	1.01%
Portfolio turnover rate	624%		726%	486%	401%	274%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

(4)  Amount presented is net of waiver. For the year ended December 31, 2016 the ratio of expenses gross of waiver is 3.30%.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

UNDERLYING FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Year Ended December 31,
Relative Value — Long/Short Debt	2016		2015	2014	2013	2012
Per Share Data(1):
Net Asset Value, Beginning of Period	$8.71		$9.42	$9.63	$9.05	$8.50
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	0.30		0.40	0.34	0.29	0.30
Net realized and unrealized gain (loss) on investments	(0.64)		(1.11)	(0.55)	0.29	0.25
Total Gain (Loss) from Investment Operations	(0.34)		(0.71)	(0.21)	0.58	0.55
Less Dividends and Distributions:
Net investment income	—		—	—	—	—
Net realized gains	—		—	—	—	—
Total Dividends and Distributions	—		—	—	—	—
Net Asset Value, End of Period	$8.37		$8.71	$9.42	$9.63	$9.05
Total Return	(3.93)%		(7.52)%	(2.12)%	6.39%	6.43%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$29,038		$183,316	$638,531	$543,609	$180,844
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	2.57	%(4)	2.77%	2.46%	2.35%	2.55%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00	%(4)	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	3.63%		4.21%	3.53%	3.09%	3.39%
Ratio of dividends on short positions and interest expense to average net assets:	0.57%		0.77%	0.46%	0.35%	0.55%
Portfolio turnover rate	74%		115%	167%	186%	249%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

(4)  Amount presented is net of waiver. For the year ended December 31, 2016 the ratio of expenses gross of waiver is 2.68%.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Underlying Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, futures contracts, and swap contracts, of Underlying Funds Trust comprising Long/Short Equity Portfolio and Relative Value — Long/Short Debt Portfolio (the "Funds") as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2014, were audited by other auditors whose report dated March 3, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Underlying Funds Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Funds will continue as a going concern. As discussed in Note 10 to the financial statements, consistent net shareholder redemption activity and the level of net assets raises substantial doubt about the Funds' ability to continue as a going concern. Management is evaluating the long-term viability of the Funds. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2017

UNDERLYING FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2016 (Unaudited)

The following Expense Example is presented for Long/Short Equity, and Relative Value — Long/Short Debt (each, a "Portfolio" and together, "Portfolios"), each a series of the Underlying Funds Trust.

As a shareholder of the Portfolios, you incur costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. To the extent the Portfolios invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by funds in which the Portfolios invest in addition to the expenses of each Portfolio. Actual expenses of the Portfolios are expected to vary among each Portfolio. The Example below includes, but is not limited to, investment advisory fees and operating expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
LONG/SHORT EQUITY
Based on Actual Total Return[1]
Actual	0.23%	$1,000.00	$1,002.30	2.75%	$13.84
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,011.31	2.75%	13.90
RELATIVE VALUE — LONG/SHORT DEBT
Based on Actual Total Return[1]
Actual	3.28%	$1,000.00	$1,032.80	2.10%	$10.73
Hypothetical (5% return before expenses)	2.51%	1,000.00	1,014.58	2.10%	10.63

1  For the six months ended December 31, 2016.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DEFINITIONS

Barclays Capital Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed-income investments.

Barclays Capital US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

BoA ML High Yield Master II Index is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

Carry models invest in both long and short positions seeking to receive a premium independent of market momentum.

CMBS, or Commercial Mortgage-Backed Security, is a type of mortgage-backed security that is secured by the loan on a commercial property. A CMBS can provide liquidity to real estate investors and to commercial lenders.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

The FTSE 100 is an index composed of the 100 largest companies listed on the London Stock Exchange. Trend Following models seek to benefit from the continuation of either upward or downward market momentum.

HFRX Equity Hedge Fund Index is an unmanaged, un-investible index. Equity hedge strategies maintain both long and short positions in primarily equity and equity derivative securities. Equity hedge managers would typically maintain at least 50% in equities, and may in some cases be substantially entirely invested in equities, both long and short.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The HFRX Macro: Systematic Diversified CTA Index is an uninvestible, unmanaged index that is comprised of strategies that have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

HFRX RV Fixed Income Corporate Index includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk free government bond. Fixed Income — Corporate strategies differ from Event Driven: Credit Arbitrage in that the former more typically involve more general market hedges which may vary in the degree to which they limit fixed income market exposure, while the later typically involve arbitrage positions with little or no net credit market exposure, but are predicated on specific, anticipated idiosyncratic developments.

Mean Reversion models look to identify overbought or oversold conditions and move inverse to market momentum.

Funds in the Morningstar Multialternative Category will use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others.

Morningstar U.S. OE Option Writing Mutual Fund Index includes option writing funds which aim to generate a significant portion of their returns from the collection of premiums on options contracts sold.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The EAFE acronym stands for Europe, Australasia and Far East.

Pattern Recognition models can blend the characteristics of trend following and mean reversion models.

RMBS is a Residential Mortgage-Backed Security and is type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages. A residential mortgage-backed security is comprised of a pool of mortgage loans created by banks and other financial institutions.

Standard & Poor's (S&P) 500 Total Return Index is an unmanaged, un-investible index whose 500 stocks are chosen for market size, liquidity, and industry grouping, among other factors. It is a market value weighted index, with each stock's weight in the index proportionate to its market value. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500 is a market value weighted index—each stock's weight in the index is proportionate to its market value.

Structured Credit can be defined as bundles of debts such as commercial real estate, car loans, and mortgages that are then packaged into securities offering different levels of risk and exposure to losses.

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Funds' investment adviser, Hatteras Funds, LP ("Advisor") and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Advisor's predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

IMPORTANT DISCLOSURES AND KEY RISK FACTORS

Each Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting hatterasfunds.com. Read it carefully before investing.

Certain hedging techniques and leverage employed in the management of a Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for a Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of a Fund. Options held in a Fund may be illiquid and the fund manager may have difficulty closing out a position. Exposure to the commodities markets through investment in managed futures programs may subject a Fund to greater volatility than investment in traditional securities. Fixed Income instruments are exposed to credit and interest rate risks. Investing in lower-rated ("high-yield") debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk and liquidity risk. A Fund may also invest in:

• Smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

• Foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

• Securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

• Shares of other investment companies (affiliated) that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds;

• Shares of other non-affiliated investment companies primarily including ETFs.

Each Fund intends to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses.

Because each Fund is a fund-of-funds, your cost of investing in a Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in a Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the summary prospectus or prospectus for more information about a Fund, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in a Fund may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, member FINRA/SIPC, an affiliate of Hatteras Funds, LP by virtue of common control or ownership.

SUPPLEMENTARY INFORMATION (UNAUDITED)

FEDERAL INCOME TAXES

Long Term Capital Gain Designation

The Portfolios hereby designate the following as a capital gain dividend with respect to the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year:

Long/Short Equity Portfolio	$—
Relative Value — Long/Short Debt Portfolio	—

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Long/Short Equity Portfolio	0.00%
Relative Value — Long/Short Debt Portfolio	0.16%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was as follows:

Long/Short Equity Portfolio	0.00%
Relative Value — Long/Short Debt Portfolio	0.15%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2016 was as follows:

Long/Short Equity Portfolio	0.00%
Relative Value — Long/Short Debt Portfolio	79.37%

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Portfolios may mail only one copy of the Portfolios' prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

BOARD OF TRUSTEES

The identity of the Board of Trustees as of December 31, 2016, and brief biographical information is set forth below.

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee During Past Five Years**
Thomas Mann c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1950	Trustee	Indefinite Term since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	14	Director, Virtus Alternative Solutions Funds, Virtus Total Return Fund and F-Squared Investments, Inc. from 2012 to Present; Director, Virtus Global Multi-Sector Income Fund from 2011 to Present.
Gregory S. Sellers c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1959	Trustee	Indefinite Term since 2013	Chief Financial Officer and Chief Operations Officer, Spectrum Consultants, Inc., a consulting firm to the senior housing industry (July 2015 to Present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to July 2015); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	14	None
Steve E. Moss c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1953	Trustee	Indefinite Term since 2013	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	14	None
H. Alexander Holmes c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1942	Trustee	Indefinite Term since 2013	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	14	None

INTERESTED TRUSTEES

David B. Perkins c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1962	Trustee and President*	Indefinite Term since 2013	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC from 2014 to present and Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	14	None

*  Mr. Perkins is an "interested" Trustee because of his affiliation with the Advisor.

**  The term "fund complex" refers to (i) Hatteras Alternative Mutual Funds Trust, (ii) Underlying Funds Trust, the investment advisor of which is Hatteras Funds, LP, (iii) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Funds, LP, and (iv) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment advisor for which is Hatteras Funds LP.

FUND MANAGEMENT

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS

Robert Lance Baker c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1971	Treasurer	Indefinite Term since 2013	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.
Nicole Shortridge Lis c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1975	Secretary	Indefinite Term since 2016	Mrs. Nicole Shortridge-Lis joined Hatteras Funds in 2014 and is currently the Secretary to the Underlying Funds Trust. Prior to 2014, she was employed by Amundi Smith Breeden.
Andrew P. Chica c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615 Born: 1975	Chief Compliance Officer	Indefinite Term since 2013	Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex in 2008.

HATTERAS FUNDS, LP
TRUST FOR ADVISOR SOLUTIONS
UNDERLYING FUNDS TRUST
HATTERAS CLOSED-END FUNDS

PRIVACY POLICY

In recognition of Hatteras' fiduciary obligations to its Clients and Hatteras' desire to maintain its high ethical standards, Hatteras has adopted this Privacy Policy for Hatteras Funds, LP ("Hatteras"), Trust for Advisor Solutions (f/k/a Hatteras Alternative Mutual Funds Trust), Underlying Funds Trust (together, the "Trusts") and Hatteras Closed-End Funds (collectively with the Trusts referred to as the "Fund(s)") to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

HATTERAS FUNDS, LP
TRUST FOR ADVISOR SOLUTIONS
UNDERLYING FUNDS TRUST
HATTERAS CLOSED-END FUNDS

PRIVACY POLICY

(continued)

What we do

Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Hatteras Funds, LP, a registered investment adviser; Hatteras Capital Distributors, LLC, a registered broker-dealer; unregistered funds managed by Hatteras such as, Hatteras GPEP Fund, L.P., Hatteras GPEP Fund II, LLC, Hatteras Global Private Equity Partners International, LLC, Hatteras Late Stage VC Fund I, L.P. and Hatteras Private Equity Evergreen Fund.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Hatteras Funds doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Hatteras Funds doesn't jointly market.

List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Master Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund, LP, Hatteras GPEP Fund II, LLC, Hatteras Late Stage VC Fund I, LP, Hatteras VC Co-Investment Fund II, LLC, Hatteras Private Equity Evergreen Fund and Trust for Advisor Solutions.

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INVESTMENT ADVISOR

Hatteras Funds, LP
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
and
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

LEGAL COUNSEL

Drinker, Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

TOLL FREE TELEPHONE NUMBER:

1-877-569-2382

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without  charge upon request by calling 1-877-569-2382

The Funds' Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds' website, www.hatterasfunds.com, or on the SEC's website, at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2016, is available without charge upon request by calling 1-877-569-2382; or on the SEC's website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Trust's first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Trust's portfolio holdings as of the end of those fiscal quarters. The Trust's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

To reduce expenses, the Funds may mail only one copy of the Funds' prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

This report must be accompanied or preceded by the Funds' current prospectus.

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  H. Alexander Holmes, Thomas Mann, Steve E. Moss, and Gregory S. Sellers are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning related to the required tax filings and payment of distributions.  “Other services” refer to consents to the registrant’s registration statements. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$109,500	$113,500
Audit-Related Fees	None	None
Tax Fees	$33,000	$45,000
All Other Fees	$2,660	$3,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	None	None
Registrant’s Investment Adviser	$0	$2,340

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Advisor Solutions

By (Signature and Title	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/17

By (Signature and Title)	/s/ Michael J. Belland
Michael J. Belland, Treasurer/Principal Financial Officer

Date	3/9/17

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